UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2018

*	This Form N-CSR pertains to the following series of the Registrant: MFS Corporate Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Total Return Bond Fund. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

April 30, 2018

MFS® Corporate Bond Fund

MFB-ANN

MFS® Corporate Bond Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months,

against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains robust, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 18, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	81.5%
High Yield Corporates	8.9%
Emerging Markets Bonds	3.2%
U.S. Treasury Securities	0.9%
Mortgage-Backed Securities	0.9%
Floating Rate Loans	0.3%
Commercial Mortgage-Backed Securities (o)	0.0%
Asset-Backed Securities (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	0.8%
AA	1.9%
A	27.2%
BBB	54.3%
BB	8.9%
B	0.8%
CC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
U.S. Government	0.9%
Federal Agencies	0.9%
Not Rated (o)	0.0%
Cash & Cash Equivalents	4.3%

Portfolio facts (i)
Average Duration (d)	6.9
Average Effective Maturity (m)	10.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of April 30, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2018, Class A shares of the MFS Corporate Bond Fund (“fund”) provided a total return of 0.08%, at net asset value. This compares with a return of 0.65% for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index.

Market environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit less volatile late in the period, with populist parties gaining an increased share of the vote, but thus far falling short of majorities in eurozone member states.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remain relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks weighed on the strong global trade volumes seen during the period’s second half. The US announced broad-based tariffs on imports of steel and aluminum during the period, though some nations have been exempted, and later targeted China for tariffs, in retaliation for what it believes is abuse of intellectual property rights. Growing fears of wider trade skirmishes have added to volatility.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Credit Bond Index, the fund’s holding of cash was a key detractor during the reporting period. Additionally, not having exposure to the local authority sector, the fund’s underweight allocation to the energy sector, and overweight allocation to the electric sector, further weighed on relative returns.

Conversely, the fund’s lesser-than-benchmark exposure to “AAA”-rated(r) securities, and greater exposure to “BBB”-rated securities, contributed to relative performance. Strong security selection within the energy sector, most notably in “BBB”-rated issues, and within the technology sector, particularly in “A”-rated securities, was another positive factor that benefited relative performance.

4

Management Review – continued

Respectfully,

Portfolio Manager(s)

Richard Hawkins, Alexander Mackey, and Robert Persons

Note to Shareholders: Effective June 30, 2018, Richard Hawkins will no longer be a Portfolio Manager of the Fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	0.08%	2.21%	5.51%	N/A
B	9/07/93	(0.67)%	1.46%	4.75%	N/A
C	1/03/94	(0.67)%	1.46%	4.74%	N/A
I	1/02/97	0.33%	2.45%	5.77%	N/A
R1	4/01/05	(0.67)%	1.46%	4.74%	N/A
R2	10/31/03	(0.17)%	1.97%	5.27%	N/A
R3	4/01/05	0.08%	2.21%	5.52%	N/A
R4	4/01/05	0.33%	2.48%	5.78%	N/A
R6	6/01/12	0.43%	2.56%	N/A	3.50%
Comparative benchmark(s)
Bloomberg Barclays U.S. Credit Bond Index (f)		0.65%	2.27%	4.99%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.17)%	1.32%	5.05%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.55)%	1.10%	4.75%	N/A
C With CDSC (1% for 12 months) (v)		(1.65)%	1.46%	4.74%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

7

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2017 through April 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period (p) 11/01/17-4/30/18
A	Actual	0.80%	$1,000.00	$971.02	$3.91
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
B	Actual	1.55%	$1,000.00	$967.99	$7.56
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
C	Actual	1.55%	$1,000.00	$967.24	$7.56
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
I	Actual	0.55%	$1,000.00	$972.20	$2.69
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
R1	Actual	1.55%	$1,000.00	$967.27	$7.56
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
R2	Actual	1.05%	$1,000.00	$970.51	$5.13
	Hypothetical (h)	1.05%	$1,000.00	$1,019.59	$5.26
R3	Actual	0.80%	$1,000.00	$971.02	$3.91
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
R4	Actual	0.55%	$1,000.00	$972.26	$2.69
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
R6	Actual	0.45%	$1,000.00	$972.71	$2.20
	Hypothetical (h)	0.45%	$1,000.00	$1,022.56	$2.26

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.4%
Issuer	Shares/Par	Value ($)
Aerospace - 1.5%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027 (n)	$11,950,000	$11,307,568
Lockheed Martin Corp., 3.55%, 1/15/2026	9,857,000	9,714,446
Northrop Grumman Corp., 2.55%, 10/15/2022	31,622,000	30,469,983
Northrop Grumman Corp., 2.93%, 1/15/2025	27,106,000	25,697,213

		$77,189,210
Apparel Manufacturers - 0.5%
Coach, Inc., 4.125%, 7/15/2027	$24,765,000	$23,920,586

Asset-Backed & Securitized - 0.1%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.501% (LIBOR-1mo. + 1.6%), 12/28/2040 (z)	$1,067,321	$968,352
BlackRock Capital Finance LP, 7.75%, 9/25/2026 (z)	26,166	1,761
Greenwich Capital Commercial Funding Corp., 5.752%, 7/10/2038	729,090	729,104
JPMorgan Chase Commercial Mortgage Securities Corp., 5.785%, 7/15/2042 (n)(q)	1,228,543	847,537
Lehman Brothers Commercial Conduit Mortgage Trust, 1.121%, 2/18/2030 (i)	200,462	5
Morgan Stanley Capital I, Inc., 1.299%, 11/15/2030 (i)(n)	1,673,588	48

		$2,546,807
Automotive - 4.2%
Daimler Finance North America LLC, 3.35%, 5/04/2021 (z)	$39,657,000	$39,610,998
Ford Motor Credit Co. LLC, 3.47%, 4/05/2021	10,753,000	10,706,676
General Motors Co., 6.6%, 4/01/2036	1,500,000	1,680,429
General Motors Co., 5.15%, 4/01/2038	10,480,000	10,066,954
General Motors Co., 6.25%, 10/02/2043	10,919,000	11,661,988
General Motors Financial Co., Inc., 2.35%, 10/04/2019	32,777,000	32,433,672
General Motors Financial Co., Inc., 3.45%, 4/10/2022	11,528,000	11,371,417
General Motors Financial Co., Inc., 4%, 10/06/2026	10,385,000	9,936,238
General Motors Financial Co., Inc., 4.35%, 1/17/2027	6,485,000	6,308,084
Lear Corp., 5.25%, 1/15/2025	17,224,000	18,138,030
Lear Corp., 3.8%, 9/15/2027	36,241,000	34,506,734
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	22,571,000	22,994,206

		$209,415,426
Broadcasting - 0.9%
Netflix, Inc., 4.875%, 4/15/2028 (n)	$27,000,000	$25,481,250
Time Warner, Inc., 3.8%, 2/15/2027	14,214,000	13,754,442

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Time Warner, Inc., 5.35%, 12/15/2043	$6,056,000	$6,318,728

		$45,554,420
Brokerage & Asset Managers - 1.9%
CME Group, Inc., 3%, 3/15/2025	$10,133,000	$9,780,392
E*TRADE Financial Corp., 2.95%, 8/24/2022	15,023,000	14,557,368
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	6,672,000	6,609,136
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	21,865,000	20,856,214
Intercontinental Exchange, Inc., 4%, 10/15/2023	16,230,000	16,558,804
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	10,952,000	10,968,614
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	16,712,000	16,138,642

		$95,469,170
Building - 3.1%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$18,362,000	$17,639,588
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	7,431,000	7,571,449
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	8,095,000	7,625,499
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	14,186,000	13,306,695
Masco Corp., 4.45%, 4/01/2025	5,390,000	5,447,134
Masco Corp., 4.375%, 4/01/2026	13,202,000	13,284,512
Masco Corp., 4.5%, 5/15/2047	14,265,000	13,133,802
Owens Corning, 4.2%, 12/15/2022	4,120,000	4,190,946
Owens Corning, 3.4%, 8/15/2026	10,397,000	9,753,634
Owens Corning, 4.4%, 1/30/2048	14,463,000	12,905,697
Standard Industries, Inc., 4.75%, 1/15/2028 (n)	28,645,000	26,711,462
Vulcan Materials Co. , 4.5%, 6/15/2047	23,394,000	21,683,396

		$153,253,814
Business Services - 2.0%
Cisco Systems, Inc., 2.2%, 2/28/2021	$14,891,000	$14,624,270
Equinix, Inc., 5.75%, 1/01/2025	15,055,000	15,619,563
Equinix, Inc., 5.375%, 5/15/2027	4,197,000	4,270,448
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	2,389,000	2,368,757
Fidelity National Information Services, Inc., 5%, 10/15/2025	2,588,000	2,732,605
Fidelity National Information Services, Inc., 3%, 8/15/2026	13,572,000	12,458,212
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	6,787,000	6,619,410
Fiserv, Inc., 2.7%, 6/01/2020	8,911,000	8,835,265
MSCI, Inc., 5.75%, 8/15/2025 (n)	15,656,000	16,355,823
MSCI, Inc., 4.75%, 8/01/2026 (n)	5,205,000	5,157,374
Tencent Holdings Ltd., 2.985%, 1/19/2023 (n)	12,855,000	12,446,096

		$101,487,823

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - 2.8%
Charter Communications Operating LLC, 6.384%, 10/23/2035	$31,910,000	$34,813,887
Charter Communications Operating LLC, 5.375%, 5/01/2047	4,512,000	4,247,292
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	13,693,000	12,873,423
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	5,670,000	5,335,390
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	2,215,000	2,199,094
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,635,000	1,626,825
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	19,940,000	19,591,050
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	26,833,000	25,558,432
Time Warner Cable, Inc., 8.25%, 4/01/2019	6,150,000	6,443,894
Time Warner Cable, Inc., 5%, 2/01/2020	1,480,000	1,518,559
Time Warner Cable, Inc., 4.5%, 9/15/2042	9,034,000	7,656,874
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	1,734,000	2,245,834
Videotron Ltd., 5%, 7/15/2022	13,220,000	13,500,925

		$137,611,479
Chemicals - 1.2%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)	$13,552,000	$12,681,731
Braskem Netherlands Finance BV, 3.5%, 1/10/2023 (n)	22,940,000	21,678,530
LyondellBasell Industries N.V., 5%, 4/15/2019	2,378,000	2,412,337
LyondellBasell Industries N.V., 6%, 11/15/2021	9,720,000	10,449,412
Sherwin-Williams Co., 4.5%, 6/01/2047	13,884,000	13,602,783

		$60,824,793
Computer Software - 1.8%
Microsoft Corp., 3.45%, 8/08/2036	$25,000,000	$23,887,588
Microsoft Corp., 4.1%, 2/06/2037	13,500,000	14,017,354
Oracle Corp., 3.4%, 7/08/2024	9,697,000	9,622,472
Oracle Corp., 3.8%, 11/15/2037	38,015,000	36,800,477
VeriSign, Inc., 4.625%, 5/01/2023	7,628,000	7,647,070

		$91,974,961
Computer Software - Systems - 1.2%
Apple, Inc., 3.2%, 5/11/2027	$33,231,000	$32,079,707
Apple, Inc., 4.5%, 2/23/2036	10,000,000	10,707,782
Apple, Inc., 4.375%, 5/13/2045	3,713,000	3,844,448
Apple, Inc., 3.85%, 8/04/2046	8,346,000	7,912,525
Apple, Inc., 4.25%, 2/09/2047	4,778,000	4,856,498

		$59,400,960
Conglomerates - 0.5%
Roper Technologies, Inc., 3%, 12/15/2020	$24,787,000	$24,643,165

Consumer Products - 0.3%
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)	$18,079,000	$16,723,079

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - 2.5%
Alibaba Group Holding Ltd., 4%, 12/06/2037	$10,629,000	$10,010,797
Alibaba Group Holding Ltd., 4.2%, 12/06/2047	18,955,000	17,837,535
IHS Markit Ltd., 4%, 3/01/2026 (n)	6,085,000	5,828,396
Priceline Group, Inc., 3.65%, 3/15/2025	17,059,000	16,706,046
Priceline Group, Inc., 3.6%, 6/01/2026	20,768,000	20,131,892
Priceline Group, Inc., 3.55%, 3/15/2028	10,204,000	9,708,106
Service Corp. International, 5.375%, 1/15/2022	1,705,000	1,735,690
Service Corp. International, 5.375%, 5/15/2024	18,149,000	18,652,635
Visa, Inc., 4.15%, 12/14/2035	14,578,000	15,171,192
Visa, Inc., 3.65%, 9/15/2047	11,718,000	11,040,842

		$126,823,131
Containers - 1.1%
Ball Corp., 5%, 3/15/2022	$5,370,000	$5,564,662
Ball Corp., 4%, 11/15/2023	6,003,000	5,882,940
Ball Corp., 5.25%, 7/01/2025	10,370,000	10,681,100
Berry Global, Inc., 4.5%, 2/15/2026 (n)	12,925,000	12,343,375
Sealed Air Corp., 5.5%, 9/15/2025 (n)	20,780,000	21,481,325

		$55,953,402
Electrical Equipment - 0.8%
Arrow Electronics, Inc., 3.5%, 4/01/2022	$4,412,000	$4,334,523
Arrow Electronics, Inc., 3.25%, 9/08/2024	18,437,000	17,334,425
Arrow Electronics, Inc., 3.875%, 1/12/2028	19,987,000	18,817,922

		$40,486,870
Electronics - 2.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$45,163,000	$43,121,185
Flextronics International Ltd., 4.625%, 2/15/2020	16,917,000	17,241,983
Flextronics International Ltd., 4.75%, 6/15/2025	6,626,000	6,811,224
Intel Corp., 3.15%, 5/11/2027	4,138,000	3,990,786
Intel Corp., 4.1%, 5/11/2047	22,234,000	22,254,541
NXP B.V./NXP Funding LLC, 4.125%, 6/15/2020 (n)	7,329,000	7,365,645
Tyco Electronics Group S.A., 2.375%, 12/17/2018	1,303,000	1,301,936
Tyco Electronics Group S.A., 3.5%, 2/03/2022	11,088,000	11,154,353

		$113,241,653
Emerging Market Quasi-Sovereign - 1.1%
Petrobras Global Finance B.V., 5.75%, 2/01/2029	$26,947,000	$25,572,703
Petroleos Mexicanos, 6.5%, 3/13/2027	4,816,000	4,987,498
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (n)	26,102,000	25,265,622

		$55,825,823

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Sovereign - 0.3%
Republic of South Africa, 5.65%, 9/27/2047	$13,331,000	$12,773,764

Energy - Independent - 0.0%
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	$1,830,000	$1,855,163

Energy - Integrated - 0.3%
Shell International Finance B.V., 3.75%, 9/12/2046	$16,673,000	$15,776,204

Entertainment - 0.4%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028	$22,622,000	$21,339,689

Financial Institutions - 1.3%
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020	$2,323,000	$2,382,774
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027	24,414,000	22,630,244
Aircastle Ltd., 4.125%, 5/01/2024	18,898,000	18,520,040
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	3,221,000	3,264,197
International Lease Finance Corp., 5.875%, 8/15/2022	15,000,000	16,034,399

		$62,831,654
Food & Beverages - 4.8%
Anheuser Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	$48,069,000	$48,872,666
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036	30,325,000	31,235,997
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	10,822,000	10,694,338
Aramark Services, Inc., 5%, 2/01/2028 (n)	3,345,000	3,257,194
Constellation Brands, Inc., 3.2%, 2/15/2023	17,602,000	17,228,795
Constellation Brands, Inc., 4.25%, 5/01/2023	39,599,000	40,391,880
Danone S.A., 2.077%, 11/02/2021 (n)	11,063,000	10,592,839
Danone S.A., 2.589%, 11/02/2023 (n)	25,885,000	24,432,985
Kraft Heinz Foods Co., 3.5%, 7/15/2022	7,915,000	7,851,549
Kraft Heinz Foods Co., 3%, 6/01/2026	6,972,000	6,329,382
Kraft Heinz Foods Co., 5%, 7/15/2035	2,799,000	2,837,154
Kraft Heinz Foods Co., 6.5%, 2/09/2040	12,504,000	14,556,612
Tyson Foods, Inc., 4.5%, 6/15/2022	8,026,000	8,304,005
Tyson Foods, Inc., 5.15%, 8/15/2044	3,239,000	3,431,436
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)	4,831,000	4,835,573
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	2,809,000	2,824,595

		$237,677,000
Forest & Paper Products - 0.4%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)	$13,758,000	$14,482,697
International Paper Co., 6%, 11/15/2041	5,640,000	6,329,572

		$20,812,269

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - 0.9%
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)	$8,944,000	$8,944,000
Marriott International, Inc., 4%, 4/15/2028	35,912,000	35,150,391

		$44,094,391
Insurance - 0.5%
American International Group, Inc., 3.875%, 1/15/2035	$6,000,000	$5,512,482
American International Group, Inc., 4.7%, 7/10/2035	9,821,000	9,857,203
American International Group, Inc., 4.5%, 7/16/2044	12,351,000	11,867,078

		$27,236,763
Insurance - Health - 1.2%
Aetna, Inc., 2.8%, 6/15/2023	$11,637,000	$11,109,957
UnitedHealth Group, Inc., 2.7%, 7/15/2020	27,646,000	27,523,050
UnitedHealth Group, Inc., 4.625%, 7/15/2035	20,120,000	21,505,453

		$60,138,460
Insurance - Property & Casualty - 1.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	$8,920,000	$8,693,696
Chubb INA Holdings, Inc., 2.3%, 11/03/2020	3,464,000	3,401,190
Chubb INA Holdings, Inc., 2.875%, 11/03/2022	8,035,000	7,879,114
CNA Financial Corp., 5.875%, 8/15/2020	6,010,000	6,348,962
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	11,230,000	11,484,910
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018	4,402,000	4,400,752
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	8,500,000	8,845,751
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	6,766,000	6,675,763
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	6,467,000	6,476,973
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	1,842,000	1,833,628

		$66,040,739
Internet - 0.3%
Baidu, Inc., 4.375%, 3/29/2028	$16,223,000	$16,133,676

Machinery & Tools - 0.3%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$16,974,000	$16,237,257

Major Banks - 16.5%
Bank of America Corp., 1.75%, 6/05/2018	$4,800,000	$4,797,936
Bank of America Corp., 2.738% to 1/23/2021, FLR to 1/23/2022	47,281,000	46,503,060
Bank of America Corp., 3.124% to 1/20/2022, FLR to 1/20/2023	17,201,000	16,932,032
Bank of America Corp., 3.004% to 12/20/2022, FLR to 12/20/2023 (n)	1,782,000	1,729,305
Bank of America Corp., 4.125%, 1/22/2024	16,866,000	17,264,529
Bank of America Corp., 4.45%, 3/03/2026	23,347,000	23,466,981
Bank of America Corp., 3.5%, 4/19/2026	19,080,000	18,424,994

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 4.183%, 11/25/2027	$25,000,000	$24,288,722
Bank of America Corp., 3.419% to 12/20/2027, FLR to 12/20/2028 (n)	24,646,000	23,144,088
Bank of America Corp., 6.1% to 3/17/2025, FLR to 12/29/2049	18,007,000	18,659,754
Bank of America Corp., 5.875% to 3/15/2028, FLR to 12/31/2059	22,420,000	22,375,160
Bank of New York Mellon Corp., 2.95%, 1/29/2023	52,612,000	51,566,465
Bank of New York Mellon Corp., 3.442% to 2/07/2027, FLR to 2/07/2028	23,523,000	22,741,640
Credit Suisse Group AG, 3.869%, 1/12/2029 (n)	12,949,000	12,300,232
Goldman Sachs Group, Inc., 2.625%, 4/25/2021	11,876,000	11,638,955
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	25,624,000	24,740,517
Goldman Sachs Group, Inc., 4.017% to 10/31/2037, FLR to 10/31/2038	4,745,000	4,404,554
Goldman Sachs Group, Inc., 4.8%, 7/08/2044	7,916,000	8,119,388
Goldman Sachs Group, Inc., 5.15%, 5/22/2045	3,670,000	3,816,191
HSBC Holdings PLC, 3.4%, 3/08/2021	15,677,000	15,719,266
HSBC Holdings PLC, 2.65%, 1/05/2022	4,800,000	4,658,745
HSBC Holdings PLC, 4.375%, 11/23/2026	12,488,000	12,380,414
HSBC Holdings PLC, 6% to 5/22/2027, FLR to 11/22/2065	9,768,000	9,647,854
JPMorgan Chase & Co., 4.25%, 10/15/2020	6,107,000	6,266,186
JPMorgan Chase & Co., 2.295%, 8/15/2021	15,000,000	14,577,319
JPMorgan Chase & Co., 4.5%, 1/24/2022	26,589,000	27,584,473
JPMorgan Chase & Co., 3.25%, 9/23/2022	30,989,000	30,677,141
JPMorgan Chase & Co., 3.2%, 6/15/2026	9,000,000	8,520,359
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR to 2/01/2028	35,000,000	33,968,470
JPMorgan Chase & Co., 3.54% to 5/01/2027, FLR to 5/01/2028	18,887,000	18,023,388
JPMorgan Chase & Co., 3.964% to 11/15/2047, FLR to 11/15/2048	12,400,000	11,334,224
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR to 1/23/2049	22,011,000	19,856,395
JPMorgan Chase & Co., 6.75% to 2/01/2024, FLR to 1/29/2049	15,247,000	16,523,936
Morgan Stanley, 2.5%, 4/21/2021	7,620,000	7,446,215
Morgan Stanley, 5.5%, 7/28/2021	5,652,000	6,006,495
Morgan Stanley, 2.625%, 11/17/2021	32,200,000	31,353,728
Morgan Stanley, 3.125%, 1/23/2023	35,579,000	34,770,026
Morgan Stanley, 3.95%, 4/23/2027	18,795,000	18,060,492
Morgan Stanley, 3.591% to 7/22/2027, FLR to 7/22/2028	35,000,000	33,274,745
Morgan Stanley, 3.971% to 7/22/2037, FLR to 7/22/2038	11,335,000	10,605,449
PNC Bank N.A., 2.6%, 7/21/2020	20,034,000	19,823,053
Sumitomo Mitsui Financial Group, Inc., 3.102%, 1/17/2023	35,791,000	34,907,926
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	26,795,000	26,633,786
Wachovia Corp., 6.605%, 10/01/2025	7,936,000	9,014,138
Wells Fargo & Co., 4.1%, 6/03/2026	6,180,000	6,045,461

		$824,594,187

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 3.4%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$1,460,000	$1,423,768
Becton, Dickinson and Co., 4.685%, 12/15/2044	9,974,000	9,805,218
Becton, Dickinson and Co., 4.669%, 6/06/2047	26,561,000	25,924,589
CVS Health Corp., 3.7%, 3/09/2023	26,580,000	26,436,159
CVS Health Corp., 5.05%, 3/25/2048	10,200,000	10,362,145
HCA, Inc., 4.75%, 5/01/2023	9,090,000	9,157,357
HCA, Inc., 5.25%, 6/15/2026	10,033,000	10,083,165
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	16,049,000	15,466,032
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	4,792,000	4,670,070
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	8,278,000	8,035,691
Thermo Fisher Scientific, Inc., 3.15%, 1/15/2023	1,177,000	1,148,931
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	9,452,000	9,157,445
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	14,540,000	13,466,795
Thermo Fisher Scientific, Inc., 4.1%, 8/15/2047	27,051,000	25,784,265

		$170,921,630
Medical Equipment - 2.7%
Abbott Laboratories, 2.9%, 11/30/2021	$30,627,000	$30,200,729
Abbott Laboratories, 4.75%, 11/30/2036	21,877,000	23,163,765
Medtronic, Inc., 3.5%, 3/15/2025	32,749,000	32,424,604
Medtronic, Inc., 4.375%, 3/15/2035	3,458,000	3,584,728
Teleflex, Inc., 4.625%, 11/15/2027	2,045,000	1,952,975
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	28,500,000	27,452,722
Zimmer Biomet Holdings, Inc., FLR, 2.927% (LIBOR-3mo. + 0.75%), 3/19/2021	15,874,000	15,900,754

		$134,680,277
Metals & Mining - 1.9%
Barrick Gold Corp., 3.85%, 4/01/2022	$3,225,000	$3,267,716
Barrick North America Finance LLC, 4.4%, 5/30/2021	1,007,000	1,040,419
Glencore Funding LLC, 3%, 10/27/2022 (n)	2,911,000	2,783,714
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	11,974,000	11,929,696
Glencore Funding LLC, 4%, 4/16/2025 (n)	7,423,000	7,224,798
Glencore Funding LLC, 4%, 3/27/2027 (n)	21,861,000	20,838,979
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	10,188,000	9,575,497
Kinross Gold Corp., 5.95%, 3/15/2024	2,838,000	2,958,615
Kinross Gold Corp., 4.5%, 7/15/2027 (n)	284,000	266,960
Southern Copper Corp., 5.25%, 11/08/2042	12,322,000	12,702,128
Steel Dynamics, Inc., 5%, 12/15/2026	21,989,000	21,769,110

		$94,357,632
Midstream - 2.9%
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	$5,122,000	$5,016,625
APT Pipelines Ltd., 5%, 3/23/2035 (n)	12,850,000	13,130,865

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	$9,949,000	$9,850,570
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	4,303,000	4,561,868
Kinder Morgan Energy Partners LP, 3.5%, 3/01/2021	3,745,000	3,737,204
Kinder Morgan Energy Partners LP, 7.4%, 3/15/2031	3,627,000	4,279,150
MPLX LP, 4.5%, 4/15/2038	14,937,000	14,445,348
ONEOK, Inc., 4.95%, 7/13/2047	38,103,000	38,196,295
Sabine Pass Liquefaction, 4.2%, 3/15/2028	15,455,000	15,017,770
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	12,865,000	13,710,360
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	1,257,000	1,339,169
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	13,222,000	14,359,215
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	7,084,000	7,309,991

		$144,954,430
Mortgage-Backed - 0.9%
Freddie Mac, 3.136%, 10/25/2024	$36,026,000	$35,879,403
Freddie Mac, 3.244%, 8/25/2027	1,276,000	1,257,183
Freddie Mac, 3.286%, 11/25/2027	7,744,000	7,639,218

		$44,775,804
Natural Gas - Distribution - 1.2%
NiSource Finance Corp., 3.85%, 2/15/2023	$10,894,000	$10,966,310
NiSource Finance Corp., 4.8%, 2/15/2044	4,239,000	4,424,651
Sempra Energy, 3.25%, 6/15/2027	44,879,000	42,079,751

		$57,470,712
Network & Telecom - 2.5%
AT&T, Inc., 2.45%, 6/30/2020	$5,778,000	$5,706,661
AT&T, Inc., 3.8%, 3/01/2024	17,387,000	17,269,912
AT&T, Inc., 4.5%, 5/15/2035	13,000,000	12,393,839
AT&T, Inc., 4.9%, 8/14/2037	35,881,000	36,332,127
AT&T, Inc., 4.75%, 5/15/2046	15,772,000	14,689,251
AT&T, Inc., 5.15%, 11/15/2046 (z)	9,012,000	8,859,000
AT&T, Inc., 5.65%, 2/15/2047	9,148,000	9,671,633
Verizon Communications, Inc., 1.75%, 8/15/2021	8,069,000	7,691,740
Verizon Communications, Inc., 3%, 11/01/2021	12,119,000	12,006,777

		$124,620,940
Oils - 1.7%
Andeavor, 4.5%, 4/01/2048	$22,565,000	$21,230,547
Marathon Petroleum Corp., 3.4%, 12/15/2020	11,333,000	11,376,740
Marathon Petroleum Corp., 4.75%, 9/15/2044	16,090,000	15,880,486
Valero Energy Corp., 3.4%, 9/15/2026	20,305,000	19,412,593
Valero Energy Corp., 4.9%, 3/15/2045	17,086,000	17,876,966

		$85,777,332

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 5.0%
BPCE S.A., 4.5%, 3/15/2025 (n)	$6,746,000	$6,704,207
Capital One Financial Corp., 3.75%, 4/24/2024	7,016,000	6,892,222
Capital One Financial Corp., 3.3%, 10/30/2024	38,018,000	36,209,357
Citigroup, Inc., 4.4%, 6/10/2025	8,354,000	8,346,082
Citigroup, Inc., 3.2%, 10/21/2026	35,061,000	32,679,659
Citigroup, Inc., 3.52% to 10/27/2027, FLR to 10/27/2028	40,653,000	38,345,384
Citizens Bank N.A., 2.25%, 3/02/2020	23,010,000	22,632,651
Citizens Bank N.A., 2.55%, 5/13/2021	9,910,000	9,696,011
Discover Bank, 7%, 4/15/2020	17,724,000	18,838,259
Groupe BPCE S.A., 12.5% to 9/30/2019, FLR to 8/29/2049 (n)	3,146,000	3,511,722
ING Groep N.V., 3.95%, 3/29/2027	14,650,000	14,414,920
Macquarie Bank Ltd., 6.125% to 3/08/2027, FLR to 12/31/2165 (n)	6,524,000	6,279,350
SunTrust Banks, Inc., 2.7%, 1/27/2022	29,944,000	29,160,444
SunTrust Banks, Inc., 3.3%, 5/15/2026	14,449,000	13,676,112

		$247,386,380
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021	$4,376,000	$4,223,353

Pharmaceuticals - 0.9%
Celgene Corp., 2.875%, 8/15/2020	$18,498,000	$18,377,108
Celgene Corp., 2.75%, 2/15/2023	29,591,000	28,249,321

		$46,626,429
Pollution Control - 0.1%
Republic Services, Inc., 5.25%, 11/15/2021	$6,200,000	$6,579,619

Precious Metals & Minerals - 0.4%
Teck Resources Ltd., 6%, 8/15/2040	$4,507,000	$4,698,547
Teck Resources Ltd., 6.25%, 7/15/2041	13,526,000	14,337,560

		$19,036,107
Railroad & Shipping - 0.1%
Canadian Pacific Railway Co., 4.5%, 1/15/2022	$6,058,000	$6,267,177

Retailers - 1.4%
Best Buy Co., Inc., 5%, 8/01/2018	$8,415,000	$8,459,095
Best Buy Co., Inc., 5.5%, 3/15/2021	17,673,000	18,571,236
Dollar General Corp., 4.15%, 11/01/2025	5,508,000	5,565,023
Dollar Tree, Inc., 4%, 5/15/2025	17,955,000	17,784,645
Home Depot, Inc., 3%, 4/01/2026	7,218,000	6,900,478
Home Depot, Inc., 4.875%, 2/15/2044	10,313,000	11,504,575

		$68,785,052

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Chemicals - 0.1%
Ecolab, Inc., 2.25%, 1/12/2020	$600,000	$592,555
Ecolab, Inc., 4.35%, 12/08/2021	3,263,000	3,385,959

		$3,978,514
Telecommunications - Wireless - 3.5%
American Tower Corp., REIT, 4.7%, 3/15/2022	$7,973,000	$8,246,150
American Tower Corp., REIT, 3.5%, 1/31/2023	3,999,000	3,944,647
American Tower Corp., REIT, 3%, 6/15/2023	19,876,000	19,053,042
American Tower Corp., REIT, 4%, 6/01/2025	12,172,000	12,015,440
American Tower Corp., REIT, 3.6%, 1/15/2028	21,944,000	20,495,414
Crown Castle International Corp., 5.25%, 1/15/2023	4,570,000	4,821,075
Crown Castle International Corp., 3.15%, 7/15/2023	16,889,000	16,293,499
Crown Castle International Corp., 4.45%, 2/15/2026	15,364,000	15,359,238
Crown Castle International Corp., 4%, 3/01/2027	11,286,000	10,905,603
Crown Castle International Corp., 3.65%, 9/01/2027	8,862,000	8,306,962
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	12,662,000	13,065,542
SBA Tower Trust, 2.898%, 10/11/2044 (n)	9,621,000	9,622,601
T-Mobile USA, Inc., 6%, 4/15/2024	21,678,000	22,707,705
T-Mobile USA, Inc., 4.75%, 2/01/2028	9,336,000	8,984,033

		$173,820,951
Tobacco - 1.2%
B.A.T. Capital Corp., 3.557%, 8/15/2027 (n)	$24,315,000	$22,749,007
Reynolds American, Inc., 8.125%, 6/23/2019	6,504,000	6,869,792
Reynolds American, Inc., 3.25%, 6/12/2020	1,586,000	1,586,933
Reynolds American, Inc., 4%, 6/12/2022	5,408,000	5,454,499
Reynolds American, Inc., 4.45%, 6/12/2025	19,045,000	19,231,866
Reynolds American, Inc., 5.7%, 8/15/2035	4,634,000	5,115,041

		$61,007,138
Transportation - Services - 0.3%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$2,391,000	$2,387,242
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	6,480,000	8,270,510
ERAC USA Finance LLC, 5.625%, 3/15/2042 (n)	2,420,000	2,692,472
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	1,850,000	1,786,307

		$15,136,531
U.S. Treasury Obligations - 0.9%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$42,854,000	$46,069,724

Utilities - Electric Power - 4.9%
Berkshire Hathaway Energy, 4.5%, 2/01/2045	$5,432,000	$5,617,303
CMS Energy Corp., 6.25%, 2/01/2020	6,891,000	7,241,849
Dominion Resources, Inc., 2.5%, 12/01/2019	3,550,000	3,507,249

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Duke Energy Corp., 3.75%, 9/01/2046	$13,123,000	$11,773,118
EDP Finance B.V., 5.25%, 1/14/2021 (n)	6,828,000	7,124,765
EDP Finance BV, 3.625%, 7/15/2024 (n)	10,744,000	10,472,424
Emera U.S. Finance LP, 2.7%, 6/15/2021	3,920,000	3,818,393
Emera U.S. Finance LP, 3.55%, 6/15/2026	4,478,000	4,254,119
Enel Finance International N.V., 2.75%, 4/06/2023 (n)	36,129,000	34,567,519
Enel Finance International S.A., 4.75%, 5/25/2047 (n)	32,876,000	32,834,525
Eversource Energy, 2.9%, 10/01/2024	18,060,000	17,174,869
Exelon Corp., 3.497%, 6/01/2022	17,819,000	17,537,682
FirstEnergy Corp., 3.9%, 7/15/2027	11,834,000	11,578,928
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027	22,319,000	21,443,563
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	14,862,000	13,858,815
PPL Capital Funding, Inc., 5%, 3/15/2044	5,193,000	5,561,527
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	5,693,000	5,933,353
Public Service Enterprise Group, 2%, 11/15/2021	20,489,000	19,465,012
Southern Co., 2.95%, 7/01/2023	8,880,000	8,558,174

		$242,323,187
Total Bonds (Identified Cost, $4,811,961,753)		$4,718,686,707

Floating Rate Loans (g)(r) - 0.3%
Medical & Health Technology & Services - 0.3%
DaVita Healthcare Partners, Inc., Term Loan B, 4.65%, 6/24/2021 (Identified Cost, $13,283,013)	$13,199,534	$13,298,530

Investment Companies (h) - 4.8%
Money Market Funds - 4.8%
MFS Institutional Money Market Portfolio, 1.78% (v) (Identified Cost, $239,530,385)	239,564,001	$239,540,044

Other Assets, Less Liabilities - 0.5%		23,754,001
Net Assets - 100.0%		$4,995,279,282

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $239,540,044 and $4,731,985,237, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $733,735,556, representing 14.7% of net assets.

22

Portfolio of Investments – continued

(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AT&T, Inc., 5.15%, 11/15/2046	4/12/18	$9,230,847	$8,859,000
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.501% (LIBOR-1mo. + 1.6%), 12/28/2040	3/01/06	1,067,321	968,352
BlackRock Capital Finance LP, 7.75%, 9/25/2026	10/10/96-1/03/97	25,652	1,761
Daimler Finance North America LLC, 3.35%, 5/04/2021	4/30/18	39,610,998	39,610,998
Total Restricted Securities			$49,440,111
% of Net assets			1.0%

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,825,244,766)	$4,731,985,237
Investments in affiliated issuers, at value (identified cost, $239,530,385)	239,540,044
Cash	57,779
Receivables for
Investments sold	17,851,283
Fund shares sold	11,979,875
Interest	46,836,443
Other assets	13,450
Total assets	$5,048,264,111
Liabilities
Payables for
Distributions	$2,306,153
Investments purchased	39,610,998
Fund shares reacquired	8,652,563
Payable to affiliates
Investment adviser	210,543
Shareholder servicing costs	1,578,717
Distribution and service fees	77,857
Payable for independent Trustees’ compensation	15,783
Accrued expenses and other liabilities	532,215
Total liabilities	$52,984,829
Net assets	$4,995,279,282
Net assets consist of
Paid-in capital	$5,103,447,249
Unrealized appreciation (depreciation)	(93,249,870)
Accumulated net realized gain (loss)	(12,181,407)
Accumulated distributions in excess of net investment income	(2,736,690)
Net assets	$4,995,279,282
Shares of beneficial interest outstanding	369,589,397

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,648,507,892	121,893,901	$13.52
Class B	47,698,208	3,534,193	13.50
Class C	182,314,824	13,522,457	13.48
Class I	1,781,450,110	131,823,950	13.51
Class R1	6,101,023	452,184	13.49
Class R2	43,826,704	3,240,311	13.53
Class R3	167,404,336	12,377,921	13.52
Class R4	74,026,512	5,472,357	13.53
Class R6	1,043,949,673	77,272,123	13.51

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.12 [100 / 95.75 x $13.52]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$176,700,517
Dividends from affiliated issuers	2,498,360
Total investment income	$179,198,877
Expenses
Management fee	$18,355,944
Distribution and service fees	7,532,684
Shareholder servicing costs	4,636,483
Administrative services fee	640,971
Independent Trustees’ compensation	58,687
Custodian fee	240,054
Shareholder communications	1,047,298
Audit and tax fees	74,104
Legal fees	49,076
Miscellaneous	537,547
Total expenses	$33,172,848
Fees paid indirectly	(10,153)
Reduction of expenses by investment adviser and distributor	(462,750)
Net expenses	$32,699,945
Net investment income (loss)	$146,498,932
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$22,391,830
Affiliated issuers	(21,482)
Net realized gain (loss)	$22,370,348
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(178,786,130)
Affiliated issuers	(4,158)
Net unrealized gain (loss)	$(178,790,288)
Net realized and unrealized gain (loss)	$(156,419,940)
Change in net assets from operations	$(9,921,008)

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/18	4/30/17
Change in net assets
From operations
Net investment income (loss)	$146,498,932	$109,112,277
Net realized gain (loss)	22,370,348	10,729,076
Net unrealized gain (loss)	(178,790,288)	(19,563,041)
Change in net assets from operations	$(9,921,008)	$100,278,312
Distributions declared to shareholders
From net investment income	$(149,082,041)	$(115,352,326)
Change in net assets from fund share transactions	$901,620,983	$1,176,131,453
Total change in net assets	$742,617,934	$1,161,057,439
Net assets
At beginning of period	4,252,661,348	3,091,603,909
At end of period (including accumulated distributions in excess of net investment income of $2,736,690 and $3,590,917, respectively)	$4,995,279,282	$4,252,661,348

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.92	$13.99		$14.11	$14.02	$14.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.42	(c)	$0.44	$0.46	$0.44
Net realized and unrealized gain (loss)	(0.39)	(0.04)		(0.06)	0.13	(0.28)
Total from investment operations	$0.02	$0.38		$0.38	$0.59	$0.16
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.45)		$(0.46)	$(0.50)	$(0.48)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.42)	$(0.45)		$(0.50)	$(0.50)	$(0.52)
Net asset value, end of period (x)	$13.52	$13.92		$13.99	$14.11	$14.02
Total return (%) (r)(s)(t)(x)	0.08	2.73	(c)	2.83	4.27	1.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.81	(c)	0.83	0.83	0.82
Expenses after expense reductions (f)	0.79	0.80	(c)	0.82	0.82	0.81
Net investment income (loss)	2.95	3.04	(c)	3.24	3.26	3.19
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$1,648,508	$1,597,201		$1,709,595	$1,572,022	$1,489,744

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.89	$13.96		$14.08	$13.99	$14.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	(c)	$0.34	$0.35	$0.34
Net realized and unrealized gain (loss)	(0.39)	(0.05)		(0.06)	0.13	(0.29)
Total from investment operations	$(0.08)	$0.27		$0.28	$0.48	$0.05
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)		$(0.36)	$(0.39)	$(0.37)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.34)		$(0.40)	$(0.39)	$(0.41)
Net asset value, end of period (x)	$13.50	$13.89		$13.96	$14.08	$13.99
Total return (%) (r)(s)(t)(x)	(0.60)	1.96	(c)	2.06	3.49	0.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.56	(c)	1.58	1.58	1.57
Expenses after expense reductions (f)	1.54	1.55	(c)	1.57	1.57	1.57
Net investment income (loss)	2.20	2.30	(c)	2.50	2.52	2.44
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$47,698	$61,123		$72,298	$80,296	$87,094

Class C	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.88	$13.94		$14.06	$13.97	$14.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	(c)	$0.34	$0.35	$0.34
Net realized and unrealized gain (loss)	(0.40)	(0.04)		(0.06)	0.13	(0.29)
Total from investment operations	$(0.09)	$0.28		$0.28	$0.48	$0.05
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)		$(0.36)	$(0.39)	$(0.37)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.34)		$(0.40)	$(0.39)	$(0.41)
Net asset value, end of period (x)	$13.48	$13.88		$13.94	$14.06	$13.97
Total return (%) (r)(s)(t)(x)	(0.67)	2.04	(c)	2.06	3.50	0.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.56	(c)	1.58	1.58	1.57
Expenses after expense reductions (f)	1.54	1.56	(c)	1.57	1.57	1.57
Net investment income (loss)	2.20	2.30	(c)	2.50	2.52	2.45
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$182,315	$242,889		$264,424	$271,920	$276,008

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.91	$13.98		$14.11	$14.01	$14.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.45	(c)	$0.47	$0.49	$0.47
Net realized and unrealized gain (loss)	(0.40)	(0.04)		(0.06)	0.14	(0.29)
Total from investment operations	$0.05	$0.41		$0.41	$0.63	$0.18
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.48)		$(0.50)	$(0.53)	$(0.51)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.45)	$(0.48)		$(0.54)	$(0.53)	$(0.55)
Net asset value, end of period (x)	$13.51	$13.91		$13.98	$14.11	$14.01
Total return (%) (r)(s)(t)(x)	0.33	2.99	(c)	3.01	4.60	1.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.56	(c)	0.57	0.58	0.57
Expenses after expense reductions (f)	0.54	0.56	(c)	0.57	0.57	0.57
Net investment income (loss)	3.19	3.25	(c)	3.48	3.50	3.43
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$1,781,450	$2,005,193		$720,809	$553,364	$446,377

Class R1	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.89	$13.95		$14.07	$13.98	$14.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	(c)	$0.34	$0.36	$0.34
Net realized and unrealized gain (loss)	(0.40)	(0.04)		(0.06)	0.12	(0.29)
Total from investment operations	$(0.09)	$0.28		$0.28	$0.48	$0.05
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)		$(0.36)	$(0.39)	$(0.37)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.34)		$(0.40)	$(0.39)	$(0.41)
Net asset value, end of period (x)	$13.49	$13.89		$13.95	$14.07	$13.98
Total return (%) (r)(s)(t)(x)	(0.67)	2.04	(c)	2.06	3.49	0.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.56	(c)	1.58	1.58	1.57
Expenses after expense reductions (f)	1.54	1.56	(c)	1.57	1.57	1.57
Net investment income (loss)	2.20	2.30	(c)	2.50	2.53	2.44
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$6,101	$6,780		$7,145	$7,978	$21,548

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.92	$13.99		$14.11	$14.02	$14.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.39	(c)	$0.41	$0.42	$0.41
Net realized and unrealized gain (loss)	(0.39)	(0.05)		(0.06)	0.13	(0.29)
Total from investment operations	$(0.01)	$0.34		$0.35	$0.55	$0.12
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.41)		$(0.43)	$(0.46)	$(0.44)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.38)	$(0.41)		$(0.47)	$(0.46)	$(0.48)
Net asset value, end of period (x)	$13.53	$13.92		$13.99	$14.11	$14.02
Total return (%) (r)(s)(t)(x)	(0.09)	2.47	(c)	2.58	4.01	0.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.06	(c)	1.08	1.08	1.07
Expenses after expense reductions (f)	1.04	1.05	(c)	1.07	1.07	1.07
Net investment income (loss)	2.70	2.79	(c)	3.00	3.01	2.94
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$43,827	$49,948		$58,938	$74,307	$77,290

Class R3	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.92	$13.99		$14.11	$14.02	$14.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.43	(c)	$0.44	$0.46	$0.44
Net realized and unrealized gain (loss)	(0.39)	(0.05)		(0.06)	0.13	(0.28)
Total from investment operations	$0.02	$0.38		$0.38	$0.59	$0.16
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.45)		$(0.46)	$(0.50)	$(0.48)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.42)	$(0.45)		$(0.50)	$(0.50)	$(0.52)
Net asset value, end of period (x)	$13.52	$13.92		$13.99	$14.11	$14.02
Total return (%) (r)(s)(t)(x)	0.08	2.73	(c)	2.83	4.27	1.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	(c)	0.83	0.83	0.82
Expenses after expense reductions (f)	0.80	0.80	(c)	0.82	0.82	0.82
Net investment income (loss)	2.95	3.04	(c)	3.24	3.26	3.19
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$167,404	$61,292		$65,655	$69,696	$63,349

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.93	$13.99		$14.11	$14.02	$14.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.46	(c)	$0.48	$0.49	$0.48
Net realized and unrealized gain (loss)	(0.40)	(0.04)		(0.06)	0.14	(0.29)
Total from investment operations	$0.05	$0.42		$0.42	$0.63	$0.19
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.48)		$(0.50)	$(0.54)	$(0.51)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.45)	$(0.48)		$(0.54)	$(0.54)	$(0.55)
Net asset value, end of period (x)	$13.53	$13.93		$13.99	$14.11	$14.02
Total return (%) (r)(s)(t)(x)	0.33	3.06	(c)	3.09	4.53	1.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.56	(c)	0.58	0.58	0.57
Expenses after expense reductions (f)	0.54	0.56	(c)	0.57	0.57	0.57
Net investment income (loss)	3.19	3.29	(c)	3.49	3.51	3.44
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$74,027	$169,661		$148,266	$150,116	$139,924

Class R6	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$13.91	$13.98		$14.10	$14.01	$14.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.47	(c)	$0.49	$0.51	$0.49
Net realized and unrealized gain (loss)	(0.39)	(0.04)		(0.06)	0.13	(0.29)
Total from investment operations	$0.07	$0.43		$0.43	$0.64	$0.20
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.50)		$(0.51)	$(0.55)	$(0.53)
From net realized gain	—	—		(0.04)	—	(0.04)
Total distributions declared to shareholders	$(0.47)	$(0.50)		$(0.55)	$(0.55)	$(0.57)
Net asset value, end of period (x)	$13.51	$13.91		$13.98	$14.10	$14.01
Total return (%) (r)(s)(t)(x)	0.43	3.09	(c)	3.20	4.64	1.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.46	(c)	0.46	0.47	0.46
Expenses after expense reductions (f)	0.44	0.45	(c)	0.45	0.46	0.46
Net investment income (loss)	3.27	3.39	(c)	3.57	3.61	3.57
Portfolio turnover	38	28		30	29	31
Net assets at end of period (000 omitted)	$1,043,950	$58,575		$44,475	$26,041	$18,414
See Notes to Financial Statements

32

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Corporate Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

34

Notes to Financial Statements – continued

subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

35

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$46,069,724	$—	$46,069,724
Non-U.S. Sovereign Debt	—	68,599,587	—	68,599,587
U.S. Corporate Bonds	—	3,877,001,204	—	3,877,001,204
Residential Mortgage-Backed Securities	—	44,777,565	—	44,777,565
Commercial Mortgage-Backed Securities	—	1,576,694	—	1,576,694
Asset-Backed Securities (including CDOs)	—	968,352	—	968,352
Foreign Bonds	—	679,693,581	—	679,693,581
Floating Rate Loans	—	13,298,530	—	13,298,530
Mutual Funds	239,540,044	—	—	239,540,044
Total	$239,540,044	$4,731,985,237	$—	$4,971,525,281

For further information regarding security characteristics, see the Portfolio of Investments.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest

36

Notes to Financial Statements – continued

payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

37

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/18	Year ended 4/30/17
Ordinary income (including any short-term capital gains)	$149,082,041	$115,352,326

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/18
Cost of investments	$5,076,282,218
Gross appreciation	27,126,435
Gross depreciation	(131,883,372)
Net unrealized appreciation (depreciation)	$(104,756,937)
Undistributed ordinary income	10,496,975
Post-October capital loss deferral	(816,522)
Other temporary differences	(13,091,483)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/18	Year ended 4/30/17
Class A	$49,883,497	$54,890,580
Class B	1,254,388	1,676,152
Class C	5,088,946	6,449,209
Class I	58,881,872	41,196,697
Class R1	144,844	169,923
Class R2	1,339,112	1,667,753
Class R3	2,944,142	2,063,656
Class R4	4,491,711	5,502,187
Class R6	25,053,529	1,736,169
Total	$149,082,041	$115,352,326

38

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.1 billion	0.39%
In excess of $1.1 billion	0.38%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2018, this management fee reduction amounted to $407,711, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.37% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $158,467 for the year ended April 30, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,160,295
Class B	0.75%	0.25%	1.00%	1.00%	556,972
Class C	0.75%	0.25%	1.00%	1.00%	2,261,132
Class R1	0.75%	0.25%	1.00%	1.00%	64,340
Class R2	0.25%	0.25%	0.50%	0.50%	243,582
Class R3	—	0.25%	0.25%	0.25%	246,363
Total Distribution and Service Fees					$7,532,684

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2018, this rebate amounted to $53,994, $310, $706,

39

Notes to Financial Statements – continued

$14, and $15 for Class A, Class B, Class C, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2018, were as follows:

Amount
Class A	$77,465
Class B	68,174
Class C	19,326

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2018, the fee was $432,542, which equated to 0.0090% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,203,941.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.0134% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other

40

Notes to Financial Statements – continued

independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,244 and the Retirement Deferral plan resulted in an expense of $306. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2018. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $15,574 at April 30, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2018, the fee paid by the fund under this agreement was $7,914 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS redeemed 86,129 shares of Class I for an aggregate amount of $1,179,105.

(4) Portfolio Securities

For the year ended April 30, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$125,513,814	$117,774,432
Non-U.S. Government securities	$2,417,384,033	$1,610,217,053

41

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/18		Year ended 4/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	36,625,637	$511,901,113	43,275,849	$604,285,516
Class B	207,453	2,896,532	415,882	5,829,135
Class C	1,971,926	27,537,501	3,650,048	51,046,388
Class I	75,710,906	1,060,423,077	121,326,111	1,687,489,235
Class R1	161,297	2,241,256	112,809	1,571,358
Class R2	721,719	10,129,272	774,206	10,828,688
Class R3	10,032,176	140,649,290	940,755	13,162,478
Class R4	2,216,023	31,085,126	4,430,292	62,192,360
Class R6	80,212,626	1,121,933,287	1,729,902	23,933,059
	207,859,763	$2,908,796,454	176,655,854	$2,460,338,217

Shares issued to shareholders in reinvestment of distributions
Class A	3,408,878	$47,647,180	3,752,234	$52,508,291
Class B	86,259	1,204,212	114,438	1,598,234
Class C	328,276	4,577,246	397,613	5,545,735
Class I	2,793,122	39,023,021	2,478,105	34,555,573
Class R1	10,372	144,713	12,148	169,558
Class R2	90,607	1,267,468	112,881	1,579,804
Class R3	211,711	2,939,390	147,169	2,059,110
Class R4	273,160	3,836,638	371,198	5,194,054
Class R6	1,762,527	24,544,835	91,787	1,282,388
	8,964,912	$125,184,703	7,477,573	$104,492,747

Shares reacquired
Class A	(32,849,699)	$(459,223,762)	(54,555,793)	$(760,048,870)
Class B	(1,158,512)	(16,148,945)	(1,311,838)	(18,278,326)
Class C	(6,277,077)	(86,845,430)	(5,516,287)	(76,625,651)
Class I	(90,796,610)	(1,266,384,743)	(31,250,235)	(435,337,120)
Class R1	(207,591)	(2,897,793)	(148,989)	(2,077,558)
Class R2	(1,158,949)	(16,241,466)	(1,514,029)	(21,140,945)
Class R3	(2,268,040)	(31,601,997)	(1,380,292)	(19,268,712)
Class R4	(9,199,421)	(129,134,085)	(3,217,421)	(44,764,480)
Class R6	(8,913,161)	(123,881,953)	(793,884)	(11,157,849)
	(152,829,060)	$(2,132,360,174)	(99,688,768)	$(1,388,699,511)

42

Notes to Financial Statements – continued

	Year ended 4/30/18		Year ended 4/30/17
	Shares	Amount	Shares	Amount
Net change
Class A	7,184,816	$100,324,531	(7,527,710)	$(103,255,063)
Class B	(864,800)	(12,048,201)	(781,518)	(10,850,957)
Class C	(3,976,875)	(54,730,683)	(1,468,626)	(20,033,528)
Class I	(12,292,582)	(166,938,645)	92,553,981	1,286,707,688
Class R1	(35,922)	(511,824)	(24,032)	(336,642)
Class R2	(346,623)	(4,844,726)	(626,942)	(8,732,453)
Class R3	7,975,847	111,986,683	(292,368)	(4,047,124)
Class R4	(6,710,238)	(94,212,321)	1,584,069	22,621,934
Class R6	73,061,992	1,022,596,169	1,027,805	14,057,598
	63,995,615	$901,620,983	84,444,659	$1,176,131,453

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2018, the fund’s commitment fee and interest expense were $29,176 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		138,260,099	1,819,314,674	(1,718,010,772)	239,564,001

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(21,482)	$(4,158)	$—	$2,498,360	$239,540,044

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Corporate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Fund (the “Fund”), including the portfolio of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

49

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Richard Hawkins
Alexander Mackey
Robert Persons

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

51

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

April 30, 2018

MFS® Limited Maturity Fund

MQL-ANN

MFS® Limited Maturity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months,

against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains robust, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 18, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	54.5%
Asset-Backed Securities	12.1%
Collateralized Debt Obligations	11.4%
U.S. Treasury Securities	8.3%
Commercial Mortgage-Backed Securities	4.2%
Non-U.S. Government Bonds	3.0%
Emerging Markets Bonds	2.4%
Residential Mortgage-Backed Securities	1.9%
Mortgage-Backed Securities	0.8%
Municipal Bonds	0.6%
U.S. Government Agencies	0.3%
High Yield Corporates (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	9.2%
AA	19.6%
A	30.8%
BBB	29.1%
BB	0.1%
B	0.1%
CC	0.1%
C (o)	0.0%
D	0.2%
U.S. Government	8.3%
Federal Agencies	1.2%
Not Rated	0.8%
Cash & Cash Equivalents	0.5%

Portfolio facts (i)
Average Duration (d)	1.7
Average Effective Maturity (m)	3.1 yrs.

Issuer country weightings (i)(x)
United States	74.9%
United Kingdom	5.6%
France	2.8%
Japan	2.4%
Canada	2.1%
Netherlands	2.1%
Switzerland	1.9%
China	1.6%
Sweden	1.2%
Other Countries	5.4%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of April 30, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2018, Class A shares of the MFS Limited Maturity Fund (“fund”) provided a total return of 0.36%, at net asset value. This compares with a return of –0.05% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit less volatile late in the period, with populist parties gaining an increased share of the vote, but thus far falling short of majorities in eurozone member states.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remain relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks weighed on the strong global trade volumes seen during the period’s second half. The US announced broad-based tariffs on imports of steel and aluminum during the period, though some nations have been exempted, and later targeted China for tariffs, in retaliation for what it believes is abuse of intellectual property rights. Growing fears of wider trade skirmishes have added to volatility.

Factors Affecting Performance

Relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s greater exposure to the asset backed securities (ABS), industrials and financials sectors, and a lesser exposure to the treasury sector, contributed to relative performance. Strong security selection within both “A” and “BBB” rated (r) securities also benefited relative results. The fund’s shorter duration (d) stance further helped

4

Management Review – continued

relative performance as interest rates rose during the period. Relative to the benchmark, the fund’s positioning along the yield curve (y) detracted from performance.

Respectfully,

Portfolio Manager(s)

Philipp Burgener and Alexander Mackey

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	0.36%	0.64%	1.83%	N/A
B	9/07/93	(0.39)%	(0.12)%	1.06%	N/A
C	7/01/94	(0.49)%	(0.21)%	0.95%	N/A
I	1/02/97	0.51%	0.79%	1.96%	N/A
R1	4/01/05	(0.49)%	(0.21)%	0.97%	N/A
R2	10/31/03	0.11%	0.36%	1.56%	N/A
R3	4/01/05	0.26%	0.58%	1.73%	N/A
R4	4/01/05	0.51%	0.76%	1.96%	N/A
R6	9/04/12	0.58%	0.87%	N/A	1.01%
529A	7/31/02	0.31%	0.56%	1.74%	N/A
529B	7/31/02	(0.29)%	(0.14)%	1.00%	N/A
529C	7/31/02	(0.53)%	(0.29)%	0.88%	N/A
Comparative benhmark(s)
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		(0.05)%	0.71%	1.61%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(2.14)%	0.14%	1.57%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.33)%	(0.51)%	1.06%	N/A
C With CDSC (1% for 12 months) (v)		(1.47)%	(0.21)%	0.95%	N/A
529A With Initial Sales Charge (2.50%)		(2.20)%	0.05%	1.48%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(4.24)%	(0.53)%	1.00%	N/A
529C With CDSC (1% for 12 months) (v)		(1.52)%	(0.29)%	0.88%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2017 through April 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period (p) 11/01/17-4/30/18
A	Actual	0.72%	$1,000.00	$997.27	$3.57
	Hypothetical (h)	0.72%	$1,000.00	$1,021.22	$3.61
B	Actual	1.47%	$1,000.00	$991.81	$7.26
	Hypothetical (h)	1.47%	$1,000.00	$1,017.50	$7.35
C	Actual	1.57%	$1,000.00	$991.33	$7.75
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
I	Actual	0.57%	$1,000.00	$996.27	$2.82
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
R1	Actual	1.57%	$1,000.00	$991.31	$7.75
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
R2	Actual	0.97%	$1,000.00	$994.32	$4.80
	Hypothetical (h)	0.97%	$1,000.00	$1,019.98	$4.86
R3	Actual	0.83%	$1,000.00	$995.10	$4.11
	Hypothetical (h)	0.83%	$1,000.00	$1,020.68	$4.16
R4	Actual	0.57%	$1,000.00	$996.32	$2.82
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
R6	Actual	0.50%	$1,000.00	$996.67	$2.48
	Hypothetical (h)	0.50%	$1,000.00	$1,022.32	$2.51
529A	Actual	0.77%	$1,000.00	$995.32	$3.81
	Hypothetical (h)	0.77%	$1,000.00	$1,020.98	$3.86
529B	Actual	1.51%	$1,000.00	$993.15	$7.46
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
529C	Actual	1.62%	$1,000.00	$991.12	$8.00
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A, 529B and 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 99.0%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 29.4%
A Voce CLO Ltd., 2014-1A, “A2R”, FLR, 3.898% (LIBOR-3mo. + 1.55%), 7/15/2026 (n)	$4,318,000	$4,312,460
A Voce CLO Ltd., 2014-1A, “BR”, FLR, 4.498% (LIBOR-3mo. + 2.15%), 7/15/2026 (n)	5,584,000	5,592,365
AIMCO Properties CLO LP, 2014-AA, “B1R”, FLR, 3.959% (LIBOR-3mo. + 1.6%), 7/20/2026 (n)	4,342,000	4,334,028
AIMCO Properties CLO LP, 2014-AA, “B2R”, 3.49%, 7/20/2026 (n)	1,381,000	1,380,012
Americredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	4,648,000	4,609,427
Ares CLO Ltd., 2013-3A, “B1R”, FLR, 3.853% (LIBOR-3mo. + 1.5%), 10/17/2024 (n)	5,304,000	5,298,712
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	986,392	984,507
Atrium CDO Corp., 2010-A, “B1R”, FLR, 3.798% (LIBOR-3mo. + 1.45%), 7/16/2025 (n)	6,523,000	6,516,392
Atrium CDO Corp., 2011-A, “BR”, FLR, 3.862% (LIBOR-3mo. + 1.5%), 10/23/2025 (n)	4,318,000	4,311,951
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 4.71% (LIBOR-3mo. + 2.35%), 4/25/2026 (n)	4,335,000	4,368,275
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.853% (LIBOR-3mo. + 1.5%), 10/17/2026 (n)	6,471,000	6,464,445
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 3.955% (LIBOR-3mo. + 1.6%), 4/20/2031 (n)	4,282,847	4,282,847
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 4.255% (LIBOR-3mo. + 1.9%), 4/20/2031 (n)	1,814,958	1,814,958
Bancorp Commercial Mortgage Trust, 2018-CR3, “B”, FLR, 3.447% (LIBOR-1mo. + 1.55%), 1/15/2033 (n)	3,903,904	3,906,966
Bayview Commercial Asset Trust, FLR, 2.207% (LIBOR-1mo. + 0.31%), 8/25/2035 (z)	437,924	415,694
Bayview Commercial Asset Trust, FLR, 2.142% (LIBOR-1mo. + 0.27%), 4/25/2036 (z)	380,464	359,927
Bayview Financial Acquisition Trust, 5.638%, 11/28/2036	596,004	607,302
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.501% (LIBOR-1mo. + 1.6%), 12/28/2040 (z)	511,074	463,684
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (z)	5,969,274	5,983,935
Capital One Multi-Asset Execution Trust, 2016-A4, “A4”, 1.33%, 6/15/2022	4,755,000	4,670,938
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.479%, 5/10/2050 (i)	44,640,410	3,801,934

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Cent CLO LP, 2014-21A, “A2AR”, FLR, 4.066% (LIBOR-3mo. + 1.7%), 7/27/2026 (n)	$2,612,650	$2,605,376
Cent CLO LP, 2014-21A, “BR”, FLR, 4.766% (LIBOR-3mo. + 2.4%), 7/27/2026 (n)	3,547,925	3,545,002
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 3.043% (LIBOR-1mo. + 1.15%), 3/15/2028 (n)	1,832,971	1,839,276
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 5/15/2029 (n)	3,442,000	3,405,625
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	1,560,000	1,543,650
Chesapeake Funding II LLC, 2017-3A, “B”, 2.57%, 8/15/2029 (n)	2,403,000	2,371,754
Chesapeake Funding II LLC, 2017-4A, “B”, 2.59%, 11/15/2029 (n)	1,815,000	1,780,795
Chesapeake Funding II LLC, 2017-4A, “C”, 2.76%, 11/15/2029 (n)	2,592,000	2,539,168
Chrysler Capital Auto Receivables Trust 2016-B, “A2”, 1.36%, 1/15/2020 (n)	252,005	251,949
CNH Equipment Trust, 2016-C, “A4”, 1.76%, 9/15/2023	6,146,680	5,968,026
Colony Starwood Homes, 2016-2A, “A”, FLR, 3.147% (LIBOR-1mo. + 1.25%), 12/17/2033 (n)	5,785,692	5,830,111
Commercial Mortgage Asset Trust, 1.466%, 1/17/2032 (i)(z)	62,376	19
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)	5,201,000	5,159,286
CPS Auto Trust, 2017-C, “C”, 2.86%, 6/15/2023 (n)	3,270,000	3,234,870
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/2023 (n)	1,200,461	1,200,196
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024 (n)	5,913,000	5,860,916
Credit Acceptance Auto Loan Trust, 2017-2A, “B”, 3.02%, 4/15/2026 (n)	6,441,000	6,313,518
Credit-Based Asset Servicing & Securitization LLC, 3.78%, 12/25/2035	72,791	72,509
Credit-Based Asset Servicing & Securitization LLC, 3.668%, 1/25/2037 (q)	2,122,995	1,026,975
Credit-Based Asset Servicing & Securitization LLC, 3.874%, 3/25/2037 (q)	3,009,696	1,689,892
Cutwater Ltd., 2014-1A, “A2R”, FLR, 4.048% (LIBOR-3mo. + 1.7%), 7/15/2026 (n)	4,500,000	4,496,738
Dell Equipment Finance Trust, 2017-2, “B”, 2.47%, 10/24/2022 (n)	1,718,000	1,688,884
DLL Securitization Trust, 2017-A, “A3”, 2.14%, 12/15/2021 (n)	2,222,000	2,187,521
Drive Auto Receivables Trust, 2017-1, “B”, 2.36%, 3/15/2021	2,066,000	2,060,532
Dryden Senior Loan Fund, 2014-34A, “BR”, FLR, 3.898% (LIBOR-3mo. + 1.55%), 10/15/2026 (n)	2,366,000	2,363,944
Dryden Senior Loan Fund, 2014-34A, “CR”, CLO, FLR, 4.498% (LIBOR-3mo. + 2.15%), 10/15/2026 (n)	3,033,734	3,049,176
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023 (n)	5,100,000	5,085,989
DT Auto Owner Trust, 2017-3A, “C”, 3.01%, 5/15/2023 (n)	3,606,000	3,588,627

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Eaton Vance CLO Ltd., 2014-1A, “BR”, FLR, 3.948% (LIBOR-3mo. + 1.6%), 7/15/2026 (n)	$3,142,924	$3,141,038
Eaton Vance CLO Ltd., 2014-1A, “CR”, FLR, 4.598% (LIBOR-3mo. + 2.25%), 7/15/2026 (n)	6,285,849	6,280,311
Enterprise Fleet Financing LLC, 1.74%, 2/22/2022 (n)	1,829,972	1,820,606
Enterprise Fleet Financing LLC, 2017-1, “A2”, 2.13%, 7/20/2022 (n)	2,295,232	2,282,984
Exeter Automobile Receivables Trust, 2016-3A, “A”, 1.84%, 11/16/2020 (n)	1,492,992	1,488,918
Exeter Automobile Receivables Trust, 2017-1A, “A”, 1.96%, 3/15/2021 (n)	842,892	840,377
Exeter Automobile Receivables Trust, 2018-1A, “B”, 2.75%, 4/15/2022 (n)	4,730,000	4,686,807
Exeter Automobile Receivables Trust, 2018-2A, “C”, 3.69%, 3/15/2023 (z)	5,790,000	5,789,111
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	973,551	973,781
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)	1,498,000	1,490,721
GMF Floorplan Owner Revolving Trust, 2017-A1, “A”, 2.22%, 1/18/2022 (n)	4,200,000	4,147,993
Granite Point Mortgage Trust Inc., 2.796%, 12/19/2035 (z)	5,834,000	5,825,249
GS Mortgage Securities Trust, 4.592%, 8/10/2043 (n)	7,374,000	7,581,844
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.196%, 5/10/2050 (i)	40,233,932	3,071,346
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.287%, 8/10/2050 (i)	38,849,790	3,091,542
HarbourView CLO VII, Ltd., “B1R”, FLR, 3.522% (LIBOR-3mo. + 1.65%), 11/18/2026 (n)	6,679,491	6,651,577
HarbourView CLO VII, Ltd., 7A, “CR”, FLR, 4.252% (LIBOR-3mo. + 2.38%), 11/18/2026 (n)	4,308,491	4,300,731
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	2,020,212	2,020,234
Hertz Fleet Lease Funding LP, 2018-1, “B”, 3.64%, 5/10/2032 (z)	2,752,000	2,751,605
Hertz Fleet Lease Funding LP, 2018-1, “C”, 3.77%, 5/10/2032 (z)	1,580,000	1,579,598
IMPAC CMB Trust, FLR, 2.637% (LIBOR-1mo. + 0.74%), 11/25/2034	135,933	135,711
IMPAC CMB Trust, FLR, 2.817% (LIBOR-1mo. + 0.92%), 11/25/2034	143,087	139,063
IMPAC Secured Assets Corp., FLR, 2.247% (LIBOR-1mo. + 0.35%), 5/25/2036	486,388	462,229
Interstar Millennium Trust, FLR, 2.507% (LIBOR-3mo. + 0.40%), 3/14/2036	86,705	82,962
Invitation Homes Trust, 2018-SFR1, “B”, 2.845% (LIBOR-1mo. + 0.95%), 3/17/2037 (n)	3,498,000	3,497,995

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Invitation Homes Trust, 2018-SFR2, “A”, 2.745% (LIBOR-1mo. + 0.85%), 12/17/2036 (n)	$6,997,883	$7,008,812
JPMorgan Chase & Co., 4.717%, 2/15/2046 (n)	6,740,324	6,976,684
JPMorgan Chase Commercial Mortgage Securities Corp., 1.238%, 9/15/2050 (i)	80,505,708	5,709,586
Lehman Brothers Commercial Conduit Mortgage Trust, 1.698%, 10/15/2035 (i)	1,372,851	3,401
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.753% (LIBOR-3mo. + 1.4%), 4/15/2028 (z)	4,537,081	4,537,081
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 3.253% (LIBOR-3mo. + 0.9%), 4/15/2028 (n)	4,029,889	4,029,889
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.855% (LIBOR-3mo. + 1.5%), 4/19/2030 (z)	6,806,093	6,799,205
Madison Park Funding XIV Ltd., 2014-14A, “C1R”, FLR, 4.409% (LIBOR-3mo. + 2.05%), 7/20/2026 (n)	6,034,000	6,027,761
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 3.555% (LIBOR-3mo. + 1.2%), 1/18/2028 (n)	8,857,000	8,779,856
Magnetite XI Ltd., 2014-11A, “BR”, FLR, 4.455% (LIBOR-3mo. + 2.1%), 1/18/2027 (n)	3,038,000	3,051,802
Merrill Lynch Mortgage Investors, Inc., 4.319%, 2/25/2037 (q)	1,862,361	373,697
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.603%, 5/15/2050 (i)	44,255,712	3,735,178
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.615%, 6/15/2050 (i)	18,976,088	1,701,423
Morgan Stanley Capital I, Inc., 1.836%, 3/15/2031 (i)(z)	30,862	1
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 4.155% (LIBOR-3mo. + 1.8%), 4/18/2025 (n)	8,600,000	8,596,397
Nationstar HECM Loan Trust, 2018-1A, “M1”, 3.238%, 2/25/2028 (n)	3,427,000	3,426,993
Navient Student Loan Trust, 2016-3A, “A1”, FLR, 2.497% (LIBOR-1mo. + 0.6%), 6/25/2065 (n)	450,555	451,063
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 3.959% (LIBOR-3mo. + 1.6%), 4/20/2027 (n)	5,023,883	5,021,401
NextGear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022 (n)	3,461,000	3,421,354
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	2,577,000	2,549,161
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 4.909% (LIBOR-3mo. + 2.55%), 10/20/2026 (n)	4,321,000	4,340,362
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021 (n)	136,271	136,209
OneMain Financial Issuance Trust, 2017-1A, “A1”, 2.37%, 9/14/2032 (n)	5,148,000	5,051,089

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Option One Mortgage Loan Trust, 5.611%, 1/25/2037 (q)	$99,254	$99,229
Oscar U.S. Funding Trust, 2016-2A, “A”, 2.31%, 11/15/2019 (n)	523,516	522,053
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021 (n)	4,420,000	4,378,337
Oscar U.S. Funding Trust, 2017-2A, “A2B”, FLR, 2.547% (LIBOR-1mo. + 0.65%), 11/10/2020 (n)	3,317,441	3,319,929
Ownit Mortgage Loan Asset-Backed Certificates, 3.373%, 10/25/2035 (q)	1,424,569	895,732
PFS Financing Corp., 2017-C, “A”, FLR, 2.367% (LIBOR-1mo. + 0.47%), 10/15/2021 (n)	2,254,000	2,259,635
Santander Drive Auto Receivable Trust, 2018-1, “B”, 2.63%, 7/15/2022	4,585,000	4,551,336
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	2,821,000	2,804,202
Santander Retail Auto Lease Trust, 2017-A, “B”, 2.68%, 1/20/2022 (n)	3,246,000	3,199,634
Shackelton Ltd., CLO, 2013-4RA, “B”, FLR, 4.242% (LIBOR-3mo. + 1.9%), 4/13/2031 (z)	2,268,542	2,268,501
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	997,523	989,022
Silver Spring CLO Ltd., FLR, 5.098% (LIBOR-3mo. + 2.75%), 10/15/2026 (n)	3,436,000	3,430,363
SPS Servicer Advance Receivables Trust, 2016-T1, “AT1”, 2.53%, 11/16/2048 (n)	7,440,000	7,426,050
Starwood Waypoint Homes Trust, 2017-1, “B”, FLR, 3.066% (LIBOR-1mo. + 1.17%), 1/17/2035 (n)	5,019,511	5,034,853
Thacher Park CLO Ltd. 2014-1A. “CR”, FLR, 4.559% (LIBOR-3mo. + 2.2%), 10/20/2026 (n)	4,301,000	4,307,667
Thornburg Mortgage Securities Trust, FLR, 2.577% (LIBOR-1mo. + 0.68%), 4/25/2043	372,731	373,304
TICP Ltd., CLO, 2018-3R, “B”, FLR, 3.709% (LIBOR-3mo. + 1.35%), 4/20/2028 (z)	2,132,575	2,132,534
TICP Ltd., CLO, 2018-3R, “C”, FLR, 4.159% (LIBOR-3mo. + 1.8%), 4/20/2028 (z)	3,742,444	3,742,358
Tricon American Homes 2015-SFR1, Trust “1A”, 2.589%, 11/17/2033 (n)	3,976,805	3,853,780
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.022%, 11/15/2050 (i)	30,892,244	2,109,316
Verizon Owner Trust, 2016-1A, “A”, 1.42%, 1/20/2021 (n)	5,740,000	5,690,999
Verizon Owner Trust, 2017-3A, “B”, 2.38%, 4/20/2022 (n)	3,075,000	3,013,005
Veros Auto Receivables Trust, 2017-1, “A”, 2.84%, 4/17/2023 (n)	1,732,921	1,725,289
Volvo Financial Equipment Master Owner Trust, 2017-A, “A”, FLR, 2.397% (LIBOR-1mo. + 0.50%), 11/15/2022 (n)	3,389,000	3,397,701

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025 (n)	$4,332,000	$4,287,860
WF-RBS Commercial Mortgage Trust, 2011-C3, “A4”, 4.375%, 3/15/2044 (n)	7,732,177	7,950,468

		$404,866,978
Automotive - 4.0%
American Honda Finance Corp., 1.6%, 7/13/2018	$2,630,000	$2,628,033
BMW US Capital LLC, 3.1%, 4/12/2021 (n)	6,163,000	6,145,798
Daimler Finance North America LLC, 1.65%, 5/18/2018 (n)	3,220,000	3,218,697
Ford Motor Credit Co. LLC, 2.262%, 3/28/2019	5,308,000	5,272,917
Ford Motor Credit Co. LLC, 2.021%, 5/03/2019	4,860,000	4,809,208
Ford Motor Credit Co. LLC, 2.343%, 11/02/2020	4,305,000	4,196,159
General Motors Financial Co., Inc., 2.65%, 4/13/2020	13,401,000	13,269,445
General Motors Financial Co., Inc., 3.15%, 6/30/2022	2,972,000	2,891,435
Hyundai Capital America, 2.4%, 10/30/2018 (n)	2,600,000	2,590,142
Toyota Motor Credit Corp., 1.7%, 2/19/2019	4,820,000	4,789,833
Toyota Motor Credit Corp., FLR, 2.743% (LIBOR-3mo. + 0.39%), 1/17/2019	5,320,000	5,329,167

		$55,140,834
Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$1,862,000	$1,848,834

Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$3,753,000	$3,636,677
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	4,908,000	4,861,757

		$8,498,434
Building - 0.3%
Stanley Black & Decker, Inc., 1.622%, 11/17/2018	$4,230,000	$4,212,170

Cable TV - 0.7%
Time Warner Cable, Inc., 5%, 2/01/2020	$8,592,000	$8,815,848

Chemicals - 0.8%
Dow Chemical Co., 8.55%, 5/15/2019	$2,900,000	$3,070,913
E.I. du Pont de Nemours & Co., 2.2%, 5/01/2020	5,132,000	5,059,170
LyondellBasell Industries N.V., 5%, 4/15/2019	2,963,000	3,005,784

		$11,135,867
Computer Software - 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/2019 (n)	$3,590,000	$3,598,049

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - 0.1%
Roper Technologies, Inc., 2.8%, 12/15/2021	$1,810,000	$1,769,426

Consumer Products - 1.2%
Newell Brands, Inc., 2.6%, 3/29/2019	$523,000	$520,880
Reckitt Benckiser Treasury Services PLC, 2.125%, 9/21/2018 (n)	5,585,000	5,575,807
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	10,735,000	10,265,015

		$16,361,702
Consumer Services - 0.5%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$5,754,000	$5,528,809
QVC, Inc., 5.125%, 7/02/2022	1,135,000	1,168,609

		$6,697,418
Electrical Equipment - 0.3%
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	$4,611,000	$4,565,471

Electronics - 0.1%
Tyco Electronics Group S.A., 2.375%, 12/17/2018	$1,500,000	$1,498,775

Emerging Market Quasi-Sovereign - 0.6%
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	$3,762,000	$3,762,000
State Grid International Development Co. Ltd., 1.75%, 5/22/2018 (n)	4,456,000	4,453,181

		$8,215,181
Energy - Integrated - 0.6%
BP Capital Markets PLC, 2.521%, 1/15/2020	$3,049,000	$3,033,386
Shell International Finance B.V., 1.375%, 5/10/2019	5,690,000	5,625,761

		$8,659,147
Entertainment - 0.2%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	$3,003,000	$2,939,577

Financial Institutions - 0.1%
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	$1,208,000	$1,207,988

Food & Beverages - 1.6%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	$5,173,000	$5,112,983
General Mills, Inc., 3.2%, 4/16/2021	2,054,000	2,053,166
Mondelez International, Inc., FLR, 2.969% (LIBOR-3mo. + 0.61%), 10/28/2019 (n)	7,400,000	7,432,615
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	1,900,000	2,025,494
Want Want China Finance Co., 1.875%, 5/14/2018 (n)	5,038,000	5,035,995

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	$525,000	$523,959

		$22,184,212
Insurance - 1.1%
American International Group, Inc., 2.3%, 7/16/2019	$2,039,000	$2,021,826
American International Group, Inc., 3.3%, 3/01/2021	5,141,000	5,126,545
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	4,840,000	4,756,304
Metropolitan Life Global Funding I, FLR, 2.608% (LIBOR-3mo. + 0.43%), 12/19/2018 (n)	3,700,000	3,709,406

		$15,614,081
Insurance - Health - 0.5%
UnitedHealth Group, Inc., 1.95%, 10/15/2020	$6,409,000	$6,254,891

Insurance - Property & Casualty - 0.0%
Ambac Assurance Corp., 5.1%, 6/07/2020 (z)	$23,513	$31,155
Ambac LSNI, LLC, FLR, 6.811% (LIBOR-3mo. + 5%), 2/12/2023 (z)	113,041	114,171

		$145,326
International Market Quasi-Sovereign - 2.8%
Caisse d’Amortissement de la Dette Sociale, 1.875%, 1/13/2020 (n)	$9,000,000	$8,876,277
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	2,070,000	2,064,845
Dexia Credit Local S.A., 2.25%, 2/18/2020 (n)	3,150,000	3,116,846
Dexia Credit Local S.A., 1.875%, 9/15/2021 (n)	7,590,000	7,297,975
Electricite de France, 2.15%, 1/22/2019 (n)	3,953,000	3,930,405
Kommunalbanken A.S., 1.375%, 10/26/2020 (n)	3,870,000	3,738,984
Swedish Export Credit Corp., 1.125%, 8/28/2019	10,280,000	10,085,207

		$39,110,539
International Market Sovereign - 0.2%
Republic of Finland, 1%, 4/23/2019 (n)	$2,510,000	$2,474,055

Internet - 0.5%
Baidu, Inc., 3.25%, 8/06/2018	$892,000	$892,259
Baidu, Inc., 2.75%, 6/09/2019	2,189,000	2,177,133
Baidu, Inc., 3.875%, 9/29/2023	3,736,000	3,704,965

		$6,774,357
Major Banks - 15.6%
ABN AMRO Bank N.V., 2.1%, 1/18/2019 (n)	$7,840,000	$7,801,615
ABN AMRO Bank N.V., 2.65%, 1/19/2021 (n)	5,197,000	5,105,387
Bank of America Corp., 2.151%, 11/09/2020	3,310,000	3,231,503
Bank of America Corp., 2.369% to 7/21/2020, FLR to 7/21/2021	12,687,000	12,445,455

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 2.881% to 4/24/2022, FLR to 4/24/2023	$7,801,000	$7,588,864
Barclays PLC, 3.25%, 1/12/2021	10,346,000	10,252,503
Citibank N.A., 2.125%, 10/20/2020	5,897,000	5,749,637
Commonwealth Bank of Australia, 1.75%, 11/02/2018	1,390,000	1,383,801
Commonwealth Bank of Australia, 2.3%, 9/06/2019	6,503,000	6,450,644
Credit Agricole, “A”, FLR, 3.767% (LIBOR-3mo. + 1.43%), 1/10/2022 (n)	3,030,000	3,100,973
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	4,820,000	4,753,928
DNB Bank A.S.A., 2.125%, 10/02/2020 (n)	6,394,000	6,227,387
Goldman Sachs Group, Inc., 2%, 4/25/2019	1,150,000	1,142,790
Goldman Sachs Group, Inc., 2.55%, 10/23/2019	15,694,000	15,618,162
Goldman Sachs Group, Inc., 2.6%, 12/27/2020	6,253,000	6,160,554
Goldman Sachs Group, Inc., 3%, 4/26/2022	4,780,000	4,671,569
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR to 3/13/2023	4,311,000	4,241,574
HSBC Holdings PLC, 3.033% to 3/13/2022, FLR to 11/22/2023	3,245,000	3,154,336
ING Bank N.V., 2%, 11/26/2018 (n)	4,970,000	4,952,427
ING Bank N.V., 2.3%, 3/22/2019 (n)	4,000,000	3,985,241
JPMorgan Chase & Co., 2.2%, 10/22/2019	5,340,000	5,291,573
JPMorgan Chase & Co., 2.776% to 4/25/2022, FLR to 4/25/2023	7,272,000	7,068,078
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	1,604,000	1,589,338
Mitsubishi UFJ Financial Group, Inc., 2.998%, 2/22/2022	3,172,000	3,120,415
Mizuho Bank Ltd., FLR, 3.549% (LIBOR-3mo. + 1.19%), 10/20/2018 (n)	4,060,000	4,079,164
Morgan Stanley, 2.375%, 7/23/2019	15,440,000	15,367,776
Morgan Stanley, 2.65%, 1/27/2020	9,508,000	9,450,294
National Australia Bank Ltd., 1.375%, 7/12/2019	4,140,000	4,069,619
PNC Bank N.A., 2.25%, 7/02/2019	5,130,000	5,100,056
Sumitomo Mitsui Financial Group, Inc., 3.102%, 1/17/2023	4,012,000	3,913,012
Svenska Handelsbanken AB, 2.25%, 6/17/2019	6,504,000	6,461,882
Toronto-Dominion Bank, 1.75%, 7/23/2018	2,820,000	2,816,268
Toronto-Dominion Bank, 1.45%, 9/06/2018	7,260,000	7,236,607
Toronto-Dominion Bank. FLR, 2.47% (LIBOR-3mo. + 0.65%), 8/13/2019	3,170,000	3,187,188
UBS AG, 2.375%, 8/14/2019	4,186,000	4,162,875
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	8,600,000	8,428,495
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	6,146,000	6,065,073

		$215,426,063
Medical & Health Technology & Services - 2.2%
Becton Dickinson and Co., FLR, 2.944% (LIBOR-3mo. + 0.88%), 12/29/2020	$3,028,000	$3,035,630
Becton, Dickinson and Co., 2.675%, 12/15/2019	6,464,000	6,416,196
Becton, Dickinson and Co., 2.404%, 6/05/2020	2,975,000	2,916,065
Becton, Dickinson and Co., 2.894%, 6/06/2022	3,466,000	3,353,142

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
CVS Health Corp., 3.7%, 3/09/2023	$3,451,000	$3,432,324
CVS Health Corp., FLR, 2.687% (LIBOR-3mo. + 0.65%), 3/09/2020	2,171,000	2,181,133
CVS Health Corp., FLR, 2.777% (LIBOR-3mo. + 0.72%), 3/09/2021	4,264,000	4,303,186
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	5,170,000	5,122,870

		$30,760,546
Medical Equipment - 1.5%
Abbott Laboratories, 2.35%, 11/22/2019	$12,735,000	$12,624,035
Zimmer Biomet Holdings, Inc., 2.7%, 4/01/2020	6,421,000	6,359,904
Zimmer Biomet Holdings, Inc., FLR, 2.927% (LIBOR-3mo. + 0.75%), 3/19/2021	1,298,000	1,300,188

		$20,284,127
Metals & Mining - 0.2%
Glencore Funding LLC , 3%, 10/27/2022 (n)	$2,204,000	$2,107,628

Midstream - 1.5%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 3.5%, 12/01/2022	$5,818,000	$5,723,592
El Paso LLC, 6.5%, 9/15/2020	6,336,000	6,774,806
EnLink Midstream Partners LP, 2.7%, 4/01/2019	2,163,000	2,154,301
Enterprise Products Operating LP, 6.5%, 1/31/2019	1,280,000	1,313,568
MPLX LP, 3.375%, 3/15/2023	1,725,000	1,698,122
ONEOK Partners LP, 3.2%, 9/15/2018	3,550,000	3,555,311

		$21,219,700
Mortgage-Backed - 0.8%
Fannie Mae, 2.072%, 5/25/2018	$164,381	$164,155
Fannie Mae, 4.5%, 10/01/2018 - 3/01/2023	350,469	355,699
Fannie Mae, 5.5%, 1/01/2019 - 2/01/2019	11,326	11,345
Fannie Mae, 5%, 12/01/2020 - 7/01/2023	417,661	429,288
Fannie Mae, 3%, 12/01/2031	2,611,665	2,593,793
Fannie Mae, 3.71%, 2/01/2033	24,809	25,312
Fannie Mae, 3.657%, 3/01/2033	78,104	79,224
Fannie Mae, 3.5%, 5/01/2033	235,971	247,573
Fannie Mae, 2%, 5/25/2044	7,514,556	7,162,806
Freddie Mac, 5%, 5/01/2018 - 8/01/2020	176,167	179,929
Freddie Mac, 5.5%, 6/01/2019 - 11/01/2019	54,888	55,468
Freddie Mac, 1.018%, 4/25/2024 (i)	328,125	14,203
Ginnie Mae, 2.75%, 7/20/2032	70,325	72,943

		$11,391,738

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Municipals - 0.6%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	$10,353,000	$8,588,745

Network & Telecom - 1.6%
AT&T, Inc., 2.3%, 3/11/2019	$4,270,000	$4,260,969
AT&T, Inc., 2.45%, 6/30/2020	6,250,000	6,172,833
AT&T, Inc., 3.2%, 3/01/2022	5,118,000	5,057,127
AT&T, Inc., FLR, 2.866% (LIBOR-3mo. + 0.91%), 11/27/2018	3,850,000	3,865,214
British Telecommunications PLC, 2.35%, 2/14/2019	2,970,000	2,957,659

		$22,313,802
Oils - 0.2%
Phillips 66, FLR, 2.606% (LIBOR-3mo. + 0.60%), 2/26/2021	$3,020,000	$3,025,840

Other Banks & Diversified Financials - 8.9%
Banque Federative du Credit Mutuel, 2.75%, 1/22/2019 (n)	$1,021,000	$1,020,785
Banque Federative du Credit Mutuel, 2%, 4/12/2019 (n)	5,610,000	5,570,323
Banque Federative du Credit Mutuel, 2.2%, 7/20/2020 (n)	6,421,000	6,279,506
BPCE S.A., 2.5%, 7/15/2019	5,559,000	5,522,283
Branch Banking & Trust Co., 1.45%, 5/10/2019	5,620,000	5,552,067
Capital One Financial Corp., 2.5%, 5/12/2020	4,324,000	4,258,163
Capital One Financial Corp., 2.4%, 10/30/2020	2,132,000	2,083,541
Citigroup, Inc., 2.4%, 2/18/2020	10,463,000	10,349,587
Citigroup, Inc., 3.142% to 1/24/2022, FLR to 1/24/2023	5,909,000	5,798,750
Citizens Bank N.A., 2.3%, 12/03/2018	5,000,000	4,991,769
Citizens Bank N.A., 2.25%, 3/02/2020	3,450,000	3,393,422
Citizens Bank N.A., 2.55%, 5/13/2021	845,000	826,754
Compass Bank, 2.875%, 6/29/2022	6,688,000	6,438,320
Discover Bank, 3.1%, 6/04/2020	3,205,000	3,188,873
Fifth Third Bancorp, 2.3%, 3/01/2019	1,859,000	1,852,533
Fifth Third Bancorp, 2.3%, 3/15/2019	3,120,000	3,111,455
First Republic Bank, 2.375%, 6/17/2019	1,333,000	1,323,327
Groupe BPCE S.A., 2.5%, 12/10/2018	2,520,000	2,518,443
Intesa Sanpaolo S.p.A., FLR, 2.982% (LIBOR-3mo. + 0.63%), 7/17/2019	10,767,000	10,773,338
Lloyds Bank PLC, 1.75%, 5/14/2018	2,040,000	2,039,598
Lloyds Bank PLC, 2.3%, 11/27/2018	1,700,000	1,696,816
Lloyds Bank PLC, FLR, 3.362% (LIBOR-3mo. + 1%), 1/22/2019	6,220,000	6,256,840
National Bank of Canada, FLR, 2.947% (LIBOR-3mo. + 0.84%), 12/14/2018	5,040,000	5,063,148
Santander UK Group Holdings PLC, 2.875%, 8/05/2021	4,560,000	4,458,809
Santander UK PLC, 3.05%, 8/23/2018	2,403,000	2,406,617
SunTrust Banks, Inc., 2.7%, 1/27/2022	5,086,000	4,952,913

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
U.S. Bank NA Cincinnati, 2.05%, 10/23/2020	$7,302,000	$7,136,297
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	3,485,000	3,456,703

		$122,320,980
Pharmaceuticals - 2.8%
AbbVie, Inc., 1.8%, 5/14/2018	$5,760,000	$5,759,078
Actavis Funding SCS, 3%, 3/12/2020	2,399,000	2,382,768
Amgen, Inc., 2.2%, 5/11/2020	4,949,000	4,868,876
Celgene Corp., 2.875%, 8/15/2020	6,424,000	6,382,017
Celgene Corp., 2.75%, 2/15/2023	4,506,000	4,301,695
Gilead Sciences, Inc., 1.85%, 9/04/2018	4,760,000	4,752,855
Shire Acquisitions Investments Ireland Designated Activity Co., 1.9%, 9/23/2019	10,330,000	10,147,581

		$38,594,870
Real Estate - Apartment - 0.1%
ERP Operating LP, 4.75%, 7/15/2020	$1,200,000	$1,236,912

Retailers - 0.5%
Alimentation Couche-Tard, Inc., 2.35%, 12/13/2019 (n)	$6,472,000	$6,385,301

Supranational - 0.4%
Corporacion Andina de Fomento, 2%, 5/10/2019	$4,870,000	$4,831,682

Telecommunications - Wireless - 1.8%
American Tower Corp., REIT, 2.8%, 6/01/2020	$2,158,000	$2,139,987
American Tower Corp., REIT, 3%, 6/15/2023	5,297,000	5,077,680
Crown Castle International Corp., 3.4%, 2/15/2021	2,140,000	2,141,757
Crown Castle International Corp., 3.15%, 7/15/2023	2,734,000	2,637,600
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	6,579,000	6,788,675
SBA Tower Trust, 2.898%, 10/08/2019 (n)	4,150,000	4,150,690
SBA Tower Trust, 2.877%, 7/10/2046 (n)	1,843,000	1,808,886

		$24,745,275
Tobacco - 1.7%
BAT Capital Corp., 2.297%, 8/14/2020 (n)	$7,295,000	$7,137,286
Imperial Tobacco Finance PLC, 2.05%, 7/20/2018 (n)	4,696,000	4,687,828
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	8,541,000	8,464,654
Reynolds American, Inc., 2.3%, 6/12/2018	3,640,000	3,639,253

		$23,929,021
Transportation - Services - 0.4%
TTX Co., 2.6%, 6/15/2020 (n)	$5,870,000	$5,794,562

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - 0.3%
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	$4,500,000	$4,473,011

U.S. Treasury Obligations - 8.3%
U.S. Treasury Notes, 2.25%, 3/31/2020	$54,291,000	$54,053,477
U.S. Treasury Notes, 1.375%, 10/31/2020	20,116,000	19,532,950
U.S. Treasury Notes, 2.375%, 3/15/2021	41,165,000	40,893,247

		$114,479,674
Utilities - Electric Power - 3.0%
Dominion Energy, Inc., 2.962%, 7/01/2019	$2,840,000	$2,832,012
Dominion Energy, Inc., 1.6%, 8/15/2019	1,640,000	1,610,539
Dominion Energy, Inc., 2.579%, 7/01/2020	4,253,000	4,186,994
Dominion Resources, Inc., 2.5%, 12/01/2019	7,000,000	6,915,701
Emera U.S. Finance LP, 2.15%, 6/15/2019	4,397,000	4,349,900
Eversource Energy, 2.5%, 3/15/2021	3,117,000	3,056,149
FirstEnergy Corp., 2.85%, 7/15/2022	2,128,000	2,049,765
NextEra Energy Capital Holdings, Inc., 2.3%, 4/01/2019	3,623,000	3,608,544
Southern Co., 2.45%, 9/01/2018	2,700,000	2,697,822
Southern Co., 1.85%, 7/01/2019	5,610,000	5,538,861
Xcel Energy, Inc., 2.4%, 3/15/2021	4,070,000	3,980,083

		$40,826,370
Total Bonds (Identified Cost, $1,383,053,224)		$1,365,325,007

Investment Companies (h) - 1.9%
Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 1.78% (v) (Identified Cost, $26,521,573)	26,523,962	$26,521,309

Other Assets, Less Liabilities - (0.9)%		(13,003,122)
Net Assets - 100.0%		$1,378,843,194

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $26,521,309 and $1,365,325,007, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $528,738,343, representing 38.3% of net assets.
(q)	Interest received was less than stated coupon rate.

23

Portfolio of Investments – continued

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ambac Assurance Corp., 5.1%, 6/07/2020	2/14/18	$9,757	$31,155
Ambac LSNI, LLC, FLR, 6.811% (LIBOR-3mo. + 5%), 2/12/2023	2/14/18	25,253	114,171
Bayview Commercial Asset Trust, FLR, 2.207% (LIBOR-1mo. + 0.31%), 8/25/2035	6/09/05	437,924	415,694
Bayview Commercial Asset Trust, FLR, 2.142% (LIBOR-1mo. + 0.27%), 4/25/2036	2/23/06	380,464	359,927
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.501% (LIBOR-1mo. + 1.6%), 12/28/2040	3/01/06	511,075	463,685
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033	2/21/18	5,969,170	5,983,935
Commercial Mortgage Asset Trust, 1.466%, 1/17/2032	8/25/03	0	19
Exeter Automobile Receivables Trust, 2018-2A, “C”, 3.69%, 3/15/2023	4/17/18	5,789,114	5,789,111
Granite Point Mortgage Trust Inc., 2.796%, 12/19/2035	4/26/18	5,834,000	5,825,249
Hertz Fleet Lease Funding LP, 2018-1, “B”, 3.64%, 5/10/2032	4/25/18	2,751,605	2,751,605
Hertz Fleet Lease Funding LP, 2018-1, “C”, 3.77%, 5/10/2032	4/25/18	1,579,598	1,579,598
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.753% (LIBOR-3mo. + 1.4%), 4/15/2028	4/03/18	4,537,081	4,537,081
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.855% (LIBOR-3mo. + 1.5%), 4/19/2030	4/11/18	6,806,093	6,799,205
Morgan Stanley Capital I, Inc., 1.836%, 3/15/2031	6/10/03	10	1
Shackelton Ltd., CLO, 2013-4RA, “B”, FLR, 4.242% (LIBOR-3mo. + 1.9%), 4/13/2031	4/04/18	2,268,542	2,268,501
TICP Ltd., CLO, 2018-3R, “B”, FLR, 3.709% (LIBOR-3mo. + 1.35%), 4/20/2028	4/05/18	2,132,575	2,132,535
TICP Ltd., CLO, 2018-3R, “C”, FLR, 4.159% (LIBOR-3mo. + 1.8%), 4/20/2028	4/05/18	3,742,444	3,742,358
Total Restricted Securities			$42,793,830
% of Net assets			3.1%

24

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,383,053,224)	$1,365,325,007
Investments in affiliated issuers, at value (identified cost, $26,521,573)	26,521,309
Cash	150,767
Receivables for
Fund shares sold	3,281,902
Interest	6,193,002
Other assets	4,008
Total assets	$1,401,475,995
Liabilities
Payables for
Distributions	$277,115
Investments purchased	18,933,706
Fund shares reacquired	2,764,530
Payable to affiliates
Investment adviser	61,285
Shareholder servicing costs	430,063
Distribution and service fees	21,484
Program manager fee	847
Payable for independent Trustees’ compensation	2,413
Accrued expenses and other liabilities	141,358
Total liabilities	$22,632,801
Net assets	$1,378,843,194
Net assets consist of
Paid-in capital	$1,444,688,297
Unrealized appreciation (depreciation)	(17,728,481)
Accumulated net realized gain (loss)	(47,387,950)
Accumulated distributions in excess of net investment income	(728,672)
Net assets	$1,378,843,194
Shares of beneficial interest outstanding	234,209,300

26

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$486,143,764	82,462,707	$5.90
Class B	3,779,449	642,564	5.88
Class C	56,372,096	9,568,607	5.89
Class I	141,291,111	24,072,022	5.87
Class R1	294,257	50,063	5.88
Class R2	2,907,547	493,351	5.89
Class R3	2,139,856	362,816	5.90
Class R4	6,536,963	1,109,078	5.89
Class R6	524,652,735	89,193,593	5.88
Class 529A	108,692,091	18,442,046	5.89
Class 529B	4,378,593	745,206	5.88
Class 529C	41,654,732	7,067,247	5.89

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.05 [100 / 97.50 x $5.90] and $6.04 [100 / 97.50 x $5.89], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$34,513,356
Dividends from affiliated issuers	344,402
Total investment income	$34,857,758
Expenses
Management fee	$5,800,197
Distribution and service fees	2,858,058
Shareholder servicing costs	1,416,223
Program manager fees	113,902
Administrative services fee	234,361
Independent Trustees’ compensation	24,913
Custodian fee	157,510
Shareholder communications	109,341
Audit and tax fees	64,762
Legal fees	16,746
Miscellaneous	243,753
Total expenses	$11,039,766
Fees paid indirectly	(6,016)
Reduction of expenses by investment adviser and distributor	(787,731)
Net expenses	$10,246,019
Net investment income (loss)	$24,611,739
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(2,189,941)
Affiliated issuers	(6,224)
Futures contracts	158,311
Net realized gain (loss)	$(2,037,854)
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(16,417,956)
Affiliated issuers	(5,227)
Futures contracts	(299,635)
Net unrealized gain (loss)	$(16,722,818)
Net realized and unrealized gain (loss)	$(18,760,672)
Change in net assets from operations	$5,851,067

See Notes to Financial Statements

28

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/18	4/30/17
Change in net assets
From operations
Net investment income (loss)	$24,611,739	$16,775,997
Net realized gain (loss)	(2,037,854)	(781,764)
Net unrealized gain (loss)	(16,722,818)	(105,864)
Change in net assets from operations	$5,851,067	$15,888,369
Distributions declared to shareholders
From net investment income	$(27,335,499)	$(19,164,833)
Change in net assets from fund share transactions	$(140,861,695)	$110,731,449
Total change in net assets	$(162,346,127)	$107,454,985
Net assets
At beginning of period	1,541,189,321	1,433,734,336
At end of period (including accumulated distributions in excess of net investment income of $728,672 and undistributed net investment income of $162,122)	$1,378,843,194	$1,541,189,321

See Notes to Financial Statements

29

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$5.99	$6.00		$6.03	$6.06	$6.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.07	(c)	$0.06	$0.05	$0.08
Net realized and unrealized gain (loss)	(0.08)	(0.00	)(w)	(0.02)	(0.01)	(0.05)
Total from investment operations	$0.02	$0.07		$0.04	$0.04	$0.03
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.08)		$(0.07)	$(0.07)	$(0.10)
Net asset value, end of period (x)	$5.90	$5.99		$6.00	$6.03	$6.06
Total return (%) (r)(s)(t)(x)	0.36	1.12	(c)	0.68	0.61	0.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	(c)	0.85	0.86	0.84
Expenses after expense reductions (f)	0.72	0.72	(c)	0.74	0.75	0.73
Net investment income (loss)	1.68	1.11	(c)	0.94	0.84	1.29
Portfolio turnover	57	54		30	37	29
Net assets at end of period (000 omitted)	$486,144	$514,304		$462,778	$459,032	$576,712
See Notes to Financial Statements

30

Financial Highlights – continued

Class B	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15		4/30/14
Net asset value, beginning of period	$5.97	$5.98		$6.01	$6.04		$6.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	(c)	$0.01	$0.01		$0.03
Net realized and unrealized gain (loss)	(0.08)	(0.00	)(w)	(0.01)	(0.02)		(0.05)
Total from investment operations	$(0.02)	$0.02		$0.00 (w)	$(0.01)		$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.03)		$(0.03)	$(0.02)		$(0.05)
Net asset value, end of period (x)	$5.88	$5.97		$5.98	$6.01		$6.04
Total return (%) (r)(s)(t)(x)	(0.39)	0.35	(c)	(0.07)	(0.14)		(0.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	(c)	1.60	1.61		1.59
Expenses after expense reductions (f)	1.48	1.47	(c)	1.50	1.51		1.49
Net investment income (loss)	0.93	0.37	(c)	0.20	0.09		0.54
Portfolio turnover	57	54		30	37		29
Net assets at end of period (000 omitted)	$3,779	$5,286		$6,477	$6,463		$7,814

Class C	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15		4/30/14
Net asset value, beginning of period	$5.98	$5.99		$6.02	$6.05		$6.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.02	(c)	$0.01	$(0.00	)(w)	$0.03
Net realized and unrealized gain (loss)	(0.08)	(0.00	)(w)	(0.02)	(0.01)		(0.06)
Total from investment operations	$(0.03)	$0.02		$(0.01)	$(0.01)		$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.03)		$(0.02)	$(0.02)		$(0.04)
Net asset value, end of period (x)	$5.89	$5.98		$5.99	$6.02		$6.05
Total return (%) (r)(s)(t)(x)	(0.49)	0.26	(c)	(0.17)	(0.24)		(0.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	(c)	1.60	1.61		1.59
Expenses after expense reductions (f)	1.58	1.57	(c)	1.59	1.60		1.59
Net investment income (loss)	0.83	0.27	(c)	0.09	(0.00	)(w)	0.46
Portfolio turnover	57	54		30	37		29
Net assets at end of period (000 omitted)	$56,372	$95,767		$119,063	$137,178		$171,276

See Notes to Financial Statements

31

Financial Highlights – continued

Class I	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15		4/30/14
Net asset value, beginning of period	$5.96	$5.97		$6.00	$6.03		$6.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08	(c)	$0.07	$0.06		$0.09
Net realized and unrealized gain (loss)	(0.08)	(0.00	)(w)	(0.02)	(0.01)		(0.05)
Total from investment operations	$0.03	$0.08		$0.05	$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.09)		$(0.08)	$(0.08)		$(0.11)
Net asset value, end of period (x)	$5.87	$5.96		$5.97	$6.00		$6.03
Total return (%) (r)(s)(t)(x)	0.51	1.27	(c)	0.83	0.76		0.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.58	(c)	0.60	0.61		0.59
Expenses after expense reductions (f)	0.58	0.57	(c)	0.59	0.60		0.59
Net investment income (loss)	1.81	1.28	(c)	1.10	1.00		1.41
Portfolio turnover	57	54		30	37		29
Net assets at end of period (000 omitted)	$141,291	$257,580		$222,997	$296,392		$237,785

Class R1	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15		4/30/14
Net asset value, beginning of period	$5.97	$5.98		$6.01	$6.04		$6.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.02	(c)	$0.01	$0.00	(w)	$0.03
Net realized and unrealized gain (loss)	(0.08)	(0.00	)(w)	(0.02)	(0.01)		(0.06)
Total from investment operations	$(0.03)	$0.02		$(0.01)	$(0.01)		$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.03)		$(0.02)	$(0.02)		$(0.04)
Net asset value, end of period (x)	$5.88	$5.97		$5.98	$6.01		$6.04
Total return (%) (r)(s)(t)(x)	(0.49)	0.26	(c)	(0.17)	(0.24)		(0.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	(c)	1.60	1.61		1.59
Expenses after expense reductions (f)	1.58	1.57	(c)	1.60	1.60		1.59
Net investment income (loss)	0.83	0.26	(c)	0.09	(0.00	)(w)	0.44
Portfolio turnover	57	54		30	37		29
Net assets at end of period (000 omitted)	$294	$328		$484	$632		$712

See Notes to Financial Statements

32

Financial Highlights – continued

Class R2	Year ended
	4/30/18	4/30/17		4/30/16		4/30/15	4/30/14
Net asset value, beginning of period	$5.98	$6.00		$6.02		$6.06	$6.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.05	(c)	$0.04		$0.04	$0.06
Net realized and unrealized gain (loss)	(0.07)	(0.01)		(0.00	)(w)	(0.03)	(0.05)
Total from investment operations	$0.01	$0.04		$0.04		$0.01	$0.01
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.06)		$(0.06)		$(0.05)	$(0.08)
Net asset value, end of period (x)	$5.89	$5.98		$6.00		$6.02	$6.06
Total return (%) (r)(s)(t)(x)	0.11	0.70	(c)	0.60		0.20	0.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	(c)	1.10		1.11	1.09
Expenses after expense reductions (f)	0.98	0.97	(c)	0.99		1.00	0.99
Net investment income (loss)	1.42	0.87	(c)	0.69		0.59	1.04
Portfolio turnover	57	54		30		37	29
Net assets at end of period (000 omitted)	$2,908	$3,504		$3,517		$3,955	$4,520

Class R3	Year ended
	4/30/18	4/30/17		4/30/16		4/30/15	4/30/14
Net asset value, beginning of period	$5.99	$6.00		$6.03		$6.05	$6.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06	(c)	$0.05		$0.05	$0.07
Net realized and unrealized gain (loss)	(0.07)	(0.00	)(w)	(0.02)		(0.01)	(0.05)
Total from investment operations	$0.02	$0.06		$0.03		$0.04	$0.02
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.07)		$(0.06)		$(0.06)	$(0.09)
Net asset value, end of period (x)	$5.90	$5.99		$6.00		$6.03	$6.05
Total return (%) (r)(s)(t)(x)	0.26	1.02	(c)	0.58		0.68	0.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	(c)	0.85		0.86	0.84
Expenses after expense reductions (f)	0.83	0.82	(c)	0.84		0.85	0.84
Net investment income (loss)	1.57	1.01	(c)	0.84		0.76	1.19
Portfolio turnover	57	54		30		37	29
Net assets at end of period (000 omitted)	$2,140	$2,769		$3,288		$3,653	$8,528

See Notes to Financial Statements

33

Financial Highlights – continued

Class R4	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15		4/30/14
Net asset value, beginning of period	$5.98	$6.00		$6.03	$6.06		$6.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08	(c)	$0.07	$0.05		$0.09
Net realized and unrealized gain (loss)	(0.08)	(0.01)		(0.02)	(0.00	)(w)	(0.05)
Total from investment operations	$0.03	$0.07		$0.05	$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.09)		$(0.08)	$(0.08)		$(0.11)
Net asset value, end of period (x)	$5.89	$5.98		$6.00	$6.03		$6.06
Total return (%) (r)(s)(t)(x)	0.51	1.10	(c)	0.84	0.77		0.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.58	(c)	0.60	0.61		0.59
Expenses after expense reductions (f)	0.58	0.57	(c)	0.59	0.61		0.59
Net investment income (loss)	1.84	1.27	(c)	1.09	0.89		1.44
Portfolio turnover	57	54		30	37		29
Net assets at end of period (000 omitted)	$6,537	$6,516		$6,946	$7,234		$923

Class R6	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15		4/30/14
Net asset value, beginning of period	$5.97	$5.99		$6.01	$6.04		$6.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08	(c)	$0.07	$0.07		$0.09
Net realized and unrealized gain (loss)	(0.08)	(0.01)		(0.01)	(0.02)		(0.05)
Total from investment operations	$0.03	$0.07		$0.06	$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.09)		$(0.08)	$(0.08)		$(0.11)
Net asset value, end of period (x)	$5.88	$5.97		$5.99	$6.01		$6.04
Total return (%) (r)(s)(t)(x)	0.58	1.17	(c)	1.08	0.85		0.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.51	0.51	(c)	0.52	0.52		0.52
Expenses after expense reductions (f)	0.50	0.50	(c)	0.51	0.51		0.52
Net investment income (loss)	1.91	1.34	(c)	1.17	1.08		1.50
Portfolio turnover	57	54		30	37		29
Net assets at end of period (000 omitted)	$524,653	$516,582		$520,011	$493,576		$442,446

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529A	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$5.98	$6.00		$6.03	$6.06	$6.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.06	(c)	$0.05	$0.05	$0.08
Net realized and unrealized gain (loss)	(0.08)	(0.01)		(0.01)	(0.02)	(0.06)
Total from investment operations	$0.02	$0.05		$0.04	$0.03	$0.02
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.07)		$(0.07)	$(0.06)	$(0.09)
Net asset value, end of period (x)	$5.89	$5.98		$6.00	$6.03	$6.06
Total return (%) (r)(s)(t)(x)	0.31	0.90	(c)	0.63	0.56	0.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	(c)	0.95	0.96	0.94
Expenses after expense reductions (f)	0.77	0.76	(c)	0.79	0.80	0.78
Net investment income (loss)	1.65	1.08	(c)	0.90	0.79	1.24
Portfolio turnover	57	54		30	37	29
Net assets at end of period (000 omitted)	$108,692	$89,431		$55,996	$47,228	$41,642

Class 529B	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$5.96	$5.98		$6.00	$6.04	$6.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.02	(c)	$0.01	$0.00 (w)	$0.03
Net realized and unrealized gain (loss)	(0.07)	(0.01)		(0.01)	(0.02)	(0.04)
Total from investment operations	$(0.02)	$0.01		$0.00 (w)	$(0.02)	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.03)		$(0.02)	$(0.02)	$(0.05)
Net asset value, end of period (x)	$5.88	$5.96		$5.98	$6.00	$6.04
Total return (%) (r)(s)(t)(x)	(0.29)	0.13	(c)	0.03	(0.37)	(0.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.68	(c)	1.70	1.71	1.69
Expenses after expense reductions (f)	1.52	1.52	(c)	1.55	1.56	1.54
Net investment income (loss)	0.90	0.33	(c)	0.14	0.04	0.49
Portfolio turnover	57	54		30	37	29
Net assets at end of period (000 omitted)	$4,379	$3,807		$2,354	$2,184	$1,912

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Year ended
	4/30/18	4/30/17		4/30/16		4/30/15		4/30/14
Net asset value, beginning of period	$5.98	$6.00		$6.02		$6.06		$6.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.01	(c)	$0.00	(w)	$(0.00	)(w)	$0.02
Net realized and unrealized gain (loss)	(0.08)	(0.01)		(0.00	)(w)	(0.03)		(0.05)
Total from investment operations	$(0.03)	$(0.00	)(w)	$(0.00	)(w)	$(0.03)		$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.02)		$(0.02)		$(0.01)		$(0.04)
Net asset value, end of period (x)	$5.89	$5.98		$6.00		$6.02		$6.06
Total return (%) (r)(s)(t)(x)	(0.53)	0.05	(c)	(0.05)		(0.45)		(0.46)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	(c)	1.70		1.71		1.69
Expenses after expense reductions (f)	1.62	1.61	(c)	1.63		1.65		1.63
Net investment income (loss)	0.79	0.23	(c)	0.05		(0.05)		0.40
Portfolio turnover	57	54		30		37		29
Net assets at end of period (000 omitted)	$41,655	$45,315		$29,824		$27,100		$24,133

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

37

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

38

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$118,952,685	$—	$118,952,685
Non-U.S. Sovereign Debt	—	54,631,457	—	54,631,457
Municipal Bonds	—	8,588,745	—	8,588,745
U.S. Corporate Bonds	—	485,462,900	—	485,462,900
Residential Mortgage-Backed
Securities	—	42,030,704	—	42,030,704
Commercial Mortgage-Backed
Securities	—	56,702,806	—	56,702,806
Asset-Backed Securities (including CDOs)	—	317,525,207	—	317,525,207
Foreign Bonds	—	281,430,503	—	281,430,503
Mutual Funds	26,521,309	—	—	26,521,309
Total	$26,521,309	$1,365,325,007	$—	$1,391,846,316

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At April 30, 2018, the fund did not have any outstanding derivative instruments.

39

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$158,311

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(299,635)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

40

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the

41

Notes to Financial Statements – continued

U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

42

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/18	Year ended 4/30/17
Ordinary income (including any short-term capital gains)	$27,335,499	$19,164,833

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/18
Cost of investments	$1,411,783,683
Gross appreciation	760,171
Gross depreciation	(20,697,538)
Net unrealized appreciation (depreciation)	$(19,937,367)
Undistributed ordinary income	1,791,765
Capital loss carryforwards	(45,353,622)
Other temporary differences	(2,345,879)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a

43

Notes to Financial Statements – continued

transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2018, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/19	$(9,431,348)

Post-enactment losses which are characterized as follows:
Short-Term	$(3,347,945)
Long-Term	(32,574,329)
Total	$(35,922,274)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/18	Year ended 4/30/17
Class A	$9,390,310	$6,131,627
Class B	48,732	32,008
Class C	809,309	470,823
Class I	3,569,145	3,403,742
Class R1	3,230	1,643
Class R2	52,079	35,821
Class R3	43,287	34,638
Class R4	134,676	96,619
Class R6	11,105,701	7,836,782
Class 529A	1,693,455	949,323
Class 529B	42,140	15,653
Class 529C	443,435	156,154
Total	$27,335,499	$19,164,833

44

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2018, this management fee reduction amounted to $122,566, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $58,675 and $7,151 for the year ended April 30, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,254,130
Class B	0.75%	0.25%	1.00%	0.90%	44,197
Class C	0.75%	0.25%	1.00%	1.00%	810,737
Class R1	0.75%	0.25%	1.00%	1.00%	3,180
Class R2	0.25%	0.25%	0.50%	0.40%	16,305
Class R3	—	0.25%	0.25%	0.25%	6,189
Class 529A	—	0.25%	0.25%	0.15%	231,207
Class 529B	0.75%	0.25%	1.00%	0.90%	39,515
Class 529C	0.75%	0.25%	1.00%	0.99%	452,598
Total Distribution and Service Fees					$2,858,058

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2018 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2018, this waiver amounted to $594,130 and is included in the

45

Notes to Financial Statements – continued

reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2018. For one year from the date of purchase of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares were subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fees were being paid by the fund and 0.10% of the Class B and Class 529B service fees were being waived under a written waiver agreement. This Class B and Class 529B agreement terminated on August 27, 2017. For the period May 1, 2017 through August 27, 2017, this waiver amounted to $2,076 and is included in the reduction of total expenses in the Statement of Operations. Effective August 28, 2017, MFD has agreed in writing to reduce the Class B and Class 529B service fee rate to 0.15% for all Class B and Class 529B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. For the period August 28, 2017 to April 30, 2018, this waiver amounted to $6,070, and is included in the reduction of total expenses on the Statement of Operations. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2018,this waiver amounted to $3,261 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2018, this rebate amounted to $7,591, $62, $586, $4,612, $279, and $3,442 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2018, were as follows:

Amount
Class A	$40,986
Class B	11,195
Class C	12,904
Class 529B	1,148
Class 529C	1,949

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from May 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from May 1, 2017 through December 10, 2017, this waiver amounted to $43,056 and is included in the reduction of total expenses in the Statement of

46

Notes to Financial Statements – continued

Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2018, were as follows:

	Fee	Waiver
Class 529A	$74,105	$27,864
Class 529B	3,154	1,178
Class 529C	36,643	14,014
Total Program Manager Fees and Waivers	$113,902	$43,056

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2018, the fee was $350,353, which equated to 0.0242% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $835,978.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended April 30, 2018, these costs for the fund amounted to $229,892 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

47

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $560 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2018. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,389 at April 30, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2018, the fee paid by the fund under this agreement was $2,591 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended April 30, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$251,828,827	$228,217,774
Non-U.S. Government securities	$554,899,349	$667,654,577

48

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/18		Year ended 4/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	60,311,162	$359,743,014	65,450,413	$391,609,380
Class B	139,593	828,657	343,827	2,057,377
Class C	2,434,731	14,493,800	5,030,462	30,129,857
Class I	17,291,879	102,786,052	33,940,663	202,351,855
Class R1	10,062	59,774	5,503	32,862
Class R2	146,843	876,146	207,012	1,239,100
Class R3	70,449	418,402	101,815	610,054
Class R4	144,065	861,437	151,806	909,691
Class R6	14,425,891	85,915,339	10,752,335	64,383,541
Class 529A	8,726,544	51,901,061	10,258,761	61,530,230
Class 529B	469,212	2,788,469	600,494	3,590,354
Class 529C	3,888,099	23,161,100	5,190,030	31,138,847
	108,058,530	$643,833,251	132,033,121	$789,583,148
Shares issued to shareholders in reinvestment of distributions
Class A	1,258,484	$7,497,328	827,589	$4,957,144
Class B	7,122	42,324	4,593	27,445
Class C	125,032	744,172	68,831	411,852
Class I	457,529	2,715,715	369,349	2,203,049
Class R1	544	3,230	275	1,643
Class R2	7,415	44,176	5,315	31,816
Class R3	7,258	43,286	5,768	34,590
Class R4	22,615	134,675	16,133	96,619
Class R6	1,801,858	10,709,414	1,268,844	7,584,064
Class 529A	283,224	1,686,209	157,673	943,859
Class 529B	7,055	41,846	2,607	15,546
Class 529C	73,614	438,135	26,000	155,547
	4,051,750	$24,100,510	2,752,977	$16,463,174

49

Notes to Financial Statements – continued

	Year ended 4/30/18		Year ended 4/30/17
	Shares	Amount	Shares	Amount

Shares reacquired
Class A	(65,024,156)	$(387,844,378)	(57,505,556)	$(344,084,864)
Class B	(389,325)	(2,315,805)	(545,608)	(3,257,526)
Class C	(9,001,534)	(53,514,092)	(8,953,078)	(53,562,504)
Class I	(36,892,213)	(219,519,398)	(28,434,559)	(169,473,278)
Class R1	(15,443)	(91,677)	(31,871)	(190,864)
Class R2	(246,538)	(1,471,246)	(213,311)	(1,276,063)
Class R3	(177,298)	(1,056,781)	(192,983)	(1,158,922)
Class R4	(146,410)	(873,542)	(237,267)	(1,420,790)
Class R6	(13,523,862)	(80,460,298)	(12,412,902)	(74,290,176)
Class 529A	(5,512,363)	(32,884,940)	(4,808,023)	(28,791,127)
Class 529B	(369,222)	(2,195,987)	(358,688)	(2,141,373)
Class 529C	(4,466,784)	(26,567,312)	(2,616,215)	(15,667,386)
	(135,765,148)	$(808,795,456)	(116,310,061)	$(695,314,873)

Net change
Class A	(3,454,510)	$(20,604,036)	8,772,446	$52,481,660
Class B	(242,610)	(1,444,824)	(197,188)	(1,172,704)
Class C	(6,441,771)	(38,276,120)	(3,853,785)	(23,020,795)
Class I	(19,142,805)	(114,017,631)	5,875,453	35,081,626
Class R1	(4,837)	(28,673)	(26,093)	(156,359)
Class R2	(92,280)	(550,924)	(984)	(5,147)
Class R3	(99,591)	(595,093)	(85,400)	(514,278)
Class R4	20,270	122,570	(69,328)	(414,480)
Class R6	2,703,887	16,164,455	(391,723)	(2,322,571)
Class 529A	3,497,405	20,702,330	5,608,411	33,682,962
Class 529B	107,045	634,328	244,413	1,464,527
Class 529C	(505,071)	(2,968,077)	2,599,815	15,627,008
	(23,654,868)	$(140,861,695)	18,476,037	$110,731,449

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 21%, 8%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

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Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2018, the fund’s commitment fee and interest expense were $10,341 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		55,980,291	694,055,093	(723,511,422)	26,523,962

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(6,224)	$(5,227)	$—	$344,402	$26,521,309

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Limited Maturity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Limited Maturity Fund (the “Fund”), including the portfolio of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener
Alexander Mackey

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PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

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INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Annual Report

April 30, 2018

MFS® Municipal Limited Maturity Fund

MTL-ANN

MFS® Municipal Limited Maturity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months,

against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains robust, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 18, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
General Obligations – General Purpose	18.3%
Healthcare Revenue – Hospitals	10.1%
Universities – Colleges	6.5%
General Obligations – Schools	5.8%
Water & Sewer Utility Revenue	5.2%
Special Tax – Transportation	5.2%
Utilities – Municipal Owned	5.1%
Utilities – Other	4.4%
State & Local Agencies	4.3%
Municipal Student Loans	3.7%

Composition including fixed income credit quality (a)(i)
AAA	6.9%
AA	25.9%
A	35.2%
BBB	21.2%
BB	3.1%
B	0.2%
CCC	0.2%
CC	0.6%
C	0.9%
D	2.2%
Not Rated	2.8%
Cash & Cash Equivalents	0.8%

Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	4.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of April 30, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2018, Class A shares of the MFS Municipal Limited Maturity Fund (“fund”) provided a total return of 0.60%, at net asset value. This compares with a return of –0.06% for the fund’s benchmark, the Bloomberg Barclays 1-9 Year Municipal Bond Index.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve (“Fed”) raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit less volatile late in the period, with populist parties gaining an increased share of the vote, but thus far falling short of majorities in eurozone member states.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remain relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks weighed on the strong global trade volumes seen during the period’s second half. The US announced broad-based tariffs on imports of steel and aluminum during the period, though some nations have been exempted, and later targeted China for tariffs, in retaliation for what it believes is abuse of intellectual property rights. Growing fears of wider trade skirmishes have added to volatility.

10-Year US Treasury yields were largely range-bound during the first half of the reporting period before spiking higher during the latter half of the reporting period, with most of the rise occurring from December 2017 – January 2018 amid the passage of the Tax Cuts and Jobs Act, which cut individual and corporate tax rates, as well as a larger-than-expected fiscal spending package. This appeared to have led investors to increase expectations for better economic growth and a potential increase in inflationary pressures, pushing bond yields higher. While yields moderated somewhat in February and March due to increased equity market volatility and concerns about escalating trade wars, an increase in energy prices, and other measures of possible inflationary pressures, caused yields to jump higher in April, with the 10-Year US Treasury yield briefly rising above 3% but finishing the period slightly lower.

Management Review – continued

The Fed, continuing its efforts to normalize monetary policy, raised the Federal Funds rate three times during the reporting period, including one rate increase under new Federal Reserve Chairman Jerome Powell, who replaced Janet Yellen in February 2018. Generally, markets viewed the transition to the new Fed chairman without much concern – having served as a Fed governor since 2012, Powell is a known quantity among investors.

Another major event that occurred during the period was Hurricane Maria making landfall on the island of Puerto Rico. The hurricane had a devastating impact on the island’s residents and the government’s ability to provide basic human services such as water, power and healthcare. The prospects for long-term recovery are still uncertain and the government and many of its agencies and instrumentalities, which were already operating under an oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, are in the process of amending their financial plans in light of the recent events. As such, prices of the majority of debt issued from the jurisdiction of Puerto Rico, both insured and uninsured, declined in the weeks following the Hurricane, but have since recovered somewhat.

For the reporting period, the municipal market largely took its cue from the direction of US Treasury rates. Yields were largely range-bound early in the period, and then accelerated higher towards the end of the reporting period, pushed higher by the same factors impacting US Treasury yields – optimism over stronger US growth in the wake of the tax reform and increased fiscal spending. Yields moderated towards the end of the reporting period amid an increase in equity market volatility and concerns about the impact of a trade war on the global economy, before surging higher in April amid signs of possible inflationary pressures.

Against this backdrop, the municipal yield curve flattened, with yields on shorter-dated municipal bonds rising more than yields on longer-dated bonds. As a result, the broader US investment grade municipal bond market provided modestly positive returns with long-dated bonds dramatically outperforming short-dated bonds, and lower-quality bonds outperforming higher-quality bonds.

The US economic backdrop appears supportive of municipal bond fundamentals; valuations appear tight within the context of longer-term municipal performance, but on a tax-adjusted basis, municipal bonds offer satisfactory relative value compared with broader fixed income markets.

Factors Affecting Performance

Relative to the Bloomberg Barclays 1-9 Year Municipal Bond Index, drivers of positive relative performance included the fund’s greater exposure to “BBB” rated (r) securities, particularly within the local, education and health care sectors, and favorable security selection within both “A” and “AA” rated credit quality segments. In addition, the fund’s positioning along the yield curve (y) further contributed to relative returns.

Conversely, security selection in the solid waste/resource recovery sector, particularly within “BBB” rated securities, held back relative returns.

Respectfully,

Portfolio Manager(s)

Jason Kosty and Geoffrey Schechter

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	0.60%	1.10%	2.62%	N/A
B	9/07/93	(0.15)%	0.35%	1.86%	N/A
C	7/01/94	(0.25)%	0.24%	1.75%	N/A
I	8/30/10	0.75%	1.25%	N/A	1.91%
R6	9/01/17	N/A	N/A	N/A	(1.06)%
Comparative benchmark(s)
Bloomberg Barclays 1-9 Year Municipal Bond Index (f)		(0.06)%	1.29%	2.89%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(1.92)%	0.59%	2.36%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.09)%	(0.04)%	1.86%	N/A
C With CDSC (1% for 12 months) (v)		(1.23)%	0.24%	1.75%	N/A

CDSC	– Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays 1-9 Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (1 to 9 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2017 through April 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period (p) 11/01/17-4/30/18
A	Actual	0.69%	$1,000.00	$990.58	$3.41
	Hypothetical (h)	0.69%	$1,000.00	$1,021.37	$3.46
B	Actual	1.44%	$1,000.00	$986.91	$7.09
	Hypothetical (h)	1.44%	$1,000.00	$1,017.65	$7.20
C	Actual	1.54%	$1,000.00	$986.43	$7.58
	Hypothetical (h)	1.54%	$1,000.00	$1,017.16	$7.70
I	Actual	0.54%	$1,000.00	$991.28	$2.67
	Hypothetical (h)	0.54%	$1,000.00	$1,022.12	$2.71
R6	Actual	0.45%	$1,000.00	$992.96	$2.22
	Hypothetical (h)	0.45%	$1,000.00	$1,022.56	$2.26

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 97.8%
Issuer	Shares/Par	Value ($)
Alabama - 1.4%
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 5%, 6/01/2018	$2,335,000	$2,341,865
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2018	1,000,000	1,007,490
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2019	1,615,000	1,660,834
Auburn University, General Fee Rev., “A”, 5%, 6/01/2021	2,170,000	2,363,521
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	3,750,000	3,992,812
Black Belt Energy Gas District, AL, Gas Prepay Rev., “B-1”, FLR, 2.164% (67% of LIBOR-1mo. + 0.9%), 12/01/2048 (Put Date 12/01/2023)	11,480,000	11,480,000
Houston County, AL, Health Care Authority (Southeast Alabama Medical Center), “A”, 5%, 10/01/2025	1,165,000	1,288,630
Phenix City, AL, Water & Sewer Rev., “A”, BAM, 5%, 8/15/2025	2,225,000	2,479,317

		$26,614,469
Alaska - 0.4%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2021	$1,400,000	$1,502,354
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2022	1,200,000	1,310,088
Valdez, AK, Marine Terminal Rev. (BP Pipelines Project), “B”, 5%, 1/01/2021	4,000,000	4,284,920

		$7,097,362
Arizona - 1.2%
Arizona Health Facilities Authority Rev. (Phoenix Children’s
Hospital), “A-1”, FLR, 3.6% (MUNIPSA + 1.85%), 2/01/2048 (Put Date 2/05/2020)	$3,000,000	$3,049,980
Chandler, AZ, 5%, 7/01/2022 (Prerefunded 7/01/2018)	1,000,000	1,005,210
Mohave County, AZ, Kingman Unified School District Number 20, Refunding , BAM, 5%, 7/01/2024	2,530,000	2,878,305
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 7/01/2021	1,260,000	1,392,476
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 3%, 7/01/2020	775,000	765,855
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 4%, 7/01/2025	1,240,000	1,244,551

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Rev. (Great Hearts Academies), “A”, 2.95%, 7/01/2026	$3,480,000	$3,335,441
Phoenix, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Project), 3%, 7/01/2020	410,000	405,752
Salt River, AZ, Agricultural Improvement & Power District, “A” , 5%, 1/01/2025	3,800,000	4,402,452
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/2018	525,000	528,633
Yavapai County, AZ, Industrial Development Authority Rev.
(Waste Management, Inc.), 2.125%, 6/01/2027 (Put Date 6/01/2018)	3,000,000	3,000,150

		$22,008,805
Arkansas - 0.7%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2020	$355,000	$372,122
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2021	465,000	497,838
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2022	380,000	413,622
Arkansas Four-Lane Highway Construction & Improvement Rev., 5%, 6/15/2021	5,000,000	5,446,550
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/2021	3,250,000	3,258,710
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2022	300,000	333,912
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2023	1,665,000	1,877,754

		$12,200,508
California - 5.4%
California Department of Water Resources, Power Supply Rev., “L”, 5%, 5/01/2018	$3,510,000	$3,510,000
California Department of Water Resources, Power Supply Rev., “M”, 4%, 5/01/2019	3,000,000	3,070,650
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2019	1,000,000	1,029,780
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2020	1,250,000	1,324,175
California Educational Facilities Authority Rev. (University of Redlands), “A”, 4%, 10/01/2018	400,000	403,756
California Educational Facilities Authority Rev. (University of San Francisco), ETM, 5%, 10/01/2021	245,000	268,794

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Educational Facilities Authority Rev., Unrefunded Balance (University of San Francisco), 5%, 10/01/2021	$255,000	$279,146
California Health Facilities Financing Authority Refunding Rev. (Stanford Health Care), “A”, 5%, 11/15/2023	1,500,000	1,717,770
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “C”, 5%, 7/01/2043 (Put Date 10/15/2019)	2,750,000	2,866,710
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “D”, 5%, 7/01/2043 (Put Date 10/15/2020)	2,400,000	2,572,080
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2018	235,000	237,538
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2025	1,130,000	1,263,826
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2026	1,000,000	1,125,070
California Public Finance Authority, University Housing Rev. (NCCD Claremont Properties LLC, Claremont Colleges Project), “A”, 5%, 7/01/2027	750,000	823,935
California Public Finance Authority, University Housing Rev. (NCCD Claremont Properties LLC, Claremont Colleges Project), “A”, 5%, 7/01/2032	700,000	754,901
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2024	350,000	386,652
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2025	365,000	407,179
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2026	300,000	332,823
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2021	750,000	783,300
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2022	1,120,000	1,175,138
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2023	1,245,000	1,312,641
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 3%, 11/01/2022	310,000	309,352
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 3.5%, 11/01/2027	1,335,000	1,323,279
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “A”, 1.65%, 7/01/2018	3,500,000	3,497,655
Corona-Norco, CA, Unified School District, Public Financing
Authority Special Tax Rev. (Riverside County), “A”, 4%, 9/01/2018	400,000	402,928

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2022	$450,000	$500,382
Jurupa, CA, Public Financing Authority Tax Rev., “A”, 5%, 9/01/2019	475,000	494,242
Jurupa, CA, Public Financing Authority Tax Rev., “A”, 5%, 9/01/2020	550,000	587,637
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/2018	235,000	235,190
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/2019	565,000	577,583
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2021	310,000	335,736
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2020	930,000	996,728
Los Angeles County, CA, Public Works Financing Authority Lease Rev. (Multiple Capital Projects II), 5%, 8/01/2018	500,000	504,210
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, AGM, 5%, 9/01/2022	1,865,000	2,080,333
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, AGM, 5%, 9/01/2023	1,865,000	2,115,208
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 10/01/2020	5,000,000	5,379,900
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “B” , 5%, 5/15/2026	1,350,000	1,561,343
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 7/01/2019	1,000,000	1,038,680
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/2019	2,575,000	2,588,596
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/2020	2,705,000	2,719,282
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2021	750,000	815,475
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), “A”, AGM, 5%, 9/01/2024	4,000,000	4,576,960
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/2018	1,210,000	1,218,252
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/2019	1,300,000	1,333,774
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/2020	1,750,000	1,876,455
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2020	750,000	801,060
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2021	1,200,000	1,311,420
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	1,100,000	1,247,147

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2020	$500,000	$530,830
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.875%, 4/01/2047 (Put Date 4/01/2019)	3,090,000	3,092,317
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025 (Prerefunded 5/03/2021)	285,000	310,234
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025	715,000	776,233
San Pablo, CA, Redevelopment Agency Rev., “A”, 5%, 6/15/2020	1,000,000	1,063,860
San Ramon CA, Public Financing Authority, Capital Appreciation, “A”, AAC, 0%, 2/01/2026	1,690,000	1,306,488
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2018	600,000	606,522
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2019	625,000	651,419
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2020	985,000	1,054,265
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2021	1,350,000	1,478,453
State of California, 5%, 8/01/2026	3,490,000	4,145,038
State of California, “B”, FLR, 2.078% (LIBOR-1mo. + 0.76%), 12/01/2031 (Put Date 12/01/2021)	5,000,000	5,048,050
State of California, General Obligation, 5%, 3/01/2026	5,750,000	6,686,502
University of California, “AK”, 5%, 5/15/2048 (Put Date 5/15/2023)	5,000,000	5,689,500

		$98,514,382
Colorado - 1.5%
Colorado Educational & Cultural Facilities Authority Rev. (Colorado Springs Charter Academy Project), 5.25%, 7/01/2028	$2,165,000	$2,262,057
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 4%, 1/15/2019	155,000	157,795
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 7/15/2022	1,325,000	1,347,922
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2018	300,000	300,483
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2020	310,000	320,577
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2022	545,000	575,651
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony Charter School Project), 4%, 4/01/2023	130,000	136,431

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2021	$55,000	$60,015
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2021	1,160,000	1,252,916
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2022	1,750,000	1,915,970
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	1,845,000	1,945,110
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/2018	2,120,000	2,131,935
Colorado Springs, CO, Utility Rev., “A”, VRDN, 1.72%, 11/01/2037	3,250,000	3,250,000
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/2018	300,000	305,502
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/2019	445,000	466,200
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 9/01/2021 (Prerefunded 9/01/2019)	1,500,000	1,581,600
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2024	1,500,000	1,693,185
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2025	2,000,000	2,278,100
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2021	1,640,000	1,782,500
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2023	1,000,000	1,118,390
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2025	500,000	569,525
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2026	1,300,000	1,495,377
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2027	1,270,000	1,452,601

		$28,399,842
Connecticut - 2.9%
Connecticut Health & Educational Facilities Authority Rev. (Connecticut State University), “N”, 5%, 11/01/2024	$1,930,000	$2,124,274
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2023	2,800,000	3,078,600
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2024	1,840,000	2,041,241
Connecticut Health & Educational Facilities Authority Rev. (Quinnipiac University), “M”, AGM, 5%, 7/01/2019	2,350,000	2,434,224

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Connecticut Health & Educational Facilities Authority Rev. (Yale University), “C-2”, 5%, 7/01/2057 (Put Date 2/01/2023)	$20,000,000	$22,395,600
Connecticut Housing Finance Authority, Mortgage Finance Program, “A-2”, 4%, 11/15/2041	3,870,000	4,035,597
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2020	1,830,000	1,955,227
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2021	3,775,000	4,116,940
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2023	3,000,000	3,384,630
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2024	5,600,000	6,391,504
State of Connecticut, “A”, 5%, 9/01/2023	2,005,000	2,220,898

		$54,178,735
Delaware - 0.0%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4%, 9/01/2024	$215,000	$221,295
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 2.8%, 9/01/2026	480,000	460,258

		$681,553
District of Columbia - 0.1%
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	$45,000	$44,059
District of Columbia University Rev. (Georgetown University), 5%, 4/01/2026	1,045,000	1,214,405

		$1,258,464
Florida - 3.0%
Bellalago, FL, Educational Facilities Benefit District (Osceola
County) Capital Improvement Refunding Rev., 3.375%, 5/01/2021	$1,005,000	$1,022,949
Bellalago, FL, Educational Facilities Benefit District (Osceola
County) Capital Improvement Refunding Rev., 3.6%, 5/01/2022	1,040,000	1,069,671
Bellalago, FL, Educational Facilities Benefit District (Osceola
County) Capital Improvement Refunding Rev., 3.75%, 5/01/2023	1,080,000	1,120,381
Broward County, FL, School Board Certificates of Participation, “C”, 5%, 7/01/2022	2,500,000	2,768,575
Broward County, FL, School Board Certificates of Participation, “C”, 5%, 7/01/2023	2,500,000	2,811,250
Collier County, FL, Industrial Development Authority Continuing
Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	60,000	60,146

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2020	$370,000	$390,021
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	535,000	599,104
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	615,000	696,278
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2019	4,000,000	4,131,920
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	1,435,000	1,520,167
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2021	1,300,000	1,394,926
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2022	600,000	655,116
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2019	2,365,000	2,467,783
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2020	1,330,000	1,419,975
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2020	300,000	318,621
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2021	200,000	216,256
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2024	400,000	444,648
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2018	2,000,000	2,025,400
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2019	1,875,000	1,951,931
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	380,000	408,907
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 4%, 8/01/2018	1,600,000	1,608,432
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2020	1,730,000	1,833,229
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2021	1,825,000	1,967,569
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2022	1,810,000	1,978,203
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2020	600,000	637,248
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2021	1,200,000	1,297,404
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “B-2”, 2.7%, 1/01/2022	1,100,000	1,093,521
South Florida, Water Management District, COP, 5%, 10/01/2024	2,000,000	2,280,580

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
South Miami, FL, Health Facilities Baptist Authority Hospital Refunding Rev. (Baptist Health South Florida Obligated Group), 5%, 8/15/2022	$1,930,000	$2,124,892
South Miami, FL, Health Facilities Baptist Authority Hospital Refunding Rev. (Baptist Health South Florida Obligated Group), 5%, 8/15/2023	2,100,000	2,346,246
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2018	200,000	201,002
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2019	500,000	517,100
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2020	3,000,000	3,189,810
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2021	1,000,000	1,084,370
West Palm Beach, FL, Utility System Rev., “C”, VRDN, 1.81%, 10/01/2038	4,775,000	4,775,000

		$54,428,631
Georgia - 3.5%
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2020	$400,000	$420,068
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Company Plant Vogtle Project), 1.85%, 12/01/2049 (Put Date 8/22/2019)	7,500,000	7,439,550
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 10/01/2021	1,000,000	1,092,960
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 10/01/2019	5,000,000	5,208,700
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2021	5,030,000	5,411,274
Gainesville, GA, Hall County Hospital Authority (Northeast Georgia Health System, Inc.), “B”, FLR, 2.7% (MUNIPSA + 0.95%), 8/15/2035 (Put Date 2/18/2020)	2,500,000	2,514,900
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “B-2”, 3.5%, 6/01/2039	3,680,000	3,760,666
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2019	2,500,000	2,564,700
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	8,670,000	9,464,432
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, FLR, 2.008% (67% of LIBOR-1mo. + 0.75%), 4/01/2048 (Put Date 9/01/2023)	10,000,000	9,968,300
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “C”, 4%, 8/01/2048 (Put Date 12/01/2023)	8,815,000	9,354,566

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 10/01/2021	$1,750,000	$1,896,458
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 5%, 8/01/2023	1,750,000	1,955,607
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Scherer Project), 2.05%, 7/01/2049 (Put Date 11/19/2021)	2,750,000	2,690,820

		$63,743,001
Guam - 0.5%
Guam Education Financing Foundation, Refunding, COP (Guam Public School Facilities Project), “A”, 5%, 10/01/2020	$1,500,000	$1,569,345
Guam Education Financing Foundation, Refunding, COP (Guam Public School Facilities Project), “A”, 5%, 10/01/2021	2,385,000	2,528,291
Guam Government Business Privilege Tax Rev., “A”, 5%, 1/01/2027	3,185,000	3,332,179
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2018	750,000	760,507
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2021	1,500,000	1,618,680

		$9,809,002
Hawaii - 0.3%
State of Hawaii, “FH”, 5%, 10/01/2025	$5,000,000	$5,866,900

Illinois - 12.1%
Chicago, IL, “A”, 5%, 1/01/2022	$1,000,000	$1,046,210
Chicago, IL, “A”, AAC, 5%, 1/01/2024	4,320,000	4,342,162
Chicago, IL, “A”, AGM, 5%, 1/01/2027	145,000	146,085
Chicago, IL, “A”, AGM, 5%, 1/01/2028	3,430,000	3,571,625
Chicago, IL, (Modern Schools Across Chicago Program), “A”, AAC, 5%, 12/01/2024	1,515,000	1,520,499
Chicago, IL, (Modern Schools Across Chicago Program), “D”, AAC, 5%, 12/01/2022	2,730,000	2,739,937
Chicago, IL, (Modern Schools Across Chicago Program), “G”, AAC, 5%, 12/01/2023	415,000	416,527
Chicago, IL, (Modern Schools Across Chicago Program), “H”, AAC, 5%, 12/01/2020	1,165,000	1,169,276
Chicago, IL, (Modern Schools Across Chicago Program), “H”, AAC, 5%, 12/01/2021	2,000,000	2,007,340
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	3,875,000	4,192,556
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	5,425,000	5,869,579

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	$785,000	$648,614
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	675,000	531,475
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	4,435,000	2,738,213
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2019	550,000	523,490
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	360,000	297,454
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	8,170,000	6,432,813
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	1,925,000	1,310,694
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2027	1,755,000	1,775,130
Chicago, IL, Board of Education, “C”, ASSD GTY, 5.25%, 12/01/2025	4,140,000	4,231,784
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “C”, 5%, 12/01/2027	3,000,000	3,099,060
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2026	6,640,000	4,767,454
Chicago, IL, General Obligation, “A”, AAC, 5.5%, 12/01/2019	200,000	206,842
Chicago, IL, Metropolitan Pier & Exposition Authority, State Tax Rev., Capital Appreciation, “A”, NATL, 0%, 6/15/2024	7,075,000	5,489,351
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2023	820,000	903,230
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2025	5,000,000	5,609,350
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2021	3,375,000	3,639,229
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2022	4,250,000	4,661,400
Chicago, IL, Transit Authority Refunding Rev., 5%, 6/01/2026	2,500,000	2,816,225
Chicago, IL, Wastewater Transmission Rev., Second Lien, “A”, AGM, 5%, 1/01/2027	1,500,000	1,701,615
Chicago, IL, Wastewater Transmission Rev., Second Lien, “B”, AGM, 5%, 1/01/2027	2,000,000	2,268,820
Chicago, IL, Water Rev., AGM, 5%, 11/01/2027	4,160,000	4,739,821
City of Country Club Hills, Cook County, IL, Refunding, BAM, 4%, 12/01/2024	1,180,000	1,220,698
City of Country Club Hills, Cook County, IL, Refunding, BAM, 4%, 12/01/2025	1,230,000	1,267,306
Cook County, IL, “C”, AGM, 5%, 11/15/2025	10,000,000	10,926,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Cook County, IL, General Obligation Refunding, 5%, 11/15/2020	$700,000	$748,083
Cook County, IL, General Obligation Refunding, 5%, 11/15/2021	600,000	654,282
Illinois Finance Authority Rev. (DePaul University), 5%, 10/01/2020	3,330,000	3,543,919
Illinois Finance Authority Rev. (DePaul University), ETM, 5%, 10/01/2020	5,000	5,346
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2023	400,000	434,924
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2024	350,000	384,667
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2025	825,000	915,544
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 3.2%, 5/15/2018	1,405,000	1,405,590
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 5/15/2023	1,000,000	1,052,150
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2025	5,000,000	5,605,000
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2026	2,700,000	3,033,342
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 2.668% (70% of LIBOR 1-Mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	700,000	702,478
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2023	3,900,000	4,276,155
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), AGM, 5%, 5/15/2024 (Prerefunded 5/15/2018)	325,000	325,387
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), AGM, 5%, 5/15/2024 (Prerefunded 5/15/2018)	4,675,000	4,680,563
Illinois Finance Authority Rev. (Roosevelt University Project), 5.25%, 4/01/2019	570,000	578,362
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 8/15/2021 (Prerefunded 8/15/2019)	830,000	870,828
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “C”, 5%, 8/15/2021	1,000,000	1,066,950
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2025	750,000	848,917
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2026	750,000	857,332
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2027	1,000,000	1,151,590
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/2019	1,000,000	1,021,070

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Railsplitter Tobacco Settlement Authority Rev., 5%, 6/01/2023	$2,500,000	$2,758,725
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	1,605,000	1,765,420
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,135,000	1,265,275
Illinois Sports Facilities Authority, AAC, 5.5%, 6/15/2030	705,000	706,206
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	945,000	1,019,201
Illinois Toll Highway Authority Rev., “B”, 5%, 12/01/2018	6,000,000	6,109,260
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, ETM, 0%, 1/01/2021	3,230,000	3,043,920
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, Unrefunded, 0%, 1/01/2021	4,215,000	3,901,741
Madison County, IL, Edwardsville Community Unit School District #007, BAM, 4%, 12/01/2020	785,000	812,444
Madison County, IL, Edwardsville Community Unit School District #007, BAM, 5%, 12/01/2028	450,000	493,335
Madison County, IL, Edwardsville Community Unit School District #007, BAM, 5%, 12/01/2029	465,000	508,487
Metropolitan Pier & Exposition Authority Rev. (McCormick Place), “A”, Capital Appreciation, AGM, 0%, 6/15/2026	1,360,000	993,099
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), NATL, 5.5%, 6/15/2029	2,935,000	3,257,644
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, 0%, 6/15/2018	215,000	214,209
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, ETM, NATL, 0%, 6/15/2018	7,180,000	7,164,060
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/2018	620,000	622,226
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 10/01/2020	500,000	515,790
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2019	475,000	493,273
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2020	520,000	551,892
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2022	500,000	548,630
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2025	1,000,000	1,144,370
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2026	3,000,000	3,474,630
State of Illinois, 5%, 6/01/2020	2,250,000	2,324,407
State of Illinois, 5%, 1/01/2022	500,000	511,670
State of Illinois, 5%, 1/01/2024	3,000,000	3,059,310
State of Illinois, 5%, 11/01/2027	8,310,000	8,654,366

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, AGM, 5%, 2/01/2027	$910,000	$995,322
State of Illinois, BAM, 5%, 8/01/2021	8,870,000	9,468,459
State of Illinois, NATL, 5%, 4/01/2021	2,145,000	2,149,633
State of Illinois, NATL, 6%, 11/01/2026	2,565,000	2,884,265
State of Illinois, “A”, 5%, 11/01/2018	8,815,000	8,914,874
State of Illinois, “A”, 5%, 12/01/2020	1,630,000	1,696,325
State of Illinois, “A”, 4%, 1/01/2025	1,775,000	1,738,311
State of Illinois, “B”, 5%, 12/01/2020	900,000	936,621
State of Illinois, “D”, 5%, 11/01/2028	3,440,000	3,566,351
Will County, IL, Forest Preservation District, 5%, 12/15/2019	1,250,000	1,310,662

		$222,565,256
Indiana - 1.4%
Ball State University Board of Trustees (Student Fee), “R”, 5%, 7/01/2024	$1,000,000	$1,136,450
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/2021	1,000,000	1,093,540
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), 1.65%, 12/01/2037 (Put Date 6/01/2018)	950,000	949,687
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), “A”, 1.65%, 5/01/2034 (Put Date 6/01/2018)	3,620,000	3,618,805
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2/01/2022	1,000,000	1,080,660
Indiana Finance Authority, Wastewater Utility Rev. (CWA Authority Project), “A”, 5%, 10/01/2019	335,000	349,127
Indiana Finance Authority, Water Utility Rev. (Citizens Energy Group Project), “B”, 2.95%, 10/01/2022	5,000,000	5,090,350
Indiana Health Facility Financing Authority Rev. (Ascension Health Subordinate Credit Group), “A-8”, 1.25%, 11/01/2027 (Put Date 5/01/2020)	1,890,000	1,852,559
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 3%, 4/01/2019	525,000	524,990
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2020	1,690,000	1,748,220
State of Indiana Finance Authority, Environmental Rev. (Duke Energy Indiana, Inc.), “A-2”, 3.375%, 3/01/2019	3,000,000	3,034,500
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 5.875%, 1/01/2024	1,400,000	1,549,884
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), “A”, 5%, 3/01/2046 (Put Date 3/01/2023)	3,000,000	3,355,110

		$25,383,882

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - 0.2%
Iowa Finance Authority, Single Family Mortgage Rev., “A”, FNMA, 4%, 7/01/2047	$775,000	$817,021
Iowa Higher Education Loan Authority Rev., Private College Facilities (Grinnell College Project), 5%, 12/01/2026	425,000	505,865
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	890,000	903,893
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	2,395,000	2,440,265

		$4,667,044
Kansas - 0.3%
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2021	$1,200,000	$1,280,304
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2022	1,200,000	1,298,700
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2024	1,300,000	1,435,135
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2019	1,000,000	1,041,190

		$5,055,329
Kentucky - 1.9%
City of Owensboro, KY, Electric Light and Power System Rev., 4%, 1/01/2026	$2,100,000	$2,251,683
City of Owensboro, KY, Electric Light and Power System Rev., 4%, 1/01/2027	1,250,000	1,340,762
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2025	1,750,000	1,914,465
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2026	2,000,000	2,202,120
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2027	2,625,000	2,905,297
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 8/15/2018	1,000,000	1,007,780
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 2.5%, 5/15/2022	2,520,000	2,514,229
Kentucky Economic Development Finance Authority Solid Waste Refunding Rev. (Republic Services, Inc.), “A”, 1.65%, 4/01/2031 (Put Date 6/01/2018)	2,000,000	2,000,000
Kentucky Higher Education Student Loan Corp. Rev., “A”, 3%, 6/01/2029	2,860,000	2,872,241

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Property & Buildings Commission Rev. (Project Number 100), “A”, 5%, 8/01/2020	$5,000,000	$5,297,250
Louisville & Jefferson County, KY, Metro Government College Improvement Refunding Rev. (Bellarmine University Project), “A”, 4%, 5/01/2026	1,190,000	1,221,952
Louisville & Jefferson County, KY, Metro Government College Improvement Refunding Rev. (Bellarmine University Project), “A”, 4%, 5/01/2027	1,105,000	1,128,426
Trimble, KY, Pollution Control Rev. (Louisville Gas & Electric Co.), “B”, 2.55%, 11/01/2027 (Put Date 5/03/2021)	8,000,000	7,995,440

		$34,651,645
Louisiana - 0.7%
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	$1,460,000	$1,581,545
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,165,000	1,286,824
Louisiana Gas & Fuels Tax Rev., “A-1”, 5%, 5/01/2018	2,525,000	2,525,000
Louisiana Tobacco Settlement Authority Rev., “2013-A”, 5%, 5/15/2023	2,160,000	2,395,656
New Orleans, LA, Water Rev., 5%, 12/01/2019	700,000	731,052
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	4,335,000	4,587,427

		$13,107,504
Maine - 0.3%
Portland, ME, General Airport Rev., 4%, 7/01/2018	$440,000	$441,500
Portland, ME, General Airport Rev., 4%, 7/01/2020	200,000	207,648
State of Maine, “B”, 5%, 6/01/2020	5,000,000	5,313,600

		$5,962,748
Maryland - 1.6%
Baltimore, MD, Convention Center Hotel Refunding Rev., 5%, 9/01/2024	$850,000	$958,808
Baltimore, MD, Convention Center Hotel Refunding Rev., 5%, 9/01/2026	2,000,000	2,284,920
Howard County, MD, Special Obligation Bonds (Downtown Columbia Project), “A”, 4%, 2/15/2028	500,000	511,065
Maryland Department of Housing & Community Development, “D”, 4%, 9/01/2036	3,000,000	3,110,610
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	2,710,000	2,703,442

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2024	$1,350,000	$1,453,275
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2025	1,600,000	1,726,784
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2026	650,000	703,599
Prince George’s County, MD, Public Improvement, “A”, 5%, 9/15/2024	7,000,000	8,073,310
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “C-3”, 2.5%, 11/01/2024	630,000	603,238
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,118,490
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	5,500,000	5,983,615

		$29,231,156
Massachusetts - 3.1%
Commonwealth of Massachusetts, General Obligation, “B”, 5%, 8/01/2021	$6,185,000	$6,749,072
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “S”, 5%, 7/01/2022	2,510,000	2,779,649
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “S”, 5%, 7/01/2023	1,400,000	1,575,028
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	45,000	46,027
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	145,000	160,106
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2018	1,485,000	1,506,622
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2019	1,605,000	1,681,238
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2025	1,500,000	1,709,655
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2026	1,750,000	2,001,703
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2027	2,000,000	2,294,160
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2024	1,000,000	1,118,910
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	220,000	228,327

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority Education Loan Rev., “A”, 5%, 1/01/2021	$5,500,000	$5,825,765
Massachusetts Educational Financing Authority Rev., “J”, 4.75%, 7/01/2019	1,235,000	1,269,518
Massachusetts Educational Financing Authority Rev., “J”, 5%, 7/01/2020	4,400,000	4,629,196
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 5%, 1/01/2025	3,450,000	3,808,973
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2018	1,085,000	1,089,893
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	5,165,000	5,051,628
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 3.625%, 7/01/2032	3,585,000	3,575,034
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., “A”, 5%, 8/15/2022	8,405,000	9,380,568

		$56,481,072
Michigan - 2.5%
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “B”, NATL, 5.25%, 7/01/2022	$3,000,000	$3,008,490
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	540,000	551,502
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	675,000	700,906
Michigan Finance Authority Hospital Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2022	1,250,000	1,388,437
Michigan Finance Authority Hospital Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2023	1,500,000	1,690,830
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/2020	9,000,000	9,333,180
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C”, 5%, 7/01/2026	1,000,000	1,115,060
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2019	1,000,000	1,031,040
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2020	1,500,000	1,584,315
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2021	1,000,000	1,077,460

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “D-1”, 5%, 7/01/2021	$400,000	$432,000
Michigan Finance Authority, Detroit Water & Sewerage Department, Water System Rev., “D-1”, AGM, 5%, 7/01/2020	1,500,000	1,587,255
Michigan Finance Authority, Detroit Water & Sewerage Department, Water System Rev., “D-1”, AGM, 5%, 7/01/2021	3,500,000	3,781,120
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,000,000	1,068,890
Regents of the University of Michigan General Rev., “A”, 5%, 4/01/2023	3,000,000	3,389,160
Regents of the University of Michigan General Rev., “A”, 5%, 4/01/2024	3,250,000	3,732,560
Regents of the University of Michigan General Rev., “A”, 5%, 4/01/2025	5,000,000	5,837,400
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/2021	2,460,000	2,679,137
State of Michigan, 5%, 11/15/2018	1,000,000	1,017,260
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2024	250,000	282,038
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2025	350,000	400,201
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “G”, 5%, 12/01/2023	400,000	447,576

		$46,135,817
Minnesota - 1.1%
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2025	$250,000	$288,470
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2026	200,000	233,910
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2020	1,750,000	1,831,340
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2021	2,000,000	2,140,300
Minnesota Public Facilities Authority, Revolving Fund Rev., “C”, 5%, 3/01/2019	9,215,000	9,462,976
State of Minnesota, “B”, 5%, 8/01/2021	5,000,000	5,456,000

		$19,412,996
Mississippi - 1.9%
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2018	$400,000	$402,368

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2020	$625,000	$644,500
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2019	700,000	713,825
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2024	2,065,000	2,268,919
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2025	3,590,000	3,978,797
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2026	2,485,000	2,771,893
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	1,395,000	1,541,363
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5%, 10/01/2020	660,000	684,255
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5.5%, 10/01/2021	1,165,000	1,234,702
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5.5%, 10/01/2022	585,000	613,103
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6%, 10/01/2023	700,000	738,976
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/2021	1,685,000	1,803,203
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, AGM, 5%, 3/01/2023	1,000,000	1,101,570
Mississippi Development Bank, Special Obligation Refunding (Hinds Community College District), AGM, 4%, 10/01/2028	1,400,000	1,473,556
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	7,000,000	7,599,900
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “B-2”, 2.05%, 9/01/2022 (Put Date 7/11/2018)	6,500,000	6,496,100
State of Mississippi, “B”, 5%, 12/01/2025	415,000	484,986

		$34,552,016
Missouri - 0.6%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$435,000	$445,470
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/2018	675,000	680,690
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2025	215,000	238,859

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 4%, 2/01/2020	$535,000	$548,434
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2021	565,000	599,166
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2022	550,000	591,926
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2018	400,000	400,000
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2019	450,000	465,214
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	905,000	936,775
St. Louis County, MO, Industrial Development Authority Rev., (Friendship Village Sunset Hills), “B”, 2.85%, 9/01/2018	1,500,000	1,507,170
University of Missouri Curators Facilities Rev, “A”, 5%, 11/01/2019	5,000,000	5,229,250

		$11,642,954
Nebraska - 0.7%
Central Plains Energy Project, NE, Gas Project Refunding Rev. (Project No.3), “A”, 5%, 9/01/2028	$5,000,000	$5,734,000
Central Plains Energy Project, NE, Gas Project Rev. (Project No.1), “A”, 5.25%, 12/01/2018	2,345,000	2,387,492
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/2020	1,710,000	1,815,336
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/2021	2,000,000	2,163,420
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	570,000	573,836

		$12,674,084
Nevada - 0.1%
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 12/01/2026 (Put Date 6/01/2018)	$1,950,000	$1,955,948

New Hampshire - 0.3%
New Hampshire Health & Educational Facilities Authority Rev. (Memorial Hospital), 5.25%, 6/01/2026	$4,405,000	$4,787,839

New Jersey - 6.6%
Atlantic City, NJ, Tax Appeal Refunding Rev., “A”, BAM, 5%, 3/01/2024	$345,000	$380,866

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
Atlantic City, NJ, Tax Appeal Refunding Rev., “A”, BAM, 5%, 3/01/2027	$200,000	$227,494
City of Trenton, NJ, General Obligation Refunding , AGM, 4%, 7/15/2022	1,325,000	1,389,740
City of Trenton, NJ, General Obligation Refunding , AGM, 4%, 7/15/2023	1,000,000	1,053,230
New Jersey Building Authority, State Building Rev. Unrefunded Balance, “A”, BAM, 5%, 6/15/2025	1,205,000	1,351,853
New Jersey Building Authority, State Building Rev. Unrefunded Balance, “A”, BAM, 5%, 6/15/2026	900,000	1,019,817
New Jersey Building Authority, State Building Rev., “A”, ETM, BAM, 5%, 6/15/2025	795,000	924,426
New Jersey Building Authority, State Building Rev., “A”, ETM, BAM, 5%, 6/15/2026	600,000	706,698
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2018	1,000,000	1,013,470
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2020	1,000,000	1,060,160
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2021	2,465,000	2,662,397
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2024	1,000,000	1,096,240
New Jersey Economic Development Authority Refunding Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2025	1,000,000	1,128,070
New Jersey Economic Development Authority Refunding Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2026	1,000,000	1,140,240
New Jersey Economic Development Authority Rev., 5%, 6/15/2018	4,000,000	4,013,480
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	95,000	100,526
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	560,000	599,570
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	640,000	695,008
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/2020	500,000	529,195
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2021	300,000	320,001

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/2021	$425,000	$458,057
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2025	1,610,000	1,747,220
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2026	2,000,000	2,180,840
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2027	1,500,000	1,642,410
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2028	3,000,000	3,272,730
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	495,000	506,281
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	1,115,000	1,083,646
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	8,495,000	9,671,897
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	2,425,000	2,752,714
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2023	1,615,000	1,791,229
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2024	2,150,000	2,412,106
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2026	1,420,000	1,618,488
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2027	2,000,000	2,203,360
New Jersey Higher Education Student Assistance Authority, Student Loan Rev., “1A”, 2.75%, 12/01/2027	4,600,000	4,456,664
New Jersey Higher Education Student Assistance Authority, Student Loan Rev., “1A”, 3.5%, 12/01/2029	2,345,000	2,347,814
New Jersey Higher Education Student Assistance Authority, Student Loan Rev., “1B”, 2.95%, 12/01/2028	8,270,000	8,151,987
New Jersey Tobacco Settlement Financing Corp., “A”, 5%, 6/01/2023	1,750,000	1,936,358
New Jersey Tobacco Settlement Financing Corp., “B”, 3.2%, 6/01/2027	11,000,000	10,974,040
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	1,985,000	2,310,143
New Jersey Transportation Trust Fund Authority, “D”, 5%, 12/15/2018	2,500,000	2,543,550
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2030	6,415,000	6,434,373

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2031	$5,135,000	$5,150,456
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-2”, 5%, 6/15/2020	5,000,000	5,232,050
New Jersey Transportation Trust Fund Authority, Transportation Systems, “B”, AAC, 5.25%, 12/15/2023	155,000	172,737
New Jersey Transportation Trust Fund Authority, Transportation Systems, “B”, NATL, 5.5%, 12/15/2020	1,910,000	2,045,820
New Jersey Transportation Trust Fund Authority, Transportation Systems, “B”, NATL, 5.5%, 12/15/2021	5,000,000	5,450,650
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2024	1,440,000	1,609,877
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2025	1,850,000	2,093,812
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2026	1,725,000	1,968,829
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 6/01/2018	2,250,000	2,253,757
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, ETM, 5%, 6/01/2019	3,580,000	3,696,135

		$121,582,511
New Mexico - 0.7%
New Mexico Finance Authority State Transportation Rev., 5%, 6/15/2018	$2,000,000	$2,007,640
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “A-1”, FNMA, 4%, 1/01/2049	1,145,000	1,207,597
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/2039 (Put Date 8/01/2019)	9,315,000	9,634,970

		$12,850,207
New York - 6.9%
Build NYC Resource Corp., Solid Waste Disposal Rev. (Pratt Paper New York, Inc. Project), 3.75%, 1/01/2020	$770,000	$781,003
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 6/01/2022	1,140,000	1,226,777
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “A-2”, 4%, 8/15/2019	15,000,000	15,431,850
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 4%, 7/01/2018	800,000	802,432

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2020	$1,000,000	$1,056,430
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2021	200,000	212,914
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2022	250,000	270,035
New York Dormitory Authority Rev. (Memorial Sloan-Kettering Cancer), “1”, 5%, 7/01/2027	3,000,000	3,610,740
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2023	1,300,000	1,420,770
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2025	2,400,000	2,671,608
New York Dormitory Authority Rev. (Pace University), “A”, ETM, 4%, 5/01/2018	55,000	55,000
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/2018	1,000,000	1,005,160
New York Dormitory Authority Rev., Unrefunded Balance, (Pace University), “A”, 4%, 5/01/2018	1,945,000	1,945,000
New York Energy Research & Development Authority, Pollution
Control Rev. (New York Electric & Gas Corp.), “A”, 2.375%, 12/01/2027 (Put Date 5/01/2020)	10,000,000	9,989,300
New York Environmental Facilities Corp. Rev., “C”, 5%, 5/15/2020	3,395,000	3,609,802
New York Environmental Facilities Corp. Rev., “C”, ETM, 5%, 11/15/2020	5,000	5,369
New York Environmental Facilities Corp. Rev., Unrefunded Balance, “C”, 5%, 11/15/2020	2,820,000	3,036,153
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5%, 5/01/2019	2,675,000	2,757,871
New York Thruway Authority, Second General Highway & Bridge Trust Fund, “A-1”, 5%, 4/01/2019	1,350,000	1,389,960
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2026	15,000,000	16,745,400
New York, NY, 5%, 8/01/2023	1,435,000	1,621,650
New York, NY, “A-4”, VRDN, 1.75%, 8/01/2038	8,000,000	8,000,000
New York, NY, “G-3”, VRDN, 1.75%, 4/01/2042	15,000,000	15,000,000
New York, NY, “G-4”, VRDN, 1.75%, 4/01/2042	6,000,000	6,000,000
New York, NY, “I”, 5%, 8/01/2022	7,500,000	8,337,150
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/2018	3,250,000	3,267,225

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/2019	$1,250,000	$1,295,100
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/2018	250,000	250,000
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), “A”, ETM, 5%, 7/01/2019	250,000	254,440
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2019	1,410,000	1,475,918
Suffolk County, NY, “B”, AGM, 5%, 10/15/2025	7,000,000	8,064,910
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2025	1,000,000	1,139,020
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2026	2,000,000	2,297,460
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2027	1,500,000	1,734,300

		$126,760,747
North Carolina - 1.1%
Charlotte, NC, COP (Convention Facility Project), “A”, 5%, 12/01/2020	$4,100,000	$4,404,589
Durham County, NC, 5%, 4/01/2019	1,000,000	1,029,600
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2022	665,000	719,696
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2023	325,000	355,092
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2024	700,000	773,171
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev. , AGM, 5%, 1/01/2026	1,500,000	1,721,685
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev. , AGM, 5%, 1/01/2027	4,000,000	4,622,720
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2020	500,000	535,415
Raleigh Durham, NC, Airport Authority Refunidng Rev., “C”, VRDN, 1.72%, 5/01/2036	4,550,000	4,550,000
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2025	645,000	738,570
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2026	1,000,000	1,156,660

		$20,607,198

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Dakota - 0.1%
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, ETM, 3%, 7/01/2018	$1,180,000	$1,182,124

Ohio - 2.1%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	$3,775,000	$3,712,033
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 1/01/2025	1,250,000	1,416,075
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 5/15/2021 (Prerefunded 11/15/2020)	375,000	400,661
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2021 (Prerefunded 11/15/2020)	385,000	411,346
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2022 (Prerefunded 11/15/2020)	405,000	432,714
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 5/15/2018	335,000	335,127
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 5/15/2019	345,000	348,343
Cleveland-Cuyahoga County, OH, Port Authority Development
Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 11/15/2019	300,000	304,014
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 5/15/2020	360,000	372,978
Cleveland-Cuyahoga County, OH, Port Authority Development
Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 11/15/2020	365,000	381,024
Columbus, OH, 5%, 7/01/2022	2,350,000	2,619,310
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5%, 2/15/2026	2,000,000	2,197,100
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5%, 2/15/2027	2,150,000	2,373,191
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	115,000	113,979
Ohio Higher Education, “C”, 5%, 8/01/2021	8,000,000	8,721,680
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/2023	625,000	685,038
Ohio Hospital Refunding Rev. (Cleveland Clinic Health System Obligated Group), “A”, 5%, 1/01/2028	2,000,000	2,392,660
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2021	1,000,000	1,086,610
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2022	775,000	855,453
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 6/01/2020	2,000,000	2,137,280

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
State of Ohio, Major New State Infrastructure Project Rev., 5%, 12/15/2023	$6,625,000	$7,525,271

		$38,821,887
Oklahoma - 0.3%
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2020	$1,500,000	$1,582,425
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2021	700,000	751,562
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2022	600,000	652,728
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 10/01/2022	1,000,000	1,042,680
Tulsa, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2025	800,000	890,080
Tulsa, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2026	500,000	559,230

		$5,478,705
Oregon - 0.9%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4%, 5/01/2021	$350,000	$366,618
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2023	500,000	556,640
Lake Oswego, OR, 4%, 6/01/2019	1,195,000	1,223,513
Lake Oswego, OR, 4%, 6/01/2020	1,830,000	1,907,244
Lake Oswego, OR, 4%, 6/01/2021	2,330,000	2,465,653
Oregon Health & Science University Rev., “A”, 5%, 7/01/2018	785,000	789,129
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2024	1,500,000	1,703,760
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2025	1,000,000	1,152,380
State of Oregon, “A”, 5%, 5/01/2025	2,000,000	2,330,320
State of Oregon, “A”, 5%, 5/01/2026	2,000,000	2,360,400
Washington County, OR, School District, AGM, 5.25%, 6/15/2018	1,000,000	1,004,020

		$15,859,677
Pennsylvania - 7.4%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A1”, FLR, 1.908% (LIBOR-3mo. + 0.72%), 2/01/2021	$985,000	$987,817
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2022	1,000,000	1,075,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2025	$1,250,000	$1,422,125
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2027	1,500,000	1,735,590
Bethlehem Area School District, PA, (Northampton and Lehigh Counties), “A” , 5%, 2/01/2025	4,575,000	5,198,755
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2018	1,000,000	1,017,210
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2019	500,000	523,585
Cambria County, PA, ETM, BAM, 4%, 8/01/2019	900,000	923,391
Cambria County, PA, Unrefunded Balance, BAM, 4%, 8/01/2019	1,445,000	1,471,227
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2024	750,000	851,550
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2029	450,000	514,994
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2025	9,000,000	10,303,470
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2026	6,035,000	6,994,927
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2027	3,000,000	3,427,620
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	585,000	622,598
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,025,000	1,110,034
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	730,000	803,088
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes, Inc.), “C”, 4%, 12/01/2026	1,400,000	1,436,008
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2019	445,000	456,290
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2020	500,000	523,310
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2025	500,000	568,070
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2023	300,000	334,365
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2024	600,000	674,976
Lancaster County School District, PA, “B”, AGM, 5%, 6/01/2025	2,000,000	2,284,920
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2021	300,000	326,646
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2022	320,000	354,403
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2024	700,000	797,146
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2025	265,000	301,093

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2021	$1,295,000	$1,158,714
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2022	1,345,000	1,159,834
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2023	1,060,000	879,652
Luzerne County, PA, “A”, AGM, 5%, 12/15/2019	305,000	316,685
Luzerne County, PA, “A”, AGM, 5%, 11/15/2020	1,355,000	1,442,208
Luzerne County, PA, “A”, AGM, 5%, 11/15/2021	3,000,000	3,253,350
Luzerne County, PA, “A”, AGM, 5%, 12/15/2021	445,000	483,257
Luzerne County, PA, “A”, AGM, 5%, 12/15/2023	400,000	445,452
Luzerne County, PA, “A”, AGM, 5%, 12/15/2024	410,000	458,626
Luzerne County, PA, “A”, AGM, 5%, 12/15/2026	370,000	418,618
Luzerne County, PA, “A”, AGM, 5%, 12/15/2029	655,000	738,054
Luzerne County, PA, “B”, AGM, 5%, 5/15/2020	2,200,000	2,316,578
Luzerne County, PA, “B”, AGM, 5%, 5/15/2021	2,055,000	2,208,036
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 1/01/2023 (Prerefunded 1/01/2022)	1,225,000	1,344,621
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2021	2,000,000	2,101,960
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2022	3,485,000	3,706,019
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	880,000	877,510
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 2%, 8/01/2045 (Put Date 5/01/2018)	13,000,000	13,000,000
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 1.7%, 8/01/2037 (Put Date 8/03/2020)	2,000,000	1,963,420
Pennsylvania Economic Development Financing Authority Rev., Solid Waste Refunding (Republic Services, Inc. Project), “A”, 1.75%, 4/01/2019 (Put Date 7/02/2018)	2,550,000	2,548,725
Pennsylvania Economic Development Financing Authority Rev., Solid Waste Refunding (Republic Services, Inc. Project), “B”, 1.65%, 12/01/2030 (Put Date 7/02/2018)	2,100,000	2,100,105
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 3%, 11/01/2018	265,000	266,383
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 5%, 11/01/2019	1,325,000	1,382,346

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), ETM, 5%, 7/01/2018	$1,005,000	$1,010,156
Philadelphia, PA, Airport Refunding Rev., “B”, 5%, 7/01/2022	2,955,000	3,256,380
Philadelphia, PA, Airport Refunding Rev., “B”, 5%, 7/01/2023	2,880,000	3,214,829
Philadelphia, PA, Authority for Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2024	5,675,000	6,409,515
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2027	1,750,000	2,030,735
Philadelphia, PA, School District, “A”, 5%, 9/01/2025	1,000,000	1,116,740
Philadelphia, PA, School District, “A”, 5%, 9/01/2026	635,000	709,606
Philadelphia, PA, School District, “A”, 5%, 9/01/2027	1,850,000	2,083,303
Philadelphia, PA, School District, “F”, 5%, 9/01/2026	5,000,000	5,587,450
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/2022	1,510,000	1,669,063
Scranton, PA, School District Rev., FLR, 2.131% (68% of LIBOR-1mo. + 0.85%), 4/01/2031 (Put Date 4/01/2021)	5,675,000	5,681,242
Southcentral, PA, General Authority Hospital Rev. (Hanover Hospital, Inc.), 5%, 12/01/2018	1,330,000	1,354,139
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2024	1,250,000	1,370,325
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2025	1,000,000	1,104,950
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2027	1,000,000	1,114,650
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2020	855,000	904,359
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2022	930,000	1,016,741
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2025	1,605,000	1,787,488
York County, PA, School of Technology Authority Lease Rev., “A”, BAM, 5%, 2/15/2025	850,000	969,315
York County, PA, School of Technology Authority Lease Rev., “A”, BAM, 5%, 2/15/2026	1,000,000	1,125,350

		$135,126,897
Puerto Rico - 5.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$1,135,000	$1,137,667
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	1,830,000	1,877,068
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AAC, 5.25%, 7/01/2018	550,000	552,018
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AGM, 5.25%, 7/01/2022	4,070,000	4,341,510

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2030	$2,535,000	$2,872,104
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2020	3,880,000	4,081,605
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2023	500,000	543,150
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2024	740,000	755,547
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AGM, 5.5%, 7/01/2025	1,740,000	1,919,551
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “Y”, AGM, 6.25%, 7/01/2021	3,860,000	4,117,076
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2018	70,000	69,533
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2019	350,000	333,470
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2020	610,000	556,350
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	8,220,000	8,515,838
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	8,765,000	9,085,624
Commonwealth of Puerto Rico, Public Improvement, “A”, AAC, 5.5%, 7/01/2019	1,265,000	1,298,649
Commonwealth of Puerto Rico, Public Improvement, “A”, ASSD GTY, 3.021%, 7/01/2018	2,480,000	2,482,406
Commonwealth of Puerto Rico, Public Improvement, “A”, ASSD GTY, 5.5%, 7/01/2029	1,905,000	2,155,393
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	200,000	201,368
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	2,000,000	2,003,320
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	335,000	334,598
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	1,365,000	1,410,536
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	3,930,000	3,908,385
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2018	1,005,000	1,008,115
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	40,000	41,028
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2021	5,115,000	5,264,614

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	$1,095,000	$1,129,974
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2023	435,000	445,823
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	110,000	110,004
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	115,000	114,995
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	300,000	300,099
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2023	370,000	370,059
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2024	705,000	705,028
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	1,625,000	1,627,194
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2020	345,000	345,324
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2023	860,000	860,138
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	530,000	530,021
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	25,000	24,915
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	260,000	260,814
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2023	1,075,000	1,078,150
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2024	1,310,000	1,313,655
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4%, 7/01/2018	1,300,000	1,301,924
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	100,000	100,229
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	6,490,000	6,618,437
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	195,000	198,477
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2026	460,000	466,054
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	110,000	107,525

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	$25,000	$24,906
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	380,000	376,348
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	310,000	308,838
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	295,000	287,625
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	90,000	84,827
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	390,000	363,675
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2018	310,000	311,262
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	3,980,000	4,142,663
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	4,900,000	5,093,991
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	615,000	638,893
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	2,270,000	2,352,787
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	1,535,000	1,587,313
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	135,000	135,284
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	390,000	390,647
Puerto Rico Public Buildings Authority Rev., “H”, AAC, 5.5%, 7/01/2018	6,390,000	6,416,007
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	3,210,000	3,370,018

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	$245,000	$244,990

		$105,005,436
Rhode Island - 1.5%
Providence, RI, “A”, 4%, 7/15/2019	$400,000	$410,076
Providence, RI, “A”, 5%, 1/15/2020	1,625,000	1,708,119
Providence, RI, “A”, 5%, 1/15/2021	1,000,000	1,076,870
Rhode Island Health & Educational Building Corp. Rev., “A”, (Providence Public Building Authority), 5%, 5/15/2019	2,000,000	2,052,260
Rhode Island Health & Educational Building Corp. Rev., “A”, (Providence Public Building Authority), 5%, 5/15/2021	2,240,000	2,407,485
Rhode Island Health & Educational Building Corp. Rev., (Lifespan Obligated Group), 5%, 5/15/2026	5,000,000	5,640,800
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 2.125%, 12/01/2018	3,200,000	3,198,976
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 2.5%, 12/01/2019	4,590,000	4,601,980
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2020	2,000,000	2,123,640
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2021	880,000	947,681
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2022	550,000	598,703
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	1,510,000	1,535,866
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	1,785,000	1,781,251

		$28,083,707
South Carolina - 0.8%
Berkeley County, SC, School District Rev., 5%, 12/01/2018	$630,000	$642,096
Charleston County, SC, Transportation Sales Tax, 5%, 11/01/2022	3,095,000	3,468,381
Lexington County, SC, Health Services District, Inc., Hospital Refunding Rev., 5%, 11/01/2023	650,000	721,688
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,545,000	4,825,699
Richland County, SC, School District No. 1, 4%, 3/01/2019	1,270,000	1,293,749
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2023	1,300,000	1,462,513
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2024	1,000,000	1,116,080

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2025	$1,500,000	$1,694,430

		$15,224,636
Tennessee - 2.1%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2018	$5,120,000	$5,190,349
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/2019	920,000	942,144
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2021	720,000	777,038
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2023	850,000	931,592
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2024	750,000	829,425
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2025	1,350,000	1,507,599
Maury County, TN, General Obligation School Bonds , 5%, 4/01/2022	1,535,000	1,695,914
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/2023	8,000,000	9,050,000
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 5/15/2021	7,500,000	8,157,225
Tennessee Energy Acquisition Corp., Gas Project Rev., “A”, 4%, 5/01/2048 (Put Date 5/01/2023)	7,500,000	7,960,125
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,000,000	1,040,550

		$38,081,961
Texas - 5.1%
Arlington, TX, Independent School District Rev., “A”, Texas PSF, 5%, 2/15/2019	$1,275,000	$1,307,181
Austin, TX, Convention Enterprises, Inc. Convention Center Refunding Rev., “A”, 5%, 1/01/2025	1,740,000	1,972,307
Austin, TX, Convention Enterprises, Inc. Convention Center Refunding Rev., “B”, 5%, 1/01/2024	1,200,000	1,346,700
Brownsville, TX, Independent School District, “A”, Texas PSF, 5%, 2/15/2021	6,595,000	7,122,798
Clifton, TX, Higher Education Finance Corp., Education Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	2,390,000	2,385,053
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 11/01/2018	5,415,000	5,472,616
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 4%, 9/01/2020	650,000	667,167

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5%, 9/01/2023	$525,000	$564,554
Fort Worth, TX, Water & Sewer Rev., Refunding & Improvement, 5%, 2/15/2020	2,940,000	3,101,876
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/2018	430,000	431,011
Harris County, TX, Cultural Education Facilities Finance Corp.,
Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/2019 (Prerefunded 11/15/2018)	600,000	610,128
Harris County, TX, Cultural Education Facilities Finance Corp.,
Medical Facilities Rev. (Baylor College Medicine), “D”, ETM, 5%, 11/15/2018	470,000	477,934
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/2020	575,000	610,984
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/2021	1,000,000	1,078,460
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2020	1,000,000	1,065,830
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	475,000	494,570
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	1,010,000	1,084,407
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	705,000	742,055
Houston, TX, Higher Education Finance Corp. Refunding Rev. (Kipp, Inc.), “A”, Texas PSF, 4%, 2/15/2020	880,000	908,670
Houston, TX, Higher Education Finance Corp. Rev. (Kipp, Inc.), “A”, Texas PSF, 4%, 2/15/2019	840,000	853,742
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2024	250,000	278,048
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2025	500,000	562,425
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2028	350,000	389,074
Klein, TX, Independent School District, Texas PSF, 5%, 8/01/2021 (Prerefunded 8/01/2018)	895,000	902,249
Klein, TX, Independent School District, Texas PSF, 5%, 8/01/2021	105,000	105,845
Lone Star College System, TX, 5%, 2/15/2027	3,750,000	4,360,425
Lone Star College System, TX, “A”, 5%, 8/15/2018	4,250,000	4,289,822
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2026	3,125,000	3,358,094

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), 1.65%, 1/01/2026 (Put Date 5/01/2018)	$7,000,000	$7,000,000
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 2.05%, 1/01/2020 (Put Date 7/02/2018)	10,350,000	10,350,517
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “B-1”, 3.25%, 11/15/2022	55,000	54,042
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “B-2”, 3%, 11/15/2021	30,000	29,781
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 1.25%, 11/01/2018	200,000	199,212
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2019	300,000	305,292
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2021	400,000	413,900
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5%, 6/01/2024	1,915,000	2,190,434
Regents of the University of North Texas Rev. Financing System, “A”, 5%, 4/15/2026	1,000,000	1,172,200
Tarrant County, TX, 5%, 7/15/2018	2,770,000	2,788,393
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/2022	1,160,000	1,285,106
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, ETM, 5%, 8/15/2018	500,000	504,685
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Foundation, Inc.), ETM, 5.75%, 11/15/2019	430,000	444,568
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc. Querencia Project), 5%, 11/15/2025	1,675,000	1,818,196
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2019	1,260,000	1,303,117
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2020	785,000	824,823

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2021	$1,390,000	$1,478,265
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2022	1,460,000	1,568,215
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Senior Living - Ventana Project), “B-3”, 3.875%, 11/15/2022	80,000	80,108
Tarrant County, TX, Cultural Education Facilities, Finance Corp. Rev. (Trinity Terrace Project), “A-2”, 2.5%, 12/01/2018	1,570,000	1,569,529
Texas Technical College System Rev., AGM, 5%, 10/15/2024	1,425,000	1,618,786
Texas Technical College System Rev., AGM, 5%, 10/15/2025	1,550,000	1,783,538
Travis County, TX, Health Facilities Development Corp. First Mortgage Refunding Rev. (Longhorn Village Project), “A”, 7%, 1/01/2032 (Prerefunded 1/01/2021)	1,715,000	1,928,209
Travis County, TX, Health Facilities Development Corp. First Mortgage Refunding Rev. (Longhorn Village Project), “A”, 7.125%, 1/01/2046 (Prerefunded 1/01/2021)	2,215,000	2,497,501
Waco, TX, 5%, 2/01/2027	3,220,000	3,804,462

		$93,556,904
U.S. Virgin Islands - 0.9%
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2023	$1,500,000	$1,602,465
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2024	1,500,000	1,606,215
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	3,595,000	3,785,175
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “B”, AGM, 5%, 10/01/2025	3,625,000	3,746,474
Virgin Islands Public Finance Authority Rev.,“B”, AGM, 5%, 10/01/2019	5,000,000	5,147,800

		$15,888,129
Utah - 0.4%
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/2022	$750,000	$753,975
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2025	1,990,000	2,270,928
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2026	1,200,000	1,381,980

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utah - continued
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2027	$2,000,000	$2,327,040

		$6,733,923
Vermont - 0.4%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$2,050,000	$2,183,127
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2019	100,000	103,338
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2023	1,000,000	1,077,480
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2024	850,000	922,581
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2025	875,000	958,204
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2026	2,100,000	2,346,057

		$7,590,787
Virginia - 1.5%
Commonwealth of Virginia, Board of Transportation, Capital Project Refunding Rev., “A”, 5%, 5/15/2025	$2,750,000	$3,191,045
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., 5%, 9/15/2018	500,000	506,035
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/2020	2,175,000	2,307,218
Portsmouth, VA, Refunding and Public Improvement, “A”, 5%, 2/01/2021	1,375,000	1,484,312
Richmond, VA, General Obligation Public Improvement Refunding, “D”, 5%, 3/01/2024	930,000	1,060,256
Richmond, VA, General Obligation Public Improvement Refunding, “D”, 5%, 3/01/2025	2,000,000	2,314,820
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 8/01/2024	10,000,000	11,468,400
Virginia Public School Authority, “C”, 5%, 8/01/2018	1,000,000	1,008,050
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2020	1,150,000	1,224,992
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2021	1,000,000	1,085,400
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2022	750,000	827,550
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, 7.25%, 7/01/2019	420,000	433,940

		$26,912,018

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - 1.9%
Energy Northwest, WA, Columbia Generating Station Electric
Rev., “A”, 5%, 7/01/2023	$4,295,000	$4,852,019
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2018	1,400,000	1,407,042
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2019	2,025,000	2,095,450
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2020	2,230,000	2,359,719
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2021	2,455,000	2,648,282
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2022	2,000,000	2,195,660
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2023	1,500,000	1,667,490
Pierce County, WA, “A”, 5%, 7/01/2022	3,290,000	3,632,423
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2019	700,000	721,259
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2020	1,175,000	1,239,801
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2022	1,740,000	1,897,122
State of Washington, Higher Education Facilities Authority Rev., (Whiteman College Project), VRDN, 1.73%, 10/01/2029	8,200,000	8,200,000
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 10/01/2042 (Put Date 10/01/2021)	1,000,000	1,095,730
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 5%, 7/01/2020	1,175,000	1,247,709

		$35,259,706
West Virginia - 0.6%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Wheeling Power Co. - Mitchell Project), “A”, 3%, 6/01/2037 (Put Date 4/01/2022)	$11,500,000	$11,421,685

Wisconsin - 1.1%
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Health Alliance Senior Credit Group), “B”, 5%, 11/15/2043 (Put Date 6/01/2021)	$5,000,000	$5,397,650
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “A”, 5%, 7/15/2022	6,000,000	6,472,140
Wisconsin Health & Educational Facilities Authority Rev. (Unity Point Health Facilities), “A”, 5%, 12/01/2020	800,000	858,176
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027	2,780,000	2,937,515
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “B-2”, 3.5%, 11/15/2023	295,000	297,575

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “B-3”, 3%, 11/15/2022	$405,000	$406,090
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	3,045,000	3,205,045

		$19,574,191
Total Municipal Bonds (Identified Cost, $1,796,726,436)		$1,794,671,980

Other Municipal Bonds - 0.2%
Multi-Family Housing Revenue - 0.2%
Freddie Mac, 1.6% to 6/15/2022, FLR to 8/15/2051 (Identified Cost, $4,000,000)	4,000,000	$3,863,840

Investment Companies (h) - 2.9%
Money Market Funds - 2.9%
MFS Institutional Money Market Portfolio, 1.78% (v) (Identified Cost, $52,935,932)	52,943,186	$52,937,892

Other Assets, Less Liabilities - (0.9)%		(15,745,856)
Net Assets - 100.0%		$1,835,727,856

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $52,937,892 and $1,798,535,820, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.

Portfolio of Investments – continued

NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,800,726,436)	$1,798,535,820
Investments in affiliated issuers, at value (identified cost, $52,935,932)	52,937,892
Receivables for
Investments sold	23,225,438
Fund shares sold	4,382,909
Interest	22,015,892
Other assets	4,919
Total assets	$1,901,102,870
Liabilities
Payable to custodian	$439
Payables for
Distributions	599,060
Investments purchased	60,711,440
Fund shares reacquired	3,167,446
Payable to affiliates
Investment adviser	81,553
Shareholder servicing costs	622,070
Distribution and service fees	22,999
Payable for independent Trustees’ compensation	1,430
Accrued expenses and other liabilities	168,577
Total liabilities	$65,375,014
Net assets	$1,835,727,856
Net assets consist of
Paid-in capital	$1,847,869,832
Unrealized appreciation (depreciation)	(2,188,656)
Accumulated net realized gain (loss)	(9,068,666)
Accumulated distributions in excess of net investment income	(884,654)
Net assets	$1,835,727,856
Shares of beneficial interest outstanding	229,916,501

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$692,006,167	86,611,849	$7.99
Class B	1,007,720	126,262	7.98
Class C	105,269,104	13,167,957	7.99
Class I	756,720,039	94,814,317	7.98
Class R6	280,724,826	35,196,116	7.98

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.19 [100 / 97.50 x $7.99]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$47,433,480
Dividends from affiliated issuers	579,975
Total investment income	$48,013,455
Expenses
Management fee	$6,988,188
Distribution and service fees	2,886,699
Shareholder servicing costs	1,529,622
Administrative services fee	279,701
Independent Trustees’ compensation	32,412
Custodian fee	209,363
Shareholder communications	69,458
Audit and tax fees	54,682
Legal fees	28,525
Miscellaneous	270,405
Total expenses	$12,349,055
Fees paid indirectly	(1,304)
Reduction of expenses by investment adviser and distributor	(826,756)
Net expenses	$11,520,995
Net investment income (loss)	$36,492,460
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$313,538
Affiliated issuers	(3,984)
Net realized gain (loss)	$309,554
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(27,333,696)
Affiliated issuers	1,191
Net unrealized gain (loss)	$(27,332,505)
Net realized and unrealized gain (loss)	$(27,022,951)
Change in net assets from operations	$9,469,509

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/18	4/30/17
Change in net assets
From operations
Net investment income (loss)	$36,492,460	$31,288,084
Net realized gain (loss)	309,554	(4,299,515)
Net unrealized gain (loss)	(27,332,505)	(20,423,494)
Change in net assets from operations	$9,469,509	$6,565,075
Distributions declared to shareholders
From net investment income	$(36,913,288)	$(30,938,335)
Change in net assets from fund share transactions	$209,657,195	$180,922,419
Total change in net assets	$182,213,416	$156,549,159
Net assets
At beginning of period	1,653,514,440	1,496,965,281
At end of period (including accumulated distributions in excess of net investment income of $884,654 and $663,334, respectively)	$1,835,727,856	$1,653,514,440

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$8.11	$8.23		$8.16	$8.13	$8.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.16	(c)	$0.15	$0.13	$0.14
Net realized and unrealized gain (loss)	(0.12)	(0.12)		0.06	0.03	(0.15)
Total from investment operations	$0.05	$0.04		$0.21	$0.16	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.16)		$(0.14)	$(0.13)	$(0.14)
Net asset value, end of period (x)	$7.99	$8.11		$8.23	$8.16	$8.13
Total return (%) (r)(s)(t)(x)	0.60	0.47	(c)	2.63	1.94	(0.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	(c)	0.80	0.80	0.79
Expenses after expense reductions (f)	0.69	0.69	(c)	0.69	0.69	0.69
Net investment income (loss)	2.06	1.95	(c)	1.82	1.63	1.75
Portfolio turnover	33	27		24	15	34
Net assets at end of period (000 omitted)	$692,006	$647,875		$703,594	$677,065	$685,309
See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$8.10	$8.22		$8.15	$8.12	$8.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.10	(c)	$0.09	$0.07	$0.08
Net realized and unrealized gain (loss)	(0.12)	(0.12)		0.06	0.03	(0.15)
Total from investment operations	$(0.01)	$(0.02)		$0.15	$0.10	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)		$(0.08)	$(0.07)	$(0.08)
Net asset value, end of period (x)	$7.98	$8.10		$8.22	$8.15	$8.12
Total return (%) (r)(s)(t)(x)	(0.15)	(0.28	)(c)	1.87	1.18	(0.86)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	(c)	1.55	1.55	1.55
Expenses after expense reductions (f)	1.44	1.44	(c)	1.45	1.45	1.44
Net investment income (loss)	1.32	1.21	(c)	1.08	0.88	1.01
Portfolio turnover	33	27		24	15	34
Net assets at end of period (000 omitted)	$1,008	$1,367		$1,945	$1,708	$1,972

Class C	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$8.11	$8.24		$8.16	$8.13	$8.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	(c)	$0.08	$0.06	$0.07
Net realized and unrealized gain (loss)	(0.12)	(0.13)		0.07	0.03	(0.15)
Total from investment operations	$(0.02)	$(0.04)		$0.15	$0.09	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)		$(0.07)	$(0.06)	$(0.07)
Net asset value, end of period (x)	$7.99	$8.11		$8.24	$8.16	$8.13
Total return (%) (r)(s)(t)(x)	(0.25)	(0.50	)(c)	1.88	1.08	(0.97)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	(c)	1.55	1.55	1.54
Expenses after expense reductions (f)	1.54	1.54	(c)	1.54	1.54	1.54
Net investment income (loss)	1.22	1.11	(c)	0.97	0.78	0.91
Portfolio turnover	33	27		24	15	34
Net assets at end of period (000 omitted)	$105,269	$128,146		$139,554	$140,213	$148,207

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	4/30/18	4/30/17		4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$8.10	$8.22		$8.15	$8.12	$8.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.17	(c)	$0.16	$0.14	$0.15
Net realized and unrealized gain (loss)	(0.12)	(0.12)		0.06	0.03	(0.15)
Total from investment operations	$0.06	$0.05		$0.22	$0.17	$—
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.17)		$(0.15)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$7.98	$8.10		$8.22	$8.15	$8.12
Total return (%) (r)(s)(t)(x)	0.75	0.61	(c)	2.79	2.10	0.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55	(c)	0.55	0.55	0.54
Expenses after expense reductions (f)	0.54	0.54	(c)	0.54	0.54	0.54
Net investment income (loss)	2.21	2.11	(c)	1.96	1.77	1.88
Portfolio turnover	33	27		24	15	34
Net assets at end of period (000 omitted)	$756,720	$876,126		$651,872	$807,983	$678,857

Class R6	Year ended
	4/30/18 (i)
Net asset value, beginning of period	$8.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12
Net realized and unrealized gain (loss)	(0.21)
Total from investment operations	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.12)
Net asset value, end of period (x)	$7.98
Total return (%) (r)(s)(t)(x)	(1.06	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	(a)
Expenses after expense reductions (f)	0.45	(a)
Net investment income (loss)	2.30	(a)
Portfolio turnover	33
Net assets at end of period (000 omitted)	$280,725

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the inception of Class R6, September 1, 2017, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Many municipal instruments are supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after

Notes to Financial Statements – continued

December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,798,535,820	$—	$1,798,535,820
Mutual Funds	52,937,892	—	—	52,937,892
Total	$52,937,892	$1,798,535,820	$—	$1,851,473,712

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/18	Year ended 4/30/17
Ordinary income (including any short-term capital gains)	$563,002	$10,677
Tax-exempt income	36,350,286	30,927,658
Total distributions	$36,913,288	$30,938,335

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/18
Cost of investments	$1,850,856,855
Gross appreciation	13,652,796
Gross depreciation	(13,035,939)
Net unrealized appreciation (depreciation)	$616,857
Undistributed ordinary income	150,812
Undistributed tax-exempt income	2,348,987
Capital loss carryforwards	(11,874,179)
Other temporary differences	(3,384,453)

Notes to Financial Statements – continued

As of April 30, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(11,874,179)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/18 (i)	Year ended 4/30/17
Class A	$14,066,117	$13,676,488
Class B	16,177	20,262
Class C	1,474,474	1,490,183
Class I	19,845,772	15,751,402
Class R6	1,510,748	—
Total	$36,913,288	$30,938,335

(i)	For Class R6, the period is from the class inception, September 1, 2017, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2018, this management fee reduction amounted to $148,216, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

For the period May 1, 2017 through August 27, 2017, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, excluding management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that fund

Notes to Financial Statements – continued

operating expenses did not exceed 0.15% annually of the fund’s average daily net assets. This written agreement was terminated on August 27, 2017. For the period May 1, 2017 through August 27, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Effective August 28, 2017, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.69%	1.44%	1.54%	0.54%	0.46%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. For the period August 28, 2017 through April 30, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $64,294 for the year ended April 30, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,685,444
Class B	0.75%	0.25%	1.00%	0.90%	12,050
Class C	0.75%	0.25%	1.00%	1.00%	1,189,205
Total Distribution and Service Fees					$2,886,699

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2018 based on each class’s average daily net assets. 0.10% of the Class A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2018, this waiver amounted to $674,173 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until

Notes to Financial Statements – continued

August 31, 2018. For one year from the date of purchase of Class B shares, assets attributable to such Class B shares were subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee was paid by the fund and 0.10% of the Class B service fee was being waived under a written waiver agreement. This agreement terminated on August 27, 2017. For the period May 1, 2017 through August 27, 2017, this waiver amounted to $374 and is included in the reduction of total expenses in the Statement of Operations. Effective August 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.15% for all Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. For the period August 28, 2017 to April 30, 2018, this waiver amounted to $816 and is included in the reduction of total expenses on the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2018, this rebate amounted to $3,162 and $15 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2018, were as follows:

Amount
Class A	$56,134
Class B	1,786
Class C	11,098

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2018, the fee was $65,189, which equated to 0.0037% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,464,433.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $165 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2018. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,415 at April 30, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2018, the fee paid by the fund under this agreement was $2,955 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 31, 2017, MFS purchased 6,105 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in the class.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended April 30, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $10,004.

(4) Portfolio Securities

For the year ended April 30, 2018, purchases and sales of investments, other than short-term obligations, aggregated $786,753,952 and $557,919,377, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/18 (i)		Year ended 4/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	30,011,627	$243,393,478	37,290,782	$303,326,566
Class B	17,603	141,979	22,597	181,428
Class C	1,789,440	14,531,149	2,779,373	22,719,404
Class I	55,969,021	453,762,080	65,802,877	533,188,265
Class R6	36,677,320	294,119,999	—	—
	124,465,011	$1,005,948,685	105,895,629	$859,415,663

Shares issued to shareholders in reinvestment of distributions
Class A	1,600,860	$12,973,636	1,523,843	$12,417,927
Class B	1,655	13,408	1,977	16,098
Class C	159,242	1,291,771	156,105	1,272,227
Class I	1,895,917	15,364,209	1,487,630	12,094,973
Class R6	185,507	1,483,176	—	—
	3,843,181	$31,126,200	3,169,555	$25,801,225

Shares reacquired
Class A	(24,903,275)	$(201,852,682)	(44,378,845)	$(359,627,209)
Class B	(61,829)	(500,336)	(92,267)	(747,652)
Class C	(4,575,855)	(37,092,097)	(4,083,119)	(33,187,772)
Class I	(71,206,467)	(574,632,357)	(38,400,449)	(310,731,836)
Class R6	(1,666,711)	(13,340,218)	—	—
	(102,414,137)	$(827,417,690)	(86,954,680)	$(704,294,469)

Net change
Class A	6,709,212	$54,514,432	(5,564,220)	$(43,882,716)
Class B	(42,571)	(344,949)	(67,693)	(550,126)
Class C	(2,627,173)	(21,269,177)	(1,147,641)	(9,196,141)
Class I	(13,341,529)	(105,506,068)	28,890,058	234,551,402
Class R6	35,196,116	282,262,957	—	—
	25,894,055	$209,657,195	22,110,504	$180,922,419

(i)	For Class R6, the period is from the class inception, September 1, 2017, through the stated period end.

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2018, the fund’s commitment fee and interest expense were $11,942 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		7,703,418	541,898,401	(496,658,633)	52,943,186

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,984)	$1,191	$—	$579,975	$52,937,892

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Municipal Limited Maturity Fund (the “Fund”), including the portfolio of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jason Kosty
Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.47% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

April 30, 2018

MFS® Total Return Bond Fund

RBF-ANN

MFS® Total Return Bond Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months,

against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains robust, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 18, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	33.9%
U.S. Treasury Securities	28.0%
Mortgage-Backed Securities	14.6%
Commercial Mortgage-Backed Securities	8.9%
Collateralized Debt Obligations	5.9%
High Yield Corporates	5.0%
Asset-Backed Securities	2.8%
Municipal Bonds	1.2%
Emerging Markets Bonds	1.2%
U.S. Government Agencies	1.0%

Composition including fixed income credit quality (a)(i)
AAA	12.2%
AA	4.7%
A	16.3%
BBB	19.1%
BB	4.5%
B	1.4%
CCC (o)	0.0%
CC (o)	0.0%
C (o)	0.0%
D	0.1%
U.S. Government	25.1%
Federal Agencies	15.6%
Not Rated	3.5%
Cash & Cash Equivalents	0.4%
Other	(2.9)%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	9.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of April 30, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2018, Class A shares of the MFS Total Return Bond Fund (“fund”) provided a total return of –0.22%, at net asset value. This compares with a return of –0.32% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit less volatile late in the period, with populist parties gaining an increased share of the vote, but thus far falling short of majorities in eurozone member states.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remain relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks weighed on the strong global trade volumes seen during the period’s second half. The US announced broad-based tariffs on imports of steel and aluminum during the period, though some nations have been exempted, and later targeted China for tariffs, in retaliation for what it believes is abuse of intellectual property rights. Growing fears of wider trade skirmishes have added to volatility.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s asset allocation, most notably a greater exposure to the industrials sector and a lesser exposure to US Treasuries, contributed to relative returns. The fund’s shorter duration (d) stance was also a significant factor supporting relative returns as interest rates generally rose over the reporting period. Security selection in both the industrials and financials sectors, particularly within “BBB” rated (r) securities, further benefited relative results.

4

Management Review – continued

Conversely, the fund’s yield curve (y) positioning, in particular a greater exposure to shifts centered around the 30-year key rate duration point, detracted from relative results.

Respectfully,

Portfolio Manager(s)

Joshua Marston and Robert Persons

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/04/99	(0.22)%	1.59%	4.32%
B	12/29/00	(0.87)%	0.83%	3.53%
C	12/29/00	(0.97)%	0.73%	3.44%
I	1/04/99	0.03%	1.74%	4.49%
R1	4/01/05	(0.97)%	0.73%	3.44%
R2	10/31/03	(0.48)%	1.23%	3.97%
R3	4/01/05	(0.32)%	1.49%	4.23%
R4	4/01/05	0.03%	1.76%	4.49%
R6	5/01/06	0.04%	1.83%	4.50%
529A	7/31/02	(0.15)%	1.57%	4.27%
529B	7/31/02	(1.02)%	0.68%	3.37%
529C	7/31/02	(1.02)%	0.68%	3.39%
Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		(0.32)%	1.47%	3.57%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.46)%	0.71%	3.87%
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.77)%	0.47%	3.53%
C With CDSC (1% for 12 months) (v)		(1.94)%	0.73%	3.44%
529A With Initial Sales Charge (4.25%)		(4.40)%	0.69%	3.82%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(4.92)%	0.31%	3.37%
529C With CDSC (1% for 12 months) (v)		(1.99)%	0.68%	3.39%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2017 through April 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Expenses Paid During Period (p) 11/01/17-4/30/18
A	Actual	0.74%	$1,000.00	$979.38	$3.63
	Hypothetical (h)	0.74%	$1,000.00	$1,021.12	$3.71
B	Actual	1.49%	$1,000.00	$976.68	$7.30
	Hypothetical (h)	1.49%	$1,000.00	$1,017.41	$7.45
C	Actual	1.59%	$1,000.00	$976.19	$7.79
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
I	Actual	0.59%	$1,000.00	$981.06	$2.90
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R1	Actual	1.59%	$1,000.00	$975.28	$7.79
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
R2	Actual	1.09%	$1,000.00	$978.58	$5.35
	Hypothetical (h)	1.09%	$1,000.00	$1,019.39	$5.46
R3	Actual	0.84%	$1,000.00	$978.89	$4.12
	Hypothetical (h)	0.84%	$1,000.00	$1,020.63	$4.21
R4	Actual	0.59%	$1,000.00	$981.06	$2.90
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R6	Actual	0.48%	$1,000.00	$980.65	$2.36
	Hypothetical (h)	0.48%	$1,000.00	$1,022.41	$2.41
529A	Actual	0.76%	$1,000.00	$979.23	$3.73
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
529B	Actual	1.64%	$1,000.00	$975.94	$8.03
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
529C	Actual	1.64%	$1,000.00	$975.94	$8.03
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 99.0%
Issuer	Shares/Par	Value ($)
Aerospace - 0.4%
Lockheed Martin Corp., 4.7%, 5/15/2046	$7,505,000	$8,007,775
TransDigm, Inc., 6.5%, 7/15/2024	10,772,000	10,953,777

		$18,961,552
Asset-Backed & Securitized - 17.4%
AIMCO Properties CLO LP, 2015-AA, “BR”, FLR, 3.648% (LIBOR-3mo. + 1.30%), 1/15/2028 (z)	$16,000,000	$15,865,840
Allegro CLO Ltd., 2014-1A, “A2R”, FLR, 4.012% (LIBOR-3mo. + 1.65%), 1/21/2027 (n)	14,040,367	14,059,995
Allegro CLO Ltd., 2014-1A, “BR”, FLR, 4.762% (LIBOR-3mo. + 2.4%), 1/21/2027 (n)	12,968,776	12,982,289
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.605% (LIBOR-3mo. + 1.25%), 10/18/2027 (z)	8,340,000	8,333,345
ALM V Ltd., 2012-5A, “BR3”, FLR, 4.005% (LIBOR-3mo. + 1.7%), 10/18/2027 (z)	3,070,000	3,070,353
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	1,945,813	1,942,095
Atrium XII Corp., 2012-A, “B1R”, FLR, 3.712% (LIBOR-3mo. + 1.35%), 4/22/2027 (n)	15,670,000	15,574,444
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.612% (LIBOR-3mo. + 1.25%), 1/20/2028 (n)	23,804,982	23,786,609
Babson CLO Ltd., 2014-IIA, “CR”, FLR, 4.553% (LIBOR-3mo. + 2.2%), 10/17/2026 (n)	7,130,000	7,128,332
Ballyrock Ltd., CLO, FLR, 3.065% (LIBOR-3mo. + 1.18%), 5/20/2025 (z)	2,684,548	2,684,148
Bancorp Commercial Mortgage Trust, 2018-CR3, “A”, 2.747%, 1/15/2033 (z)	13,934,734	13,934,720
Bancorp Commercial Mortgage Trust, 2018-CR3, “AS”, 3.147%, 1/15/2033 (z)	8,360,841	8,360,827
Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 4.597% (LIBOR-1mo. + 2.7%), 1/15/2033 (z)	2,229,557	2,235,427
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(z)	4,346,541	435
Bayview Commercial Asset Trust, FLR, 2.207% (LIBOR-1mo. + 0.31%), 8/25/2035 (z)	224,036	212,663
Bayview Commercial Asset Trust, FLR, 2.142% (LIBOR-1mo. + 0.27%), 4/25/2036 (z)	180,003	170,286
Bayview Financial Acquisition Trust, 5.638%, 11/28/2036	377,218	384,368
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.501% (LIBOR-1mo. + 1.6%), 12/28/2040 (z)	1,815,799	1,647,427
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (z)	22,760,375	22,816,279

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Cavalry CLO IV Ltd., 2014-4A, “B1R”, FLR, 3.698% (LIBOR-3mo. + 1.35%), 10/15/2026 (z)	$6,670,000	$6,666,011
Cavalry CLO IV Ltd./Cavalry CLO IV LLC, FLR, 4.248% (LIBOR-3mo. + 1.9%), 10/15/2026 (z)	7,790,000	7,785,677
Cavalry CLO IV Ltd./Cavalry CLO IV LLC, FLR, 4.248% (LIBOR-3mo. + 1.9%), 10/15/2026 (z)	5,560,000	5,556,610
Cent CLO LP, 2014-16AR, “A1AR”, FLR, 3.608% (LIBOR-3mo. + 1.25%), 8/01/2024 (n)	3,774,691	3,772,887
Cent CLO LP, 2014-21A, “A2AR”, FLR, 4.066% (LIBOR-3mo. + 1.7%), 7/27/2026 (n)	11,508,562	11,476,522
Chesapeake Funding II LLC, 2016-1A, “A1”, 2.11%, 3/15/2028 (n)	6,255,750	6,238,406
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12%, 11/15/2029 (z)	14,025,000	13,852,825
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (z)	14,170,000	14,136,236
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	4,461,971	4,480,657
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	11,154,926	10,864,246
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471%, 10/12/2050	19,556,963	19,168,550
Commercial Mortgage Asset Trust, 1.466%, 1/17/2032 (i)(z)	54,660	17
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048	9,743,000	9,502,136
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	14,087,504	14,288,436
Commercial Mortgage Trust, 2014-UBS4, “A5”, 3.694%, 8/10/2047	11,544,000	11,648,698
Commercial Mortgage Trust, 2015-CR22, “A5”, 3.309%, 3/10/2048	10,360,000	10,159,436
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	9,577,577	9,412,103
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,963,398	10,018,963
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	4,781,393	4,859,113
Commercial Mortgage Trust, 2016-COR1, “A4”, 3.091%, 10/10/2049	19,844,365	19,016,819
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514%, 5/10/2050	17,818,591	17,562,819
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	26,790,000	26,298,390
Countrywide Asset-Backed Certificates, 4.646%, 4/25/2036	148,239	135,650

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Credit-Based Asset Servicing & Securitization LLC, 3.78%, 12/25/2035	$98,402	$98,020
Credit-Based Asset Servicing & Securitization LLC, 3.668%, 1/25/2037 (q)	1,440,336	696,747
Credit-Based Asset Servicing & Securitization LLC, 3.874%, 3/25/2037 (q)	1,598,901	897,755
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	3,687,246	3,653,667
Cutwater Ltd., 2014-1A, “BR”, FLR, 4.748% (LIBOR-3mo. + 2.4%), 7/15/2026 (n)	5,280,000	5,272,038
Drive Auto Receivables Trust, 2017-1, “C”, 2.84%, 4/15/2022	7,678,000	7,661,614
Eaton Vance CLO Ltd., 2014-1A, “CR”, FLR, 4.598% (LIBOR-3mo. + 2.25%), 7/15/2026 (n)	7,930,434	7,923,447
Falcon Franchise Loan LLC, 7.966%, 1/05/2023 (i)(z)	8,865	349
First Union-Lehman Brothers Bank of America, 1.187%, 11/18/2035 (i)	323,201	6,841
Flatiron CLO Ltd., 2013-1A, “A1R”, FLR, 3.513% (LIBOR-3mo. + 1.16%), 1/17/2026 (n)	10,111,818	10,107,076
Flatiron CLO Ltd., 2015-1A, “BR”, FLR, 3.748% (LIBOR-3mo. + 1.4%), 4/15/2027 (n)	18,297,137	18,288,935
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 4.248% (LIBOR-3mo. + 1.9%), 4/15/2027 (n)	4,000,000	3,999,021
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)	5,379,000	5,352,861
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/2026 (n)	13,841,000	13,738,878
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	475,833	481,899
GMF Floorplan Owner Revolving Trust, 2017-1, “A2”, FLR, 2.467% (LIBOR-1mo. + 0.57%), 1/18/2022 (n)	28,421,000	28,569,599
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022 (z)	8,001,000	7,832,368
Granite Point Mortgage Trust Inc., 2.796%, 12/19/2035 (z)	11,360,000	11,342,960
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	11,461,699	11,296,656
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433%, 5/10/2050	29,467,329	28,836,227
GS Mortgage Securities Trust, 2017-GS7, “A4”, 3.43%, 8/10/2050	31,130,000	30,205,757
HarbourView CLO VII, Ltd., 7A, “CR”, FLR, 4.252% (LIBOR-3mo. + 2.38%), 11/18/2026 (n)	8,220,000	8,205,196
IMPAC CMB Trust, FLR, 2.637% (LIBOR-1mo. + 0.74%), 11/25/2034	65,533	65,426
IMPAC CMB Trust, FLR, 2.817% (LIBOR-1mo. + 0.92%), 11/25/2034	32,767	31,845

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
IMPAC Secured Assets Corp., FLR, 2.247% (LIBOR-1mo. + 0.35%), 5/25/2036	$304,645	$289,513
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	13,025,174	12,951,808
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	23,872,958	23,320,399
JPMBB Commercial Mortgage Securities Trust, 2017-C7, 3.409%, 10/15/2050	11,500,000	11,214,394
JPMorgan Chase Commercial Mortgage Securities Corp., 5.785%, 7/15/2042 (n)(q)	993,444	685,349
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	12,800,212	12,551,239
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11,
“AM”, 6.181%, 6/15/2049	5,662,596	5,753,177
Lehman Brothers Commercial Conduit Mortgage Trust, 1.698%, 10/15/2035 (i)	704,309	1,745
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 3.253%
(LIBOR-3mo. + 0.9%), 4/15/2028 (n)	19,665,011	19,665,011
Merrill Lynch Mortgage Investors, Inc., 4.319%, 2/25/2037 (q)	2,019,221	405,172
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21,
“A4”, 3.338%, 3/15/2048	8,114,737	7,963,420
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34,
“A4”, 3.536%, 11/15/2052	34,856,806	34,197,486
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	26,134,745	25,710,555
Morgan Stanley Capital I, Inc., 1.836%, 3/15/2031 (i)(z)	21,309	1
Nextgear Floorplan Master Owner Trust, 2015-2A, “A”, 2.38%, 10/15/2020 (n)	12,068,000	12,048,908
NextGear Floorplan Master Owner Trust, 2018-1A, “A2”, 3.22%, 2/15/2023 (z)	7,285,000	7,261,630
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 4.909% (LIBOR-3mo. + 2.55%), 10/20/2026 (n)	2,795,000	2,807,524
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.698% (LIBOR-3mo. + 1.35%), 7/15/2027 (z)	13,240,000	13,227,965
Option One Mortgage Loan Trust, 5.611%, 1/25/2037 (q)	58,478	58,464
Ownit Mortgage Loan Asset-Backed Certificates, 3.373%, 10/25/2035 (q)	662,752	416,721
Parallel Ltd., 2015-1A, “C1R”, FLR, 4.109% (LIBOR-3mo. + 1.75%), 7/20/2027 (n)	3,700,000	3,699,959
Parallel Ltd., 2015-1A, “C2R”, FLR, 4.109% (LIBOR-3mo. + 1.75%), 7/20/2027 (n)	3,990,000	3,989,956
Race Point CLO Ltd., 2013-8A, “AR”, FLR, 3.225% (LIBOR-3mo. + 1.34%), 2/20/2030 (n)	11,190,527	11,364,602

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	$2,124,441	$2,015,268
Shackleton CLO Ltd., 2014-6A, “CR”, FLR, 4.603% (LIBOR-3mo. + 2.25%), 7/17/2026 (n)	9,257,351	9,304,712
Silver Spring CLO Ltd., 2014-1A, “C2R”, 4.561%, 10/15/2026 (n)	6,065,000	5,884,396
Thornburg Mortgage Securities Trust, FLR, 2.577% (LIBOR-1mo. + 0.68%), 4/25/2043	7,148	7,159
TICP CLO Ltd., 2018-IA, “A2”, FLR, 3.862% (LIBOR-3mo. + 1.5%), 4/26/2028 (z)	16,262,022	16,233,563
UBS Commercial Mortgage Trust 2017-C7, “A4”, 3.679%, 12/15/2050	25,000,000	24,758,765
Voya CLO Ltd., 2013-3A, “BR”, FLR, 4.505% (LIBOR-3mo. + 2.15%), 1/18/2026 (n)	11,625,000	11,684,729
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	15,451,790	15,343,425
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	25,027,917	24,866,009
West CLO Ltd., 2014-1A, “A2R”, FLR, 3.705% (LIBOR-3mo. + 1.35%), 7/18/2026 (n)	16,679,192	16,591,793
West CLO Ltd., 2014-1A, “CR”, FLR, 5.355% (LIBOR-3mo. + 3%), 7/18/2026 (n)	3,420,000	3,418,449

		$936,349,537
Automotive - 0.6%
General Motors Co., 4.875%, 10/02/2023	$5,739,000	$5,913,324
General Motors Co., 5.2%, 4/01/2045	4,792,000	4,528,286
General Motors Financial Co., Inc., 3.45%, 4/10/2022	8,435,000	8,320,429
General Motors Financial Co., Inc., 4.35%, 4/09/2025	7,992,000	7,910,910
General Motors Financial Co., Inc., 4%, 10/06/2026	6,951,000	6,650,630

		$33,323,579
Broadcasting - 0.5%
Netflix, Inc., 4.875%, 4/15/2028 (n)	$20,000,000	$18,875,000
Time Warner, Inc., 3.8%, 2/15/2027	5,558,000	5,378,302

		$24,253,302
Brokerage & Asset Managers - 1.8%
Charles Schwab Corp., 3.2%, 3/02/2027	$17,641,000	$16,896,810
Charles Schwab Corp., 3.2%, 1/25/2028	10,052,000	9,518,095
E*TRADE Financial Corp., 2.95%, 8/24/2022	1,706,000	1,653,123
E*TRADE Financial Corp., 3.8%, 8/24/2027	17,677,000	16,919,625
Intercontinental Exchange, Inc., 3.1%, 9/15/2027	15,960,000	15,004,044
Raymond James Financial, 3.625%, 9/15/2026	4,094,000	3,963,849
Raymond James Financial, Inc., 4.95%, 7/15/2046	16,355,000	17,111,109
TD Ameritrade Holding Corp., 5.6%, 12/01/2019	5,050,000	5,252,615

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - continued
TD Ameritrade Holding Corp., 2.95%, 4/01/2022	$4,376,000	$4,301,097
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	5,845,000	5,644,469

		$96,264,836
Building - 1.4%
CRH America Finance, Inc., 3.95%, 4/04/2028 (z)	$18,023,000	$17,595,802
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	12,268,000	12,499,870
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	2,718,000	2,560,359
Martin Marietta Materials, Inc., 4.25%, 12/15/2047	8,147,000	7,349,952
Masco Corp., 4.375%, 4/01/2026	11,111,000	11,180,444
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	5,145,000	5,212,528
Standard Industries, Inc., 6%, 10/15/2025 (n)	5,145,000	5,337,937
Standard Industries, Inc., 4.75%, 1/15/2028 (n)	12,000,000	11,190,000

		$72,926,892
Business Services - 0.3%
Equinix, Inc., 5.375%, 5/15/2027	$3,584,000	$3,646,720
Fidelity National Information Services, Inc., 3%, 8/15/2026	14,166,000	13,003,466

		$16,650,186
Cable TV - 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	$5,556,000	$5,608,226
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	10,635,000	10,805,925
Comcast Corp., 3.15%, 2/15/2028	3,150,000	2,942,329
Cox Communications, Inc., 3.15%, 8/15/2024 (n)	14,525,000	13,820,641
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	11,390,000	11,190,675
Time Warner Cable, Inc., 4.5%, 9/15/2042	10,161,000	8,612,076
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	4,688,000	6,071,782
Videotron Ltd., 5%, 7/15/2022	9,853,000	10,062,376
Videotron Ltd., 5.125%, 4/15/2027 (n)	8,000,000	7,840,000

		$76,954,030
Computer Software - 0.8%
Microsoft Corp., 2%, 8/08/2023	$14,694,000	$13,834,206
Microsoft Corp., 3.125%, 11/03/2025	14,939,000	14,540,827
Microsoft Corp., 4.1%, 2/06/2037	13,341,000	13,852,261

		$42,227,294
Computer Software - Systems - 0.6%
Apple, Inc., 3.35%, 2/09/2027	$10,772,000	$10,541,984
Apple, Inc., 2.9%, 9/12/2027	14,444,000	13,592,142
Apple, Inc., 4.375%, 5/13/2045	6,657,000	6,892,671

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - continued
Apple, Inc., 4.25%, 2/09/2047	$2,472,000	$2,512,612

		$33,539,409
Conglomerates - 0.3%
Johnson Controls International PLC, 5.7%, 3/01/2041	$3,439,000	$3,815,516
Johnson Controls International PLC, 4.625%, 7/02/2044	3,760,000	3,791,857
United Technologies Corp., 4.05%, 5/04/2047	10,950,000	10,096,924

		$17,704,297
Consumer Products - 0.9%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$12,239,000	$12,188,508
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	38,107,000	36,017,911

		$48,206,419
Consumer Services - 0.5%
Priceline Group, Inc., 2.75%, 3/15/2023	$3,459,000	$3,301,863
Priceline Group, Inc., 3.65%, 3/15/2025	22,057,000	21,600,636

		$24,902,499
Containers - 0.4%
Berry Global Group, Inc., 5.125%, 7/15/2023	$10,515,000	$10,580,719
Sealed Air Corp., 5.125%, 12/01/2024 (n)	9,876,000	10,024,140

		$20,604,859
Emerging Market Quasi-Sovereign - 0.5%
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (n)	$29,692,000	$28,740,589

Emerging Market Sovereign - 0.6%
Republic of Argentina, 6.875%, 1/11/2048	$21,524,000	$19,124,074
Republic of South Africa, 4.85%, 9/27/2027	13,595,000	13,167,519

		$32,291,593
Energy - Integrated - 0.2%
Shell International Finance B.V., 4%, 5/10/2046	$7,702,000	$7,531,064
Shell International Finance B.V., 3.75%, 9/12/2046	5,018,000	4,748,095

		$12,279,159
Entertainment - 0.2%
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	$12,910,000	$12,615,652

Food & Beverages - 1.6%
Anheuser Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	$7,736,000	$7,865,338
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	14,961,000	14,787,424
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/01/2046	24,462,000	25,378,231

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/2024	$5,084,000	$5,099,727
General Mills, Inc., 4%, 4/17/2025	11,853,000	11,767,942
Kraft Heinz Foods Co., 5.2%, 7/15/2045	2,298,000	2,281,039
Kraft Heinz Foods Co., 4.375%, 6/01/2046	9,786,000	8,804,683
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	11,439,000	11,502,506

		$87,486,890
Forest & Paper Products - 0.1%
Packaging Corp. of America, 3.65%, 9/15/2024	$4,483,000	$4,398,261

Gaming & Lodging - 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$6,977,000	$7,212,474
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	6,000,000	6,045,000

		$13,257,474
Insurance - 1.0%
American International Group, Inc., 3.75%, 7/10/2025	$17,703,000	$17,337,266
American International Group, Inc., 3.9%, 4/01/2026	7,925,000	7,748,639
American International Group, Inc., 4.7%, 7/10/2035	5,448,000	5,468,083
American International Group, Inc., 4.5%, 7/16/2044	4,835,000	4,645,561
Lincoln National Corp., 3.8%, 3/01/2028	3,822,000	3,716,392
Lincoln National Corp., 4.35%, 3/01/2048	2,730,000	2,610,964
Met Life Glob Funding I , 3.45%, 12/18/2026 (n)	3,094,000	2,992,930
Principal Financial Group, Inc., 3.4%, 5/15/2025	10,529,000	10,229,532

		$54,749,367
Insurance - Health - 0.3%
UnitedHealth Group, Inc., 2.375%, 10/15/2022	$18,854,000	$18,084,458

Insurance - Property & Casualty - 1.0%
Allied World Assurance, 5.5%, 11/15/2020	$3,362,000	$3,567,056
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	13,217,000	12,928,061
Ambac Assurance Corp., 5.1%, 6/07/2020 (z)	13,854	18,356
Ambac LSNI, LLC, FLR, 6.811% (LIBOR-3mo. + 5%), 2/12/2023 (z)	66,601	67,267
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	11,271,000	11,526,840
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	22,209,000	21,677,544
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	2,719,000	2,706,642

		$52,491,766
Major Banks - 8.3%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$13,800,000	$14,022,332
Bank of America Corp., 3.3%, 1/11/2023	13,781,000	13,623,023
Bank of America Corp., 3.004% to 12/20/2022, FLR to 12/20/2023 (n)	7,493,000	7,271,428

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 4.125%, 1/22/2024	$8,133,000	$8,325,176
Bank of America Corp., 3.95%, 4/21/2025	4,458,000	4,367,145
Bank of America Corp., 4.45%, 3/03/2026	11,782,000	11,842,548
Bank of America Corp., 3.419% to 12/20/2027, FLR to 12/20/2028 (n)	11,952,000	11,223,652
Bank of America Corp., 4.443% to 01/20/2047, FLR to 1/20/2048	26,034,000	26,089,533
Bank of America Corp., 6.5% to 10/23/2014, FLR to 10/23/2049	4,793,000	5,080,580
Bank of America Corp., 6.1% to 3/17/2025, FLR to 12/29/2049	16,050,000	16,631,812
Bank of America Corp., 5.875% to 3/15/2028, FLR to 12/31/2059	14,429,000	14,400,142
Bank of New York Mellon Corp., 3.442% to 2/07/2027, FLR to 2/07/2028	25,625,000	24,773,818
Barclays PLC, 4.375%, 1/12/2026	5,620,000	5,549,109
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	2,753,000	2,980,122
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/2025	11,024,000	10,674,302
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	15,548,000	15,483,965
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	8,201,000	7,918,240
JPMorgan Chase & Co., 4.25%, 10/15/2020	2,264,000	2,323,014
JPMorgan Chase & Co., 4.5%, 1/24/2022	3,300,000	3,423,550
JPMorgan Chase & Co., 3.125%, 1/23/2025	5,071,000	4,833,713
JPMorgan Chase & Co., 2.95%, 10/01/2026	22,838,000	21,137,375
JPMorgan Chase & Co., 3.509% to 1/23/2028, FLR to 1/23/2029	11,009,000	10,427,977
JPMorgan Chase & Co., 4.005% to 4/23/2028, FLR to 4/23/2029	19,869,000	19,499,268
Lloyds Bank PLC, 3.75%, 1/11/2027	15,056,000	14,403,253
Morgan Stanley, 5.5%, 7/28/2021	18,554,000	19,717,712
Morgan Stanley, 4%, 7/23/2025	4,648,000	4,634,125
Morgan Stanley, 3.875%, 1/27/2026	13,472,000	13,277,883
Morgan Stanley, 3.125%, 7/27/2026	13,910,000	12,951,446
Morgan Stanley, 4.3%, 1/27/2045	2,634,000	2,549,392
Morgan Stanley, 4.375%, 1/22/2047	18,187,000	17,680,478
PNC Bank N.A., 3.1%, 10/25/2027	21,548,000	20,300,260
Royal Bank of Scotland Group PLC, 6%, 12/19/2023	8,134,000	8,639,132
Royal Bank of Scotland Group PLC, 8% to 8/10/2025, FLR to 12/29/2049	2,205,000	2,411,719
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FLR to 12/31/2165	7,305,000	7,672,076
Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	13,825,000	13,387,882
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	7,081,000	7,045,789
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	10,148,000	10,086,944
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	13,057,000	12,885,072
Wachovia Corp., 6.605%, 10/01/2025	2,193,000	2,490,928
Wells Fargo & Co., 3.069%, 1/24/2023	16,413,000	15,974,696

		$448,010,611

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 2.5%
Catholic Health Initiatives, 2.95%, 11/01/2022	$9,078,000	$8,758,822
CVS Health Corp., 4.78%, 3/25/2038	24,759,000	24,483,338
CVS Health Corp., 5.125%, 7/20/2045	9,221,000	9,577,554
Hackensack Meridian Health, Inc., 4.211%, 7/01/2048	8,428,000	8,380,176
Hackensack Meridian Health, Inc., 4.5%, 7/01/2057	10,194,000	10,736,687
HCA, Inc., 5.25%, 6/15/2026	19,763,000	19,861,815
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	3,653,000	3,560,051
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	7,367,000	7,151,357
Life Technologies Corp., 5%, 1/15/2021	18,787,000	19,445,902
Northwell Healthcare, Inc., 3.979%, 11/01/2046	3,110,000	2,866,271
Northwell Healthcare, Inc., 4.26%, 11/01/2047	9,132,000	8,800,107
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	6,240,000	6,045,541
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	4,605,000	4,265,103

		$133,932,724
Medical Equipment - 1.1%
Abbott Laboratories, 3.4%, 11/30/2023	$20,815,000	$20,548,186
Abbott Laboratories, 4.9%, 11/30/2046	14,191,000	15,355,808
Medtronic, Inc., 4.625%, 3/15/2045	9,183,000	9,705,341
Zimmer Biomet Holdings, Inc., 2.7%, 4/01/2020	15,902,000	15,750,692

		$61,360,027
Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/2023	$3,076,000	$2,949,115
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	3,849,000	3,550,703
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	10,661,000	11,433,923
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	7,920,000	7,890,696
Glencore Funding LLC, 4%, 4/16/2025 (n)	4,966,000	4,833,402
Glencore Funding LLC, 4%, 3/27/2027 (n)	13,000,000	12,392,238
Kinross Gold Corp., 5.95%, 3/15/2024	2,209,000	2,302,883
Kinross Gold Corp., 4.5%, 7/15/2027 (n)	1,334,000	1,253,960
Steel Dynamics, Inc., 5.125%, 10/01/2021	7,688,000	7,824,846

		$54,431,766
Midstream - 1.4%
Enbridge, Inc., 4.25%, 12/01/2026	$8,135,000	$8,057,055
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	8,098,000	10,118,214
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	6,862,000	7,644,419
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	8,327,000	8,213,503
MPLX LP, 4.7%, 4/15/2048	10,919,000	10,333,856
Phillips 66 Partners LP, 4.68%, 2/15/2045	2,692,000	2,572,734
Sabine Pass Liquefaction, 4.2%, 3/15/2028	5,452,000	5,297,760
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	9,992,000	10,488,197

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	$10,181,000	$10,505,790

		$73,231,528
Mortgage-Backed - 14.5%
Fannie Mae, 2.578%, 9/25/2018	$1,933,612	$1,929,377
Fannie Mae, 5.5%, 11/01/2018 - 12/01/2038	13,437,827	14,666,265
Fannie Mae, 5.18%, 3/01/2019	440,336	444,115
Fannie Mae, 5%, 1/01/2020 - 3/01/2042	15,862,667	17,013,642
Fannie Mae, 5.19%, 9/01/2020	2,057,378	2,107,258
Fannie Mae, 4.58%, 1/01/2021	3,971,300	4,075,284
Fannie Mae, 2.41%, 5/01/2023	2,497,768	2,415,704
Fannie Mae, 2.55%, 5/01/2023	1,289,096	1,254,724
Fannie Mae, 3.93%, 10/01/2023	1,213,664	1,251,629
Fannie Mae, 5.25%, 8/01/2024	883,341	944,233
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	68,092,556	71,626,171
Fannie Mae, 2.684%, 12/25/2026	11,638,000	10,936,090
Fannie Mae, 3.95%, 1/01/2027	657,324	681,159
Fannie Mae, 4.01%, 1/01/2029	3,885,360	4,065,299
Fannie Mae, 6.5%, 11/01/2031 - 1/01/2033	125,001	139,260
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	44,600,490	43,221,739
Fannie Mae, 6%, 5/01/2034 - 10/01/2038	4,882,411	5,448,015
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	129,072,097	132,403,001
Fannie Mae, 3.5%, 11/01/2041 - 1/01/2047	84,051,263	83,704,254
Freddie Mac, 5%, 5/01/2018 - 7/01/2041	8,176,450	8,774,996
Freddie Mac, 2.303%, 9/25/2018	1,978,272	1,973,690
Freddie Mac, 2.323%, 10/25/2018	4,819,269	4,807,395
Freddie Mac, 2.13%, 1/25/2019	12,715,760	12,660,098
Freddie Mac, 5.5%, 6/01/2019 - 1/01/2038	3,147,574	3,437,933
Freddie Mac, 2.456%, 8/25/2019	8,243,898	8,219,010
Freddie Mac, 1.869%, 11/25/2019	7,400,401	7,306,525
Freddie Mac, 4.251%, 1/25/2020	4,342,703	4,436,069
Freddie Mac, 2.313%, 3/25/2020	8,336,413	8,252,540
Freddie Mac, 3.034%, 10/25/2020	8,349,237	8,366,062
Freddie Mac, 2.856%, 1/25/2021	3,765,630	3,753,289
Freddie Mac, 2.791%, 1/25/2022	7,153,871	7,090,974
Freddie Mac, 2.716%, 6/25/2022	3,677,393	3,629,995
Freddie Mac, 2.355%, 7/25/2022	10,625,468	10,308,278
Freddie Mac, 3.32%, 2/25/2023	5,070,913	5,123,069
Freddie Mac, 3.25%, 4/25/2023	7,830,787	7,884,586
Freddie Mac, 3.06%, 7/25/2023	5,298,995	5,284,935
Freddie Mac, 3.531%, 7/25/2023	2,816,666	2,876,636
Freddie Mac, 3.458%, 8/25/2023	16,280,782	16,503,309
Freddie Mac, 2.67%, 12/25/2024	4,982,063	4,822,830

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 2.811%, 1/25/2025	$7,744,684	$7,552,222
Freddie Mac, 3.329%, 5/25/2025	9,013,328	9,066,922
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	17,624,843	18,104,736
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	12,356,363	12,998,058
Freddie Mac, 2.745%, 1/25/2026	5,732,258	5,513,658
Freddie Mac, 2.673%, 3/25/2026	15,673,350	14,983,563
Freddie Mac, 3.3%, 10/25/2026	4,957,000	4,929,879
Freddie Mac, 3.224%, 3/25/2027	9,573,000	9,441,704
Freddie Mac, 3.117%, 6/25/2027	17,177,017	16,777,368
Freddie Mac, 6%, 11/01/2033 - 7/01/2038	1,413,783	1,574,550
Freddie Mac, 3.5%, 2/01/2042 - 12/01/2046	67,204,608	66,991,978
Freddie Mac, 3%, 10/01/2042 - 10/01/2046	39,957,742	38,669,193
Ginnie Mae, 5.5%, 11/15/2032 - 1/20/2042	2,234,847	2,419,189
Ginnie Mae, 6%, 2/15/2034 - 1/15/2038	2,056,246	2,311,091
Ginnie Mae, 4.5%, 4/15/2039 - 2/20/2042	19,668,514	20,719,429
Ginnie Mae, 4%, 10/20/2040 - 2/20/2041	5,879,286	6,076,150
Ginnie Mae, 3.5%, 11/15/2040 - 4/15/2042	10,132,282	10,196,245

		$782,165,373
Municipals - 1.2%
New Jersey Economic Development Authority State Pension
Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	$29,043,000	$24,093,782
Oklahoma Development Finance Authority, Health System Rev.
(OU Medicine Project), “C”, 5.45%, 8/15/2028	8,467,000	8,875,872
Philadelphia, PA, School District, “B”, 6.615%, 6/01/2030	6,320,000	7,397,054
Philadelphia, PA, School District, “B”, 6.765%, 6/01/2040	4,260,000	5,425,238
State of California (Build America Bonds), 7.625%, 3/01/2040	1,250,000	1,866,888
State of California (Build America Bonds), 7.6%, 11/01/2040	9,570,000	14,524,006
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	2,920,000	2,977,816

		$65,160,656
Natural Gas - Distribution - 0.6%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$18,948,000	$18,002,655
KeySpan Gas East Corp., 2.742%, 8/15/2026 (z)	14,712,000	13,566,012

		$31,568,667
Network & Telecom - 1.1%
AT&T, Inc, 5.25%, 3/01/2037	$20,055,000	$20,494,188
AT&T, Inc., 4.5%, 5/15/2035	18,013,000	17,173,094
AT&T, Inc., 4.75%, 5/15/2046	11,628,000	10,829,737
AT&T, Inc., 5.15%, 2/14/2050	10,115,000	10,248,281

		$58,745,300

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oils - 0.5%
Andeavor, 3.8%, 4/01/2028	$4,605,000	$4,432,814
Marathon Petroleum Corp., 4.75%, 9/15/2044	18,425,000	18,185,081
Marathon Petroleum Corp., 5.85%, 12/15/2045	5,043,000	5,494,975

		$28,112,870
Other Banks & Diversified Financials - 1.7%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$3,408,000	$3,693,590
BPCE S.A., 4.5%, 3/15/2025 (n)	7,513,000	7,466,455
Citigroup, Inc., 4.4%, 6/10/2025	6,407,000	6,400,928
Compass Bank, 2.875%, 6/29/2022	17,025,000	16,389,413
Groupe BPCE S.A., 12.5% to 9/30/2019, FLR to 8/29/2049 (n)	13,740,000	15,337,275
ING Groep N.V., 3.95%, 3/29/2027	4,571,000	4,497,652
Macquarie Bank Ltd., 6.125% to 3/08/2027, FLR to 12/31/2165 (n)	15,364,000	14,787,850
SunTrust Banks, Inc., 2.7%, 1/27/2022	11,499,000	11,198,101
SunTrust Banks, Inc., 3.3%, 5/15/2026	12,250,000	11,594,738

		$91,366,002
Pharmaceuticals - 0.1%
Gilead Sciences, Inc., 2.35%, 2/01/2020	$1,062,000	$1,053,556
Gilead Sciences, Inc., 4.75%, 3/01/2046	4,995,000	5,168,706

		$6,222,262
Railroad & Shipping - 0.1%
Preferred Term Securities XIX Ltd., CDO, FLR, 2.474% (LIBOR-3mo. + 0.35%), 12/22/2035 (z)	$5,210,422	$4,806,614

Real Estate - Apartment - 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$2,876,000	$2,937,472

Real Estate - Retail - 0.4%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/2022	$8,618,000	$8,590,095
Realty Income Corp., 3.65%, 1/15/2028	12,491,000	11,894,288

		$20,484,383
Retailers - 0.3%
Best Buy Co., Inc., 5.5%, 3/15/2021	$14,246,000	$14,970,058

Telecommunications - Wireless - 1.2%
American Tower Corp., REIT, 3.55%, 7/15/2027	$23,507,000	$21,925,489
Crown Castle International Corp., 2.25%, 9/01/2021	7,361,000	7,066,895
Crown Castle International Corp., 3.2%, 9/01/2024	4,931,000	4,687,368
Crown Castle International Corp., 3.7%, 6/15/2026	3,950,000	3,756,409

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Crown Castle International Corp., 4%, 3/01/2027	$1,862,000	$1,799,241
Crown Castle International Corp., 3.8%, 2/15/2028	4,853,000	4,609,683
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	13,376,000	13,802,297
SBA Tower Trust, 2.898%, 10/11/2044 (n)	7,030,000	7,031,170

		$64,678,552
Tobacco - 1.0%
BAT Capital Corp., 3.222%, 8/15/2024 (z)	$37,270,000	$35,413,385
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	15,574,000	15,586,951
Reynolds American, Inc., 8.125%, 6/23/2019	4,620,000	4,879,834

		$55,880,170
Transportation - Services - 0.3%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$1,863,000	$1,860,072
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	11,169,000	14,255,143
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	1,327,000	1,281,313

		$17,396,528
U.S. Government Agencies and Equivalents - 1.0%
Small Business Administration, 6.35%, 4/01/2021	$823	$851
Small Business Administration, 6.34%, 5/01/2021	1,639	1,688
Small Business Administration, 6.44%, 6/01/2021	2,651	2,742
Small Business Administration, 5.34%, 11/01/2021	14,602	14,929
Small Business Administration, 6.07%, 3/01/2022	9,182	9,510
Small Business Administration, 4.35%, 7/01/2023	109,481	112,281
Small Business Administration, 4.98%, 11/01/2023	143,388	149,038
Small Business Administration, 4.89%, 12/01/2023	148,302	152,970
Small Business Administration, 4.93%, 1/01/2024	177,226	183,224
Small Business Administration, 4.34%, 3/01/2024	230,066	234,851
Small Business Administration, 5.18%, 5/01/2024	170,258	176,427
Small Business Administration, 5.52%, 6/01/2024	187,348	194,453
Small Business Administration, 5.19%, 7/01/2024	230,153	238,477
Small Business Administration, 4.86%, 10/01/2024	114,987	118,288
Small Business Administration, 4.57%, 6/01/2025	393,877	401,738
Small Business Administration, 4.76%, 9/01/2025	1,086,554	1,114,724
Small Business Administration, 5.39%, 12/01/2025	95,953	99,995
Small Business Administration, 5.35%, 2/01/2026	543,741	567,083
Small Business Administration, 3.25%, 11/01/2030	1,921,667	1,938,105
Small Business Administration, 2.85%, 9/01/2031	3,152,002	3,114,607
Small Business Administration, 2.37%, 8/01/2032	2,344,011	2,290,294
Small Business Administration, 2.13%, 1/01/2033	3,511,825	3,395,547
Small Business Administration, 2.21%, 2/01/2033	979,409	947,357
Small Business Administration, 2.22%, 3/01/2033	3,505,785	3,396,008

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 2.08%, 4/01/2033	$5,593,276	$5,402,148
Small Business Administration, 2.45%, 6/01/2033	7,255,032	7,078,495
Small Business Administration, 3.15%, 7/01/2033	9,272,204	9,308,457
Small Business Administration, 3.16%, 8/01/2033	8,818,895	8,861,099
Small Business Administration, 3.62%, 9/01/2033	4,831,815	4,915,583

		$54,420,969
U.S. Treasury Obligations - 25.0%
U.S. Treasury Bonds, 4.5%, 2/15/2036	$9,176,000	$11,105,111
U.S. Treasury Bonds, 5%, 5/15/2037	2,338,000	3,018,942
U.S. Treasury Bonds, 4.375%, 2/15/2038	3,136,000	3,776,797
U.S. Treasury Bonds, 3.5%, 2/15/2039	37,732,000	40,563,374
U.S. Treasury Bonds, 4.5%, 8/15/2039	82,205,100	101,227,874
U.S. Treasury Bonds, 2.875%, 5/15/2043	87,127,000	83,978,857
U.S. Treasury Bonds, 2.5%, 2/15/2045	29,323,000	26,159,323
U.S. Treasury Bonds, 2.875%, 11/15/2046	27,653,000	26,495,031
U.S. Treasury Notes, 1%, 11/30/2018	276,884,000	275,110,212
U.S. Treasury Notes, 2.75%, 2/15/2019	62,952,900	63,206,187
U.S. Treasury Notes, 1%, 6/30/2019	62,935,000	61,971,308
U.S. Treasury Notes, 1.625%, 6/30/2019 (f)	294,589,000	292,183,958
U.S. Treasury Notes, 1.625%, 11/30/2020	88,567,000	86,442,775
U.S. Treasury Notes, 1.75%, 11/30/2021	165,691,000	160,318,986
U.S. Treasury Notes, 1.75%, 9/30/2022	103,311,000	98,980,817
U.S. Treasury Notes, 2%, 11/15/2026	9,150,000	8,506,283

		$1,343,045,835
Utilities - Electric Power - 2.5%
AEP Transmission Co. LLC, 3.1%, 12/01/2026 (n)	$2,544,000	$2,419,083
AEP Transmission Co. LLC, 3.1%, 12/01/2026	6,464,000	6,146,601
AEP Transmission Co. LLC, 4%, 12/01/2046	7,883,000	7,714,126
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	7,489,000	8,524,464
Dominion Resources, Inc., 3.625%, 12/01/2024	15,261,000	15,013,644
Dominion Resources, Inc., 3.9%, 10/01/2025	2,892,000	2,859,745
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	27,962,000	26,407,244
Enel Finance International N.V., 3.5%, 4/06/2028 (z)	30,206,000	28,047,280
Exelon Corp., 3.497%, 6/01/2022	2,252,000	2,216,446
Firstenergy Corp., 4.85%, 7/15/2047	17,208,000	17,898,917
PPL Capital Funding, Inc., 5%, 3/15/2044	3,924,000	4,202,471
PPL Corp., 3.5%, 12/01/2022	3,299,000	3,287,025
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	10,545,000	10,990,200

		$135,727,246
Total Bonds (Identified Cost, $5,438,049,982)		$5,327,919,513

25

Portfolio of Investments – continued

Investment Companies (h) - 0.9%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 1.78% (v) (Identified Cost, $49,539,698)	49,547,756	$49,542,800

Other Assets, Less Liabilities - 0.1%		7,704,042
Net Assets - 100.0%		$5,385,166,355

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $49,542,800 and $5,327,919,513, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $746,153,450, representing 13.9% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AIMCO Properties CLO LP, 2015-AA, “BR”, FLR, 3.648% (LIBOR-3mo. + 1.30%), 1/15/2028	12/12/17	$16,000,000	$15,865,840
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.605% (LIBOR-3mo. + 1.25%), 10/18/2027	10/04/17	8,340,000	8,333,345
ALM V Ltd., 2012-5A, “BR3”, FLR, 4.005%
(LIBOR-3mo. + 1.7%), 10/18/2027	10/04/17	3,070,000	3,070,353
Ambac Assurance Corp., 5.1%, 6/07/2020	2/14/18	5,749	18,356
Ambac LSNI, LLC, FLR, 6.811% (LIBOR-3mo. + 5%), 2/12/2023	2/14/18	14,878	67,267
Ballyrock Ltd., CLO, FLR, 3.065% (LIBOR-3mo. + 1.18%), 5/20/2025	5/10/16	2,667,446	2,684,148
Bancorp Commercial Mortgage Trust, 2018-CR3,
“A”, 2.747%, 1/15/2033	3/13/18	13,934,734	13,934,720
Bancorp Commercial Mortgage Trust, 2018-CR3, “AS”, 3.147%, 1/15/2033	3/13/18	8,360,841	8,360,827

26

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 4.597% (LIBOR-1mo. + 2.7%), 1/15/2033	3/13/18	$2,229,557	$2,235,427
BAT Capital Corp., 3.222%, 8/15/2024	8/08/17-8/09/17	37,312,258	35,413,385
Bayview Commercial Asset Trust, 0%, 12/25/2036	10/25/06	506	435
Bayview Commercial Asset Trust, FLR, 2.207% (LIBOR-1mo. + 0.31%), 8/25/2035	6/09/05	224,036	212,663
Bayview Commercial Asset Trust, FLR, 2.142% (LIBOR-1mo. + 0.27%), 4/25/2036	2/23/06	180,003	170,286
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.501% (LIBOR-1mo. + 1.6%), 12/28/2040	3/01/06	1,815,799	1,647,427
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033	2/21/18	22,759,980	22,816,279
Cavalry CLO IV Ltd., 2014-4A, “B1R”, FLR, 3.698% (LIBOR-3mo. + 1.35%), 10/15/2026	10/04/17	6,670,000	6,666,011
Cavalry CLO IV Ltd./Cavalry CLO IV LLC, FLR, 4.248% (LIBOR-3mo. + 1.9%), 10/15/2026	10/04/17	7,790,000	7,785,677
Cavalry CLO IV Ltd./Cavalry CLO IV LLC, FLR, 4.248% (LIBOR-3mo. + 1.9%), 10/15/2026	10/04/17	5,560,000	5,556,610
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12%, 11/15/2029	10/24/17	14,024,050	13,852,825
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030	4/11/18	14,169,553	14,136,236
Commercial Mortgage Asset Trust, 1.466%, 1/17/2032	8/25/03-4/09/12	0	17
CRH America Finance, Inc., 3.95%, 4/04/2028	3/27/18	17,910,317	17,595,802
Enel Finance International N.V., 3.5%, 4/06/2028	10/03/17	29,848,867	28,047,280
Falcon Franchise Loan LLC, 7.966%, 1/05/2023	1/18/02-3/23/11	0	349
GMF Floorplan Owner Revolving Trust, 2017-2,
“C”, 2.63%, 7/15/2022	8/15/17	7,999,371	7,832,368
Granite Point Mortgage Trust Inc., 2.796%, 12/19/2035	4/26/18	11,360,000	11,342,960
KeySpan Gas East Corp., 2.742%, 8/15/2026	8/02/16	14,712,000	13,566,012
Morgan Stanley Capital I, Inc., 1.836%, 3/15/2031	6/10/03	7	1
NextGear Floorplan Master Owner Trust, 2018-1A, “A2”, 3.22%, 2/15/2023	3/06/18	7,284,156	7,261,630
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.698% (LIBOR-3mo. + 1.35%) 7/15/2027	10/27/17	13,240,000	13,227,965
Preferred Term Securities XIX Ltd., CDO, FLR, 2.474% (LIBOR-3mo. + 0.35%), 12/22/2035	9/08/05-3/28/11	5,166,811	4,806,614
TICP CLO Ltd., 2018-IA, “A2”, FLR, 3.862% (LIBOR-3mo. + 1.5%), 4/26/2028	4/17/18	16,262,022	16,233,563
Total Restricted Securities			$282,742,678
% of Net assets			5.3%

27

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/18

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	1,750	$223,808,594	June - 2018	$829,585

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	870	$184,480,781	June - 2018	$(484,478)
U.S. Treasury Note 5 yr	Long	USD	1,175	133,371,680	June - 2018	(735,170)
U.S. Treasury Ultra Bond 30 yr	Long	USD	400	62,850,000	June - 2018	(389,798)

						$(1,609,446)

At April 30, 2018, the fund had liquid securities with an aggregate value of $792,480 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,438,049,982)	$5,327,919,513
Investments in affiliated issuers, at value (identified cost, $49,539,698)	49,542,800
Cash	19,221
Receivables for
Investments sold	256,262
Fund shares sold	12,683,714
Interest	35,101,184
Other assets	13,661
Total assets	$5,425,536,355
Liabilities
Payables for
Distributions	$1,885,159
Daily variation margin on open futures contracts	65,151
Investments purchased	31,014,115
Fund shares reacquired	5,494,450
Payable to affiliates
Investment adviser	150,122
Shareholder servicing costs	1,308,961
Distribution and service fees	46,621
Program manager fee	68
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	405,341
Total liabilities	$40,370,000
Net assets	$5,385,166,355
Net assets consist of
Paid-in capital	$5,553,724,335
Unrealized appreciation (depreciation)	(110,907,228)
Accumulated net realized gain (loss)	(61,789,910)
Undistributed net investment income	4,139,158
Net assets	$5,385,166,355
Shares of beneficial interest outstanding	518,082,310

29

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,761,170,608	169,462,755	$10.39
Class B	18,206,977	1,749,395	10.41
Class C	100,767,769	9,683,740	10.41
Class I	1,180,740,658	113,584,796	10.40
Class R1	1,293,158	124,240	10.41
Class R2	44,339,146	4,267,898	10.39
Class R3	75,763,851	7,290,662	10.39
Class R4	103,144,465	9,921,500	10.40
Class R6	2,087,409,420	200,810,294	10.39
Class 529A	8,816,195	849,334	10.38
Class 529B	303,846	29,193	10.41
Class 529C	3,210,262	308,503	10.41

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $10.85 [100 / 95.75 x $10.39] and $10.84 [100 / 95.75 x $10.38], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$158,267,923
Dividends from affiliated issuers	1,359,465
Total investment income	$159,627,388
Expenses
Management fee	$24,354,884
Distribution and service fees	6,283,366
Shareholder servicing costs	3,804,107
Program manager fees	10,021
Administrative services fee	640,971
Independent Trustees’ compensation	55,663
Custodian fee	245,931
Shareholder communications	537,170
Audit and tax fees	78,250
Legal fees	51,783
Miscellaneous	467,796
Total expenses	$36,529,942
Fees paid indirectly	(12,434)
Reduction of expenses by investment adviser and distributor	(3,641,056)
Net expenses	$32,876,452
Net investment income (loss)	$126,750,936
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$956,960
Affiliated issuers	(20,360)
Futures contracts	9,105,153
Net realized gain (loss)	$10,041,753
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(145,823,985)
Affiliated issuers	(14,456)
Futures contracts	(2,652,372)
Net unrealized gain (loss)	$(148,490,813)
Net realized and unrealized gain (loss)	$(138,449,060)
Change in net assets from operations	$(11,698,124)

See Notes to Financial Statements

31

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/18	4/30/17
Change in net assets
From operations
Net investment income (loss)	$126,750,936	$120,695,266
Net realized gain (loss)	10,041,753	(369,855)
Net unrealized gain (loss)	(148,490,813)	(40,658,882)
Change in net assets from operations	$(11,698,124)	$79,666,529
Distributions declared to shareholders
From net investment income	$(131,036,423)	$(132,051,214)
Change in net assets from fund share transactions	$710,732,013	$254,861,942
Total change in net assets	$567,997,466	$202,477,257
Net assets
At beginning of period	4,817,168,889	4,614,691,632
At end of period (including undistributed net investment income of $4,139,158 and $2,448,679, respectively)	$5,385,166,355	$4,817,168,889

See Notes to Financial Statements

32

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.67	$10.79	$10.96	$10.89	$11.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.27	$0.28	$0.27	$0.30
Net realized and unrealized gain (loss)	(0.27)	(0.10)	(0.10)	0.15	(0.21)
Total from investment operations	$(0.02)	$0.17	$0.18	$0.42	$0.09
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.31)	$(0.31)	$(0.33)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.26)	$(0.29)	$(0.35)	$(0.35)	$(0.33)
Net asset value, end of period (x)	$10.39	$10.67	$10.79	$10.96	$10.89
Total return (%) (r)(s)(t)(x)	(0.22)	1.63	1.76	3.89	0.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.89	0.89	0.90
Expenses after expense reductions (f)	0.74	0.74	0.74	0.77	0.79
Net investment income (loss)	2.36	2.49	2.63	2.46	2.74
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$1,761,171	$1,706,798	$1,829,002	$1,495,612	$1,153,059

See Notes to Financial Statements

33

Financial Highlights – continued

Class B	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.68	$10.80	$10.97	$10.90	$11.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.19	$0.20	$0.19	$0.22
Net realized and unrealized gain (loss)	(0.26)	(0.10)	(0.10)	0.14	(0.22)
Total from investment operations	$(0.09)	$0.09	$0.10	$0.33	$—
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)	$(0.23)	$(0.22)	$(0.25)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.18)	$(0.21)	$(0.27)	$(0.26)	$(0.25)
Net asset value, end of period (x)	$10.41	$10.68	$10.80	$10.97	$10.90
Total return (%) (r)(s)(t)(x)	(0.87)	0.87	1.01	3.12	0.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.65	1.64	1.65
Expenses after expense reductions (f)	1.49	1.49	1.49	1.52	1.54
Net investment income (loss)	1.61	1.75	1.89	1.72	2.00
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$18,207	$24,514	$29,351	$30,730	$33,000

Class C	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.68	$10.80	$10.97	$10.90	$11.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.18	$0.19	$0.18	$0.20
Net realized and unrealized gain (loss)	(0.26)	(0.10)	(0.10)	0.14	(0.21)
Total from investment operations	$(0.10)	$0.08	$0.09	$0.32	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.20)	$(0.22)	$(0.21)	$(0.24)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.17)	$(0.20)	$(0.26)	$(0.25)	$(0.24)
Net asset value, end of period (x)	$10.41	$10.68	$10.80	$10.97	$10.90
Total return (%) (r)(s)(t)(x)	(0.97)	0.77	0.91	3.02	(0.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.64	1.64	1.65
Expenses after expense reductions (f)	1.59	1.59	1.59	1.62	1.65
Net investment income (loss)	1.51	1.65	1.78	1.61	1.90
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$100,768	$134,650	$150,596	$135,948	$115,495

See Notes to Financial Statements

34

Financial Highlights – continued

Class I	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.67	$10.79	$10.96	$10.89	$11.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.30	$0.29	$0.31
Net realized and unrealized gain (loss)	(0.26)	(0.09)	(0.10)	0.14	(0.21)
Total from investment operations	$0.01	$0.19	$0.20	$0.43	$0.10
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.33)	$(0.32)	$(0.35)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.28)	$(0.31)	$(0.37)	$(0.36)	$(0.35)
Net asset value, end of period (x)	$10.40	$10.67	$10.79	$10.96	$10.89
Total return (%) (r)(s)(t)(x)	0.03	1.78	1.92	4.05	0.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.64	0.64	0.65
Expenses after expense reductions (f)	0.59	0.59	0.59	0.62	0.64
Net investment income (loss)	2.51	2.62	2.78	2.60	2.89
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$1,180,741	$1,256,542	$914,984	$1,274,021	$976,838

Class R1	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.68	$10.81	$10.97	$10.90	$11.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.18	$0.19	$0.18	$0.20
Net realized and unrealized gain (loss)	(0.26)	(0.11)	(0.09)	0.14	(0.21)
Total from investment operations	$(0.10)	$0.07	$0.10	$0.32	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.20)	$(0.22)	$(0.21)	$(0.24)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.17)	$(0.20)	$(0.26)	$(0.25)	$(0.24)
Net asset value, end of period (x)	$10.41	$10.68	$10.81	$10.97	$10.90
Total return (%) (r)(s)(t)(x)	(0.97)	0.67	1.00	3.02	(0.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.64	1.64	1.65
Expenses after expense reductions (f)	1.59	1.59	1.59	1.62	1.64
Net investment income (loss)	1.50	1.66	1.78	1.60	1.89
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$1,293	$2,466	$3,584	$4,153	$3,093

See Notes to Financial Statements

35

Financial Highlights – continued

Class R2	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.66	$10.78	$10.95	$10.88	$11.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.23	$0.24	$0.23	$0.26
Net realized and unrealized gain (loss)	(0.26)	(0.09)	(0.09)	0.15	(0.22)
Total from investment operations	$(0.05)	$0.14	$0.15	$0.38	$0.04
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.26)	$(0.28)	$(0.27)	$(0.29)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.22)	$(0.26)	$(0.32)	$(0.31)	$(0.29)
Net asset value, end of period (x)	$10.39	$10.66	$10.78	$10.95	$10.88
Total return (%) (r)(s)(t)(x)	(0.48)	1.27	1.41	3.53	0.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.15	1.14	1.14	1.15
Expenses after expense reductions (f)	1.09	1.09	1.09	1.12	1.15
Net investment income (loss)	2.01	2.15	2.29	2.12	2.40
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$44,339	$48,893	$49,042	$49,623	$42,233

Class R3	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.67	$10.79	$10.95	$10.88	$11.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.26	$0.27	$0.26	$0.29
Net realized and unrealized gain (loss)	(0.27)	(0.10)	(0.09)	0.15	(0.22)
Total from investment operations	$(0.03)	$0.16	$0.18	$0.41	$0.07
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.30)	$(0.30)	$(0.32)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.28)	$(0.34)	$(0.34)	$(0.32)
Net asset value, end of period (x)	$10.39	$10.67	$10.79	$10.95	$10.88
Total return (%) (r)(s)(t)(x)	(0.32)	1.52	1.76	3.79	0.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.89	0.89	0.90
Expenses after expense reductions (f)	0.84	0.84	0.84	0.87	0.89
Net investment income (loss)	2.25	2.40	2.53	2.36	2.65
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$75,764	$90,449	$88,496	$71,742	$48,842

See Notes to Financial Statements

36

Financial Highlights – continued

Class R4	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.67	$10.79	$10.96	$10.88	$11.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.30	$0.28	$0.31
Net realized and unrealized gain (loss)	(0.26)	(0.09)	(0.10)	0.16	(0.22)
Total from investment operations	$0.01	$0.19	$0.20	$0.44	$0.09
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.33)	$(0.32)	$(0.34)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.28)	$(0.31)	$(0.37)	$(0.36)	$(0.34)
Net asset value, end of period (x)	$10.40	$10.67	$10.79	$10.96	$10.88
Total return (%) (r)(s)(t)(x)	0.03	1.78	1.92	4.15	0.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.64	0.64	0.65
Expenses after expense reductions (f)	0.59	0.59	0.59	0.61	0.65
Net investment income (loss)	2.50	2.64	2.79	2.59	2.90
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$103,144	$118,494	$116,248	$150,418	$68,289

Class R6	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.67	$10.79	$10.96	$10.89	$11.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.30	$0.31	$0.30	$0.32
Net realized and unrealized gain (loss)	(0.27)	(0.10)	(0.10)	0.14	(0.22)
Total from investment operations	$0.01	$0.20	$0.21	$0.44	$0.10
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)	$(0.34)	$(0.33)	$(0.35)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.29)	$(0.32)	$(0.38)	$(0.37)	$(0.35)
Net asset value, end of period (x)	$10.39	$10.67	$10.79	$10.96	$10.89
Total return (%) (r)(s)(t)(x)	0.04	1.89	2.03	4.15	1.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.53	0.54	0.55
Expenses after expense reductions (f)	0.48	0.48	0.48	0.53	0.55
Net investment income (loss)	2.61	2.76	2.90	2.72	2.99
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$2,087,409	$1,422,342	$1,423,635	$1,371,926	$1,542,574

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529A	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.65	$10.77	$10.94	$10.87	$11.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.27	$0.28	$0.27	$0.29
Net realized and unrealized gain (loss)	(0.26)	(0.10)	(0.10)	0.14	(0.21)
Total from investment operations	$(0.01)	$0.17	$0.18	$0.41	$0.08
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.31)	$(0.30)	$(0.32)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.26)	$(0.29)	$(0.35)	$(0.34)	$(0.32)
Net asset value, end of period (x)	$10.38	$10.65	$10.77	$10.94	$10.87
Total return (%) (r)(s)(t)(x)	(0.15)	1.60	1.72	3.84	0.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	1.00	0.99	0.99	1.00
Expenses after expense reductions (f)	0.76	0.76	0.78	0.81	0.84
Net investment income (loss)	2.34	2.47	2.60	2.43	2.72
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$8,816	$7,879	$6,132	$4,713	$4,032

Class 529B	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.68	$10.81	$10.97	$10.90	$11.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.17	$0.19	$0.17	$0.20
Net realized and unrealized gain (loss)	(0.26)	(0.10)	(0.09)	0.15	(0.22)
Total from investment operations	$(0.11)	$0.07	$0.10	$0.32	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.22)	$(0.21)	$(0.23)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.16)	$(0.20)	$(0.26)	$(0.25)	$(0.23)
Net asset value, end of period (x)	$10.41	$10.68	$10.81	$10.97	$10.90
Total return (%) (r)(s)(t)(x)	(1.02)	0.62	0.95	2.96	(0.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.74	1.74	1.74	1.75
Expenses after expense reductions (f)	1.64	1.64	1.64	1.67	1.69
Net investment income (loss)	1.45	1.60	1.74	1.56	1.84
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$304	$297	$339	$396	$395

See Notes to Financial Statements

38

Financial Highlights – continued

Class 529C	Year ended
	4/30/18	4/30/17	4/30/16	4/30/15	4/30/14
Net asset value, beginning of period	$10.68	$10.80	$10.97	$10.90	$11.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.17	$0.19	$0.17	$0.20
Net realized and unrealized gain (loss)	(0.27)	(0.09)	(0.10)	0.15	(0.22)
Total from investment operations	$(0.11)	$0.08	$0.09	$0.32	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.22)	$(0.21)	$(0.23)
From net realized gain	—	—	(0.04)	(0.04)	(0.00	)(w)
Total distributions declared to shareholders	$(0.16)	$(0.20)	$(0.26)	$(0.25)	$(0.23)
Net asset value, end of period (x)	$10.41	$10.68	$10.80	$10.97	$10.90
Total return (%) (r)(s)(t)(x)	(1.02)	0.72	0.86	2.97	(0.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.75	1.74	1.74	1.75
Expenses after expense reductions (f)	1.64	1.64	1.64	1.67	1.70
Net investment income (loss)	1.45	1.59	1.73	1.56	1.84
Portfolio turnover	27	40	53	72	52
Net assets at end of period (000 omitted)	$3,210	$3,843	$3,283	$2,933	$2,905

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

39

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates

40

Notes to Financial Statements – continued

market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

41

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of April 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$1,397,466,804	$—	$1,397,466,804
Non-U.S. Sovereign Debt	—	61,032,182	—	61,032,182
Municipal Bonds	—	65,160,656	—	65,160,656
U.S. Corporate Bonds	—	1,670,666,559	—	1,670,666,559
Residential Mortgage-Backed Securities	—	787,859,867	—	787,859,867
Commercial Mortgage-Backed Securities	—	477,144,483	—	477,144,483
Asset-Backed Securities (including CDOs)	—	458,317,175	—	458,317,175
Foreign Bonds	—	410,271,787	—	410,271,787
Mutual Funds	49,542,800	—	—	49,542,800
Total	$49,542,800	$5,327,919,513	$—	$5,377,462,313

Other Financial Instruments
Futures Contracts – Assets	$829,585	$—	$—	$829,585
Futures Contracts – Liabilities	(1,609,446)	—	—	(1,609,446)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

42

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$829,585	$(1,609,446)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$9,105,153

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(2,652,372)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin

43

Notes to Financial Statements – continued

requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

44

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the

45

Notes to Financial Statements – continued

counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

46

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/18	Year ended 4/30/17
Ordinary income (including any short-term capital gains)	$131,036,423	$132,051,214

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/18
Cost of investments	$5,503,314,626
Gross appreciation	24,807,132
Gross depreciation	(151,439,306)
Net unrealized appreciation (depreciation)	$(126,632,174)
Undistributed ordinary income	16,738,019
Capital loss carryforwards	(46,315,178)
Other temporary differences	(12,348,647)

As of April 30, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(21,723,934)
Long-Term	(24,591,244)
Total	$(46,315,178)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after

47

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/18	Year ended 4/30/17
Class A	$42,118,451	$50,023,033
Class B	365,907	557,918
Class C	1,935,562	2,848,121
Class I	28,762,383	28,391,683
Class R1	28,504	60,069
Class R2	986,547	1,171,393
Class R3	1,989,720	2,412,185
Class R4	2,930,459	3,539,486
Class R6	51,653,877	42,786,755
Class 529A	203,927	187,332
Class 529B	5,113	5,849
Class 529C	55,973	67,390
Total	$131,036,423	$132,051,214

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2018, this management fee reduction amounted to $437,295, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.46% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.74%	1.49%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.50%	0.79%	1.64%	1.64%

48

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. For the year ended April 30, 2018, this reduction amounted to $1,439,826, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $174,222 and $1,265 for the year ended April 30, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$4,317,787
Class B	0.75%	0.25%	1.00%	0.90%	217,076
Class C	0.75%	0.25%	1.00%	1.00%	1,220,145
Class R1	0.75%	0.25%	1.00%	1.00%	18,034
Class R2	0.25%	0.25%	0.50%	0.50%	236,423
Class R3	—	0.25%	0.25%	0.25%	212,978
Class 529A	—	0.25%	0.25%	0.12%	21,109
Class 529B	0.75%	0.25%	1.00%	1.00%	3,333
Class 529C	0.75%	0.25%	1.00%	1.00%	36,481
Total Distribution and Service Fees					$6,283,366

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2018 based on each class’s average daily net assets. 0.10% of the Class A, Class B, and Class 529A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2018, this waiver amounted to $1,757,253 and is included in the reduction of total expenses in the Statement of Operations. 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2018, this waiver amounted to $21,708 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2018. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2018, this rebate

49

Notes to Financial Statements – continued

amounted to $79, $237, $1, $2,527, $3, and $26 for Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2018, were as follows:

Amount
Class A	$93,246
Class B	25,122
Class C	20,830
Class 529B	598
Class 529C	299

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from May 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from May 1, 2017 through December 10, 2017, this waiver amounted to $3,809 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2018, were as follows:

	Fee	Waiver
Class 529A	$6,764	$2,543
Class 529B	269	103
Class 529C	2,988	1,163
Total Program Manager Fees and Waivers	$10,021	$3,809

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

50

Notes to Financial Statements – continued

year ended April 30, 2018, the fee was $219,374, which equated to 0.0043% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,584,733.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2018 was equivalent to an annual effective rate of 0.0124% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2018, the fee paid by the fund under this agreement was $8,608 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended April 30, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $5,385,334.

(4) Portfolio Securities

For the year ended April 30, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$741,818,950	$523,463,044
Non-U.S. Government securities	$1,466,319,327	$834,799,932

51

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/18		Year ended 4/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	60,202,673	$641,770,684	71,617,565	$768,759,457
Class B	178,879	1,909,896	371,154	4,016,756
Class C	1,793,076	19,160,176	3,034,499	32,810,244
Class I	64,005,696	683,381,684	92,648,421	994,616,434
Class R1	33,868	361,253	82,393	886,322
Class R2	840,720	8,955,817	1,253,524	13,492,039
Class R3	1,669,491	17,807,616	2,713,833	29,104,733
Class R4	3,022,567	32,264,206	5,750,985	61,666,750
Class R6	83,636,879	895,804,561	14,225,879	152,539,673
Class 529A	254,510	2,705,282	261,046	2,792,026
Class 529B	12,773	137,109	2,664	28,580
Class 529C	59,498	635,175	160,548	1,730,281
	215,710,630	$2,304,893,459	192,122,511	$2,062,443,295

Shares issued to shareholders in reinvestment of distributions
Class A	3,407,169	$36,289,932	4,033,052	$43,390,964
Class B	29,570	315,657	43,415	467,960
Class C	152,113	1,622,961	207,748	2,238,120
Class I	1,684,521	17,953,532	1,599,256	17,143,809
Class R1	2,666	28,498	5,561	59,990
Class R2	86,750	923,961	102,257	1,099,359
Class R3	185,971	1,982,206	223,098	2,399,101
Class R4	236,938	2,526,631	286,489	3,080,891
Class R6	4,814,076	51,259,996	3,908,994	42,053,326
Class 529A	19,102	203,191	17,393	186,678
Class 529B	476	5,077	540	5,820
Class 529C	5,191	55,392	6,216	66,908
	10,624,543	$113,167,034	10,434,019	$112,192,926

52

Notes to Financial Statements – continued

	Year ended 4/30/18		Year ended 4/30/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(54,163,398)	$(578,252,462)	(85,148,816)	$(911,887,291)
Class B	(754,143)	(8,046,696)	(836,091)	(8,980,932)
Class C	(4,869,629)	(51,731,014)	(4,574,600)	(49,031,260)
Class I	(69,882,252)	(748,274,083)	(61,261,269)	(662,143,758)
Class R1	(143,167)	(1,536,453)	(188,788)	(2,017,608)
Class R2	(1,245,185)	(13,258,140)	(1,317,663)	(14,184,392)
Class R3	(3,045,586)	(32,494,552)	(2,659,535)	(28,453,748)
Class R4	(4,444,641)	(47,536,741)	(5,702,760)	(61,149,542)
Class R6	(20,950,439)	(223,092,840)	(16,737,968)	(179,513,655)
Class 529A	(163,883)	(1,742,241)	(107,947)	(1,149,687)
Class 529B	(11,882)	(126,867)	(6,763)	(72,669)
Class 529C	(116,014)	(1,236,391)	(110,840)	(1,189,737)
	(159,790,219)	$(1,707,328,480)	(178,653,040)	$(1,919,774,279)

Net change
Class A	9,446,444	$99,808,154	(9,498,199)	$(99,736,870)
Class B	(545,694)	(5,821,143)	(421,522)	(4,496,216)
Class C	(2,924,440)	(30,947,877)	(1,332,353)	(13,982,896)
Class I	(4,192,035)	(46,938,867)	32,986,408	349,616,485
Class R1	(106,633)	(1,146,702)	(100,834)	(1,071,296)
Class R2	(317,715)	(3,378,362)	38,118	407,006
Class R3	(1,190,124)	(12,704,730)	277,396	3,050,086
Class R4	(1,185,136)	(12,745,904)	334,714	3,598,099
Class R6	67,500,516	723,971,717	1,396,905	15,079,344
Class 529A	109,729	1,166,232	170,492	1,829,017
Class 529B	1,367	15,319	(3,559)	(38,269)
Class 529C	(51,325)	(545,824)	55,924	607,452
	66,544,954	$710,732,013	23,903,490	$254,861,942

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 8%, 8%, 3%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

53

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2018, the fund’s commitment fee and interest expense were $32,524 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		175,685,739	1,502,195,716	(1,628,333,699)	49,547,756

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(20,360)	$(14,456)	$—	$1,359,465	$49,542,800

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Total Return Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Fund (the “Fund”), including the portfolio of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joshua Marston
Robert Persons

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PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

62

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

63

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

65

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2018 and 2017, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Corporate Bond Fund	64,578	63,205
MFS Limited Maturity Fund	56,049	54,860
MFS Municipal Limited Maturity Fund	46,781	45,302
MFS Total Return Bond Fund	67,912	66,467

Total	235,320	229,834

For the fiscal years ended April 30, 2018 and 2017, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Corporate Bond Fund	0	0	7,142	6,988	0	0
To MFS Limited Maturity Fund	0	0	7,043	6,891	0	0
To MFS Municipal Limited Maturity Fund	0	0	6,453	6,314	0	0
To MFS Total Return Bond Fund	0	0	7,043	6,891	0	0
Total fees billed by Deloitte To above Funds:	0	0	27,681	27,084	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Corporate Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Total Return Bond Fund*	0	0	0	0	5,390	0

	Aggregate Fees for Non-audit Services
	2018	2017
Fees billed by Deloitte:
To MFS Corporate Bond Fund, MFS and MFS Related Entities#	22,098	902,170
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	21,999	902,073
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	21,409	901,496
To MFS Total Return Bond Fund, MFS and MFS Related Entities#	21,999	902,073

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date:    June 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: June 18, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 18, 2018

*	Print name and title of each signing officer under his or her signature.